UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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CIMARRON MEDICAL, INC.
(Name of Registrant As Specified In Charter)

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CIMARRON MEDICAL, INC.

10 W. Broadway, Ste. 700

Salt Lake City, UT 84101

June __, 2015

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

Dear Shareholder:

This notice and the accompanying Information Statement are being distributed to the holders of record (the “Shareholders”) of the voting capital stock of Cimarron Medical, Inc., a Utah corporation (the “Company”), as of the close of business on June 12, 2015 (the “Record Date”), in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the notice requirements of the Utah Revised Business Corporation Act (the “URBCA”). The purpose of this notice and the accompanying Information Statement is to notify the Shareholders of actions approved by our Board of Directors (the “Board”) and taken by written consent in lieu of a meeting by the holders of a majority of the voting power of our outstanding capital stock as of the Record Date (the “Written Consent”).

The Written Consent authorized us to change our corporate domicile from the State of Utah to the State of Delaware by merging the Company with and into a newly formed, wholly-owned Delaware subsidiary, and approved amendments to the Company’s Articles of Incorporation, which include increasing the Company’s authorized capital from 10,700,000 shares to 110,000,000 shares, divided into (i) 100,000,000 shares of $0.001 par value per share common voting stock; and (ii) 10,000,000 shares of $0.001 par value per share preferred stock, with the rights, designations and privileges to be set by the Board of Directors (collectively the “Corporate Actions”).

The Written Consent is the only shareholder approval required to effect the Corporate Actions under the URBCA, our Articles of Incorporation, as amended, or our Bylaws. No consent or proxies are being requested from our shareholders, and our Board of Directors (the “Board”) is not soliciting your consent or proxy in connection with the Corporate Actions. The Corporate Actions, as approved by the Written Consent, will not become effective until 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders. We expect to mail the accompanying Information Statement to the Shareholders on or about June __, 2015.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Schedule 14C: We will furnish a copy of this Notice and Information Statement, without charge, to any shareholder upon written request to the address set forth above, Attention: Corporate Secretary.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

By:	/s/ David Fuhrman
David Fuhrman
Chief Executive Officer and Director

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CIMARRON MEDICAL, INC.

10 W. Broadway, Ste. 700

Salt Lake City, UT 84101

INFORMATION STATEMENT

[Preliminary]

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

This Information Statement advises the shareholders of Cimarron Medical, Inc. (the “Company,” “we,” “our” or “us”) of the following:

•

The approval of amendments to our Articles of Incorporation, which include increasing the Company’s authorized capital from 10,700,000 shares to 110,000,000 shares, divided into (i) 100,000,000 shares of $0.001 par value per share common voting stock; and (ii) 10,000,000 shares of $0.001 par value per share preferred stock, with the rights, designations and privileges to be set by the Board of Directors (the “Article Amendments”); and

•

The change of our corporate domicile from the State of Utah to the State of Delaware by merging the Company with and into a newly formed, wholly-owned Delaware subsidiary (the “Domicile Change”) (such Article Amendments and Domicile Change collectively the “Corporate Actions”).

On June 12, 2015 (the “Record Date”), our Board of Directors (the “Board”) approved the Domicile Change and Article Amendments and submitted the same to certain holders of our common stock, no par value (“Common Stock”) and Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”). On the same date, the holders of a majority of the voting power of the outstanding Common Stock and all of the outstanding Series A Preferred Stock (the “Majority Shareholders”) executed and delivered to us a written consent in lieu of a meeting (the “Written Consent”) approving the Domicile Change and Article Amendments.

Section 16-10a-704 of the URBCA provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special shareholders’ meeting convened for the specific purpose of such action. The URBCA, however, requires that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the shareholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

Under Utah law, shareholders are not entitled to dissenters’ rights with respect to the Article Amendments. The Domicile Change will result in appraisal rights for dissenting shareholders, which are discussed herein.

In accordance with the foregoing, we intend to mail a notice of the Written Consent and this Information Statement on or about June __, 2015. This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Shareholders, which hold a majority of the voting capital stock and preferred stock of the Company.

Voting Securities and Principal Holders Thereof Voting in Favor of Corporate Actions

As of the Record Date, there were issued and outstanding 1,450,322 shares of Common Stock, and 200,119 shares of preferred stock, all of which designated Series A Preferred Stock. Each share of Common Stock is entitled to one vote and each share of Series A Preferred Stock is entitled to one vote for each share of Common Stock into which such share of Series A Preferred Stock could then be converted, which, as of the Record Date, was approximately 1.205 votes per share (each share of Series A Preferred Stock could then be converted into a number of shares of Common Stock equal to $1.00/$0.83), with fractional votes on an as-converted basis (after aggregating all shares into which such shares of Series A Preferred Stock held by each holder could be converted) rounded to the nearest whole number (with one-half being rounded upward). Pursuant to the URBCA, at least a majority of the voting equity of the Company, or at least 845,715 votes, was required to approve the Name Change by written consent. The Majority Shareholders, which held 750,266 shares of Common Stock (approximately 51.7% of the total class of Common Stock) and all of the Series A Preferred Stock, executed and delivered the Written Consent approving the Name Change, thereby satisfying the requirement that at least a majority of the voting equity vote in favor of a corporate action by written consent.

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The following table sets forth the names of the Majority Shareholders, the number of shares of Common Stock and Series A Preferred Stock held by each, the total number of votes that the Majority Shareholders voted in favor of the Name Change, and the percentage of the issued and outstanding voting equity of the Company voted in favor thereof.

Name of Majority Shareholder	Number of Shares of Common Stock held	Number of Series A Preferred Stock held	Number of Votes Held by Such Shareholder	Number of Votes that Voted in Favor of the Name Change	Percentage of the Voting Equity that Voted in Favor of the Name Change
David Fuhrman, CEO & Director	458,736	100,059.5	579,290	579,290	34.25%
Robert Sargent, Director [1]	291,530	100,059.5	412,084	412,084	24.36%
Total	750,266	200,119	991,374	991,374	58.61%

______________

(1)

Held in the name of Mr. Sargent’s entity, Rare Principle, L.C. Robert Sargent is the beneficial owner of 291,530 shares of Common Stock and 100,059.5 shares of Series A Preferred Stock held by Rare Principle, L.C., with sole voting and dispositive power with respect to all such shares.

CORPORATE ACTIONS TO BE TAKEN

We intend to effect both the Article Amendments and Domicile Change through a change of domicile merger whereby the Company, a Utah corporation, is merged with and into a newly formed Delaware corporation, which, immediately prior to the merger, will be a wholly owned subsidiary of the Company (the “Reincorporation Merger”). We intend to file Articles of Merger with the State of Utah and State of Delaware promptly after the twentieth (20th) calendar day following the date on which this Information Statement is mailed to the Shareholders. If the Reincorporation Merger is not completed, we will effect the Article Amendments by amending our Utah Articles of Incorporation and would file such an amendment with the State of Utah promptly after the twentieth (20th) calendar day following the date on which this Information Statement is mailed to the Shareholders.

ARTICLE AMENDMENTS: INCREASING OUR AUTHORIZED CAPITAL STOCK

Our Board of Directors has unanimously approved a proposal to amend our Articles of Incorporation to increase the number of shares of common stock which we are authorized to issue from 10,000,000 to 100,000,000, and the number of shares of our preferred stock which we are authorized to issue from 700,000 to 10,000,000 (the “Authorized Share Increase”). Our Board has recommended to our Majority Shareholders that they vote in favor of the Authorized Share Increase, and our Majority Shareholders have voted in favor of the Authorized Share Increase. The votes of our Majority Shareholders were obtained by written consent. The Authorized Share Increase will not alter the current number of our issued and outstanding shares of common or preferred stock. The Certificate of Incorporation of the Delaware corporation into which we will merge in the Reincorporation Merger will have an authorized capital provision that gives effect to this Authorized Share Increase. If for any reason we do not effect the Reincorporation Merger, the Authorized Share Increase will be effected through an amendment to our Utah Articles of Incorporation.

Reasons for the Authorized Share Increase

We anticipate that we will in the future adopt employee option plans, issue shares in acquisition transactions and attempt to raise additional capital from the sale of our shares of common stock or preferred stock. These actions, if they were to occur, of which there can be no assurance, will require the issuance of additional shares of our common stock or preferred stock. We believe that now is an appropriate time to increase our authorized shares of capital stock so that we will have flexibility in structuring future transactions.

The disadvantages of increasing our authorized common stock and preferred stock include:

•

The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board of Directors’ desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any other provisions in its Articles of Incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

•

Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

•	The issuance of additional shares of common stock or preferred stock could have a dilutive effect on a stockholder’s voting power.

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Although an increase in the authorized number of shares of common stock and preferred stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination with another company), the Authorized Share Increase is not in response to any effort to accumulate stock or to obtain control of the Company by means of a merger, tender offer, or solicitation in opposition to management. Furthermore, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Rights as to Authorized Share Increase

Under applicable Utah, dissenting shareholders are not entitled to dissenters’ rights with respect to the Authorized Share Increase, and we will not independently provide our shareholders with any such right.

ARTICLE AMENDMENTS: AUTHORIZING “BLANK CHECK” PREFERRED STOCK

Our Board of Directors has unanimously approved a proposal to amend our Articles of Incorporation to designate our authorized preferred stock as “blank check” preferred stock, meaning that the Board will have the authority to determine and designate the rights, preferences and limitations associated with the shares of preferred stock without having to seek a vote of the Company’s shareholders as to those rights, preferences, and limitations (the “Preferred Stock Amendment”). Our Board has recommended to our Majority Shareholders that they vote in favor of the Preferred Stock Amendment, and our Majority Shareholders have voted in favor of the Preferred Stock Amendment. The votes of our Majority Shareholders were obtained by written consent. The Certificate of Incorporation of the Delaware corporation into which we will merge in the Reincorporation Merger will have a preferred stock provision that gives effect to this Preferred Stock Amendment. If for any reason we do not effect the Reincorporation Merger, the Preferred Stock Amendment will be effected through an amendment to our Utah Articles of Incorporation.

Reasons for the Preferred Stock Amendment

The Board of Directors and the Majority Stockholders have approved the authorization of blank-check preferred stock in order to provide the Company with flexibility in pursuing its long-term business objectives. A reserve of preferred shares available for issuance from time-to-time will enable the Company to entertain a broad variety of financing proposals and act quickly upon such proposals without having to solicit shareholder approval prior to taking action. Management may utilize the shares of “blank-check” preferred stock in connection with corporate acquisitions, joint venture arrangements, or for other corporate purposes, including the solicitation and compensation of key personnel. Other than as previously disclosed in the Company’s periodic filings with the Securities and Exchange Commission and herein, the Company is not currently engaged in any acquisition or similar transaction.

After effecting the Preferred Stock Amendment, the Board will have the authority to provide for the issuance of the preferred stock in one or more series, and to establish the number of shares in each series and the designation, relative rights, preferences and limitations of the shares in each series. Utah law requires that the Board use its reasonable business judgment in determining the rights and preferences of the preferred stock, as well as the consideration the Company will receive in exchange for issuing the shares. Nevertheless, preferred stock typically has rights and preferences greater than those associated with common stock. Therefore, the issuance of the preferred stock by the Company could be disadvantageous to holders of our Common Stock in one or more of the following ways:

•

The issuance of preferred stock could diminish the value of Common Stock now outstanding if the rights and preferences associated with the preferred stock exceeded those associated with the Common Stock;

•

The issuance of preferred stock that is convertible into Common Stock could result in the dilution of the value of shares now outstanding if the conversion price were less than the current market price of our Common Stock; and

•	The issuance of preferred stock with preferential voting rights could diminish the voting power of the holders of the Common Stock.

The Preferred Stock Amendment is not being filed for the purpose of impeding any takeover attempt, and other than as disclosed herein, management is not aware of any person who is acquiring or plans to acquire control of the Company. Nevertheless, the power of the Board to provide for the issuance of shares having rights and preferences to be determined by the Board without shareholder approval has potential utility as a device to discourage or impede a takeover of the Company. In the event that a non-negotiated takeover were attempted, the private placement of preferred stock into “friendly” hands, or the issuance of preferred stock upon terms very favorable to the preferred shareholder, for example, could make the Company unattractive to the party seeking control of the Company. This would have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

No Dissenters’ Rights as to Preferred Stock Amendment

Under applicable Utah, dissenting shareholders are not entitled to dissenters’ rights with respect to the Preferred Stock Amendment, and we will not independently provide our shareholders with any such right.

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REINCORPORATION MERGER

Our Board of Directors has unanimously approved a proposal to change our corporate domicile from the State of Utah to the State of Delaware through a reincorporation merger. Our Board of Directors has recommended to our Majority Shareholders that they vote in favor of the Reincorporation Merger, and our Majority Shareholders have voted in favor of the Reincorporation Merger. The votes of our Majority Shareholders were obtained by written consent. In proposing the reincorporation, the Board has purposefully drafted the proposed Delaware certificate of Incorporation and the proposed Bylaws to include provisions commonly maintained by companies incorporated in Delaware to maximize management efficiency, maximize value for the Company under Delaware law, and preserve stockholder rights under Delaware law.

We urge you to read carefully the following sections of this Information statement, including the related exhibits. Throughout this section, the term “Company” refers to the existing Utah corporation and the term “Delaware Corporation” or “Cimarron Delaware” refers to a to-be-formed wholly-owned Delaware subsidiary of the Company and the proposed successor to the Company.

Reasons for the Reincorporation Merger

Our Board of Directors believes that there are advantages to the Company that will arise as a result of a change of domicile to Delaware. Further, our Board of Directors believes that any direct benefit that Delaware law provides to a corporation also indirectly benefits the stockholders, who are the owners of the corporation. The Board of Directors believes that there are several reasons why a reincorporation in Delaware is in the best interests of Company and its stockholders. As explained in more detail below, these reasons can be summarized as follows:

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Prominence, Predictability, and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in its state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Delaware Corporation. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated the ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

•

Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation’s board of directors, such as under the business judgment rule and other standards. We believe that our stockholders will benefit from the well-established principles of corporate governance that Delaware law affords.

•

Increased Ability to Attract and Retain Qualified Directors. Both Utah and Delaware law permit a corporation to include a provision in the charter to reduce or eliminate the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The frequency of claims and litigation pursued against directors and officers has greatly expanded the risks facing directors and officers of corporations in carrying out their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. We believe that, in general, Delaware law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than Utah law. As a result, we believe that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting and retaining new directors.

The Company has a relatively small market capitalization compared to many other publicly-traded companies, including companies in the industries in which the Delaware Corporation competes. In the view of the Board and the management, this results in the Company facing significant competition for qualified and experienced independent directors. The current corporate governance environment and the additional requirements under the Sarbanes-Oxley Act of 2002, SEC rules, and NASDAQ rules place a premium on publicly-traded corporations having experienced, independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and the perception of increased liability of independent directors. As a result, the Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.

The Company has experienced difficulty in attracting and retaining experienced, qualified directors, as competition for qualified, independent directors increases, it is reasonable to expect that directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. The Board of Directors believes that reincorporation in Delaware will enhance the Company’s ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability, and responsiveness to corporate needs and, as noted below, more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of the Company. As a result, the Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies, many of which are already incorporated in Delaware, to retain the Company’s current directors and attract and retain new directors.

•

More Certainty Regarding Indemnification and Limitation of Liability for Directors. In general, both Utah and Delaware permit a corporation to include a provision in its charter that reduces or limits the monetary liability of directors for breaches of fiduciary duties with certain exceptions. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers. The reduction of these risks to its directors and officers and the corresponding limitation on situations in which monetary damages can be recovered against directors may be important in allowing the Company to continue to attract and retain qualified directors. In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions that, though entailing some degree of risk, are in the best interests of the Company and its stockholders. The Company believes that, in general, Delaware law provides greater protection to directors than Utah law, and that Delaware case law regarding a corporation’s ability to limit director liability is better developed and provides more guidance than Utah law. However, the stockholders should be aware that such protection and limitation of liability inure to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the stockholders.

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Effecting the Reincorporation Merger

The discussion contained in this section “Effecting the Reincorporation Merger” is qualified in its entirety by reference to the form of Certificate of Incorporation of the Delaware Corporation, form of Bylaws of the Delaware Corporation, and form of Agreement and Plan of Merger (referred to as “the Merger Agreement”), copies of which are attached to this Information Statement as Exhibits A, B, and C, respectively.

The Company’s capital stock consists of 10,000,000 authorized shares of common stock, $0.001 par value, of which 1,450,322 shares were issued and outstanding as of June 12, 2015, and 700,000 authorized shares of preferred stock, $0.001 par value, none of which are issued. On the effective date of the reincorporation, Cimarron Delaware will have the same number of outstanding shares of common stock that the Company has outstanding immediately prior to the effective date of the reincorporation.

As a result of the approval of the Increased Capital Proposal by the Majority Shareholders, if the reincorporation is completed, Delaware’s capital stock will consist of 100,000,000 authorized shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share, which will be consistent with maintaining adequate capitalization for the current needs of the Company.

The Reincorporation Merger will be effected by merging the Company into Cimarron Delaware. Upon completion of the Reincorporation Merger, the Company will cease to exist and Cimarron Delaware will continue the business of the Company under the name “Cimarron Medical, Inc.” Pursuant to the Merger Agreement, upon the effective date of the Reincorporation Merger, (1) each outstanding share of the Company common stock, no par value, will be automatically converted into one share of Cimarron Delaware common stock, $0.001 par value; and (2) each outstanding option or warrant to purchase the Company common stock will automatically be assumed by Cimarron Delaware, and it will represent an option or warrant to acquire shares of Cimarron Delaware common stock on the basis of one share of Cimarron Delaware common stock for each one share of the Company common stock and at an exercise price equal to the exercise price of the Company option or warrant.

Each certificate representing issued and outstanding shares of the Company common stock will represent the same number of shares of common stock of Cimarron Delaware, respectively, into which such shares are converted by virtue of the Merger. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CIMARRON DELAWARE. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY SO CHOOSE.

No Change Will Be Made in the Name, Business, or Physical Location of the Company

The Reincorporation Merger will effect only a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Information Statement. The reincorporation will NOT result in any significant change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of the Company. The current directors of the Company will, at least initially, continue as directors of Cimarron Delaware. All employee benefit plans of the Company will be continued by Cimarron Delaware. The Company’s other employee benefit arrangements will also be continued by Cimarron Delaware upon the terms and subject to the conditions in effect prior to the Reincorporation Merger.

Possible Disadvantages

Despite the unanimous belief of the Board of Directors that the Reincorporation Merger is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. It should be noted that the interests of the Board of Directors, management, and affiliated stockholders in connection with the Reincorporation Merger may not be the same as those of unaffiliated stockholders. For a comparison of stockholders’ rights and the powers of management under Delaware and Utah law, see “Significant Difference in the Charters and Bylaws of the Company and Cimarron Delaware” and “Significant Differences Between the Corporation Laws of Utah and Delaware.”

Significant Difference in the Charters and Bylaws of the Company and Cimarron Delaware

With certain exceptions, the provisions of the Cimarron Delaware Certificate of Incorporation and Bylaws are similar to those of the Company’s Articles of Incorporation and Bylaws. However, the Reincorporation Merger includes the implementation of certain provisions in the Cimarron Delaware Certificate of Incorporation and Bylaws that may alter the rights of stockholders and the powers of management and reduce stockholder participation in certain important corporate decisions. These provisions may have anti-takeover implications.

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Approval by the Majority Shareholders of the Reincorporation Merger constituted an approval of the inclusion in the Cimarron Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of stockholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation following stockholder approval and certain such changes could be implemented by amendment of the Bylaws of Cimarron Delaware without stockholder approval. For a discussion of such changes, see “Significant Differences Between the Corporation Laws of Utah and Delaware.” This discussion of the Certificate of Incorporation and Bylaws of Cimarron Delaware is qualified by reference to Exhibits A and B, attached to this Information Statement.

Comparison of Shareholder Rights Before and After the Reincorporation Merger

There are certain differences between the rights of our shareholders under:

•

on one hand, the Delaware General Corporation Law (“Delaware GCL”), the Delaware Certificate of Incorporation (“Delaware Certificate”) and the Bylaws of the Delaware company (“Delaware Bylaws”) (collectively, such rights, the “Delaware Rights” ); and,

•

on the other hand, the Utah Revised Business Corporation Act (the “Utah RBCA”) and Company’s Amended Articles of Incorporation (“Utah Articles”) and the current Bylaws (“Utah Bylaws”) (collectively, such rights, the “Utah Rights”).

Set forth below is a description that summarizes some significant differences in the Delaware Rights and the Utah Rights. The summary of the differences is significant because once the Merger becomes effective, the Delaware Certificate and the Delaware Bylaws in effect immediately prior to the effective date of the Reincorporation Merger would become the certificate of incorporation and bylaws of Cimarron Delaware. The Delaware Certificate is attached as Exhibit A. The Delaware Bylaws are attached as Exhibit B. All statements in this Information Statement concerning such documents are qualified by reference to the complete provisions of the documents.

In addition to the differences described below, the Delaware Certificate and the Delaware Bylaws include certain technical differences from the Utah Articles and Utah Bylaws that constitute, in the opinion of the Board of Directors, insignificant differences between Delaware law and Utah law.

The description below is not intended to be relied upon as a complete description of the differences, and is qualified in its entirety by reference to the Utah RBCA, the Delaware GCL, the Utah Articles and Utah Bylaws, and the Delaware Certificate and Delaware Bylaws.

The discussion below discusses the Utah Rights as they currently exist and the Delaware Rights as they would exist if the Reincorporation Merger is approved. The discussion does not refer to such rights as they could be amended by amendments to, on one hand, the Delaware Certificate or Delaware Bylaws or, on the other hand, the Utah Articles or Utah Bylaws or by other factors not in existence or contemplated by the Board of Directors. Such amendments could include, among other things, a classified Board of Directors, cumulative voting, or changes from, or back to, default rules in the statute. Other factors not in existence or contemplated include the issuance of Preferred Stock. None of such amendments or other factors is currently contemplated by the Board of Directors.

Cimarron Delaware will be incorporated under Delaware law under the name Cimarron Medical, Inc. The address and phone number of Cimarron Delaware are the same as the address and phone number of the Company. As of the date and time immediately prior to the effective date of the Reincorporation Merger, Cimarron Delaware will not have any material assets or liabilities and will not have carried on any material business.

As discussed in “Principal Reasons for the Reincorporation,” management believes that reincorporation in Delaware is beneficial to the Company because Delaware corporate law is more comprehensive, widely used and extensively interpreted than other state corporate laws, including Utah corporate law. Management also believes that potential investors and other parties that may enter into contracts with the Company are more familiar with Delaware corporate law. As a result, a reincorporation in Delaware may facilitate future transactions by the Company with third parties.

Comparison of Shareholder Rights Before and After the Reincorporation Merger

Set forth below is a table that summarizes some of the most significant differences in the rights of the shareholders of the Company before and after the Reincorporation Merger is effective as a result of the differences between Utah law, the Utah Articles and the Utah Bylaws, on the one hand, and Delaware law, the Delaware Certificate and the Delaware Bylaws, on the other hand. The summary of the differences is significant because if the Reincorporation Merger is effected, the Delaware Certificate and the Delaware Bylaws, as set forth in Exhibits A and B attached to this information statement, respectively, will become the certificate of incorporation and bylaws of the surviving corporation by virtue of the Reincorporation Merger. All statements in this Information Statement concerning such documents are qualified by reference to the complete provisions of the documents. In addition to the differences described below, the Delaware Certificate and the Delaware Bylaws include certain technical differences from the Utah Articles and Utah Bylaws to reflect differences between Delaware law and Utah law. The table below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to Utah law, Delaware law, the Utah Articles and Utah Bylaws, and the Delaware Certificate and Delaware Bylaws.

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	The Company (Cimarron Medical, Inc., a Utah corporation)	Cimarron Delaware (Cimarron Medical, Inc., a Delaware corporation)
Par Value; Surplus; Capital	All shares of common and preferred stock of the Company have no par value per share. The concepts of surplus and capital do not exist under Utah law.	All shares of common stock of Cimarron Delaware have a par value of $0.001 per share. The concepts of surplus and capital are recognized under Delaware law.

Action by Shareholders Without a Meeting

Utah law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unlike Delaware law, Utah law requires a unanimous written consent of shareholders to elect directors. Utah law provides that, in order to be effective, (i) all written consents must be delivered to the Company within 60 days after the earliest dated consent delivered to the Company, and (ii) prompt notice of the action by written consent must be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of shareholders to take the action were delivered to the Company. Unlike Delaware law, Utah law requires that the actions taken by the written consent of shareholders cannot become effective until at least 10 days after notice of such actions has been furnished to all shareholders who did not sign the written consent.

Delaware law permits stockholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of stockholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Delaware law provides that, in order to be effective, all written consents must be delivered to Cimarron Delaware within 60 days after the earliest dated consent delivered by Cimarron Delaware, and prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to Company. Unlike Utah law, Delaware law does not stipulate that the actions taken by the written consent of stockholders cannot become effective until at least 10 days after notice of such actions has been furnished to all stockholders who did not sign the written consent.

Special Meetings of Shareholders

The Utah Bylaws permit special meetings of the shareholders to be called at any time by the president, or by board of directors, and shall be called by the president at the request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting.

The Delaware Bylaws permit special meetings of the shareholders to be called at any time by the board of directors, the chairman of the board, or the CEO only. Special meetings may not be called by the shareholders.

Removal of Directors

Utah law provides that any director may be removed, with or without cause, by the shareholders but only at a meeting called for that purpose if notice has been given that a purpose of the meeting is removal.

Delaware law provides that any director may be removed, with or without cause, by a majority of the shares then entitled to vote at an election of directors; however, Delaware law also provides that, so long as a Delaware corporation has a classified board of directors, unless otherwise provided in the corporation’s certificate of incorporation, stockholders may effect such removal only for cause. The Delaware Certificate provides that a director may only be removed for cause and only by the affirmative vote of 75% or more of the shares entitled to vote at an election of directors.

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Indemnification

Utah law provides that, unless limited by the articles of incorporation, a corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which he was a party because he is or was a director of the corporation, against reasonable expenses incurred by him in connection with the proceeding or claim with respect to which he has been successful. Under Utah law and the Utah Bylaws, the Company has the power, but not an obligation, to indemnify any director, officer, employee or agent of the Company who was or is a party or is threatened to be made a party to a proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the Company’s best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Under the Utah Articles, the directors, officers, employees and agents of the Company shall be indemnified to the fullest extent permitted by Utah law. Under Utah law and the Utah Bylaws, in connection with a proceeding by or in the right of the Company (a derivative action), indemnification is limited to reasonable expenses incurred in connection with the proceeding.

Delaware law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to a proceeding the person is or was a director, officer, employee or agent of the corporation amounts reasonably incurred by the person in connection with such proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. The Delaware Certificate of Incorporation and Bylaws provide that directors and officers of Cimarron Delaware shall be indemnified to the fullest extent permitted by Delaware law. The Delaware Bylaws contain the following provision not currently contained in the Utah Bylaws: mandatory reimbursement of expenses of a director or officer, upon receipt of an undertaking by such director to repay all amounts advanced if such director is ultimately determined not to be entitled to indemnification.

Elimination of Directors’ Liability for Monetary Damages

Utah law permits a corporation, pursuant to its articles of incorporation, or in certain circumstances its bylaws, to provide for the elimination or limitation of the liability of a director to the corporation or its shareholders for monetary damages for any action taken or failure to take any action as a director, except liability for (i) the amount of a financial benefit received by a director to which he is not entitled; (2) an intentional infliction of harm on the corporation or its shareholders; (3) unlawful distributions; or (4) an intentional violation of criminal law. The Utah Articles and Utah Bylaws contain such a provision.

Delaware law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payment of a dividend or a stock repurchase or redemption in violation of Delaware law or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Certificate contains a provision eliminating the personal liability of directors to the fullest extent permitted by law.

Record Date

The Utah Bylaws provide that, with respect to all actions requiring the fixing of a record date, the record date may be fixed by the board of directors in advance not more than 70 days before the meeting or action requiring a determination of shareholders.

The Delaware Bylaws provide that, with respect to all actions requiring the fixing of a record date; the record date may be fixed by the board of directors in advance not more than 60 days nor less than ten days before the date of any a meeting, nor more than 60 days prior to any other action.

Amendment to the Articles (Certificate) of Incorporation

Amendments to the Utah Articles (other than ministerial amendments authorized by the board of directors without shareholder action) may be proposed by the board of directors. The board of directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and the board of directors then communicates the basis for its determination to the shareholders with the amendment.

Under Delaware law, stockholders are not entitled to enact, without any action taken by the board of directors, an amendment to the Delaware Certificate. Amendments to the Delaware Certificate generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

Amendment to the By-laws

The Utah Bylaws provide that the board of directors or the shareholders may amend the bylaws, except that the board of directors cannot amend a bylaw that fixes a shareholder quorum or voting requirement that is greater than required by Utah law.

The Delaware Certificate and Delaware Bylaws provide that the board of directors may amend the bylaws at any time, but the shareholders may only do so with the affirmative vote of at least 66.67% of the voting power of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class.

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Advance Notice Bylaws	Unlike the Delaware Bylaws, the Utah Bylaws do not contain an advance notice provision.

Under Delaware law, a corporation may adopt an advance notice bylaw provision that provides that a stockholder entitled to vote at the meeting may nominate a person for election as a director or may propose other business to be conducted at such a meeting only if advance written notice of such director nomination or stockholder proposal is given. Under the Delaware Bylaws, written notice of such stockholders’ intent to make such nomination or to propose such other business at an annual meeting of stockholders generally must be received by the corporation’s secretary not later than 90 days, nor earlier than 120 days, prior to the first anniversary date of the preceding year’s annual meeting. Any stockholder wishing to nominate a person as director or to propose such other business must submit certain information as set forth in the Delaware Bylaws.

Dissolution

Under Utah law, the board of directors of the Company may submit a proposal of voluntary dissolution of the Company to the shareholders entitled to vote thereon. The board of directors must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders.

Cimarron Delaware will be subject to the same voting requirement with respect to a dissolution; however, if the board of directors does not initially approve the dissolution, then the stockholder vote required for the dissolution is a unanimous written consent of all stockholders entitled to vote thereon.

Dividends

Utah law provides that the payment of dividends and other distributions is generally permissible unless, after giving effect to the dividend or distribution, the Company would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the Company would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution are superior than those of the shareholders receiving the dividend. Because Utah law dispenses with the statutory definitions of capital and surplus, the above limitation is the only limitation with respect to the declaration of dividends by the board of directors of the Company.

Delaware law provides the same provision with respect to declaration of dividends as Utah law. However, unlike in Utah, the concepts of capital and surplus are retained in Delaware. Delaware law defines surplus as the excess of the net assets of the corporation over its capital. Unless the corporation’s board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the issued shares of stock having par value. Therefore, Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.

Corporate Records (Form of Records)

Under Utah law, the Company is required to keep, as permanent records, minutes of all meetings of the shareholders and the board of directors of the Company, a record of all actions taken by the shareholders or the board of directors without a meeting, a record of all actions taken by a committee of the board of directors, and a record of all waivers of notices of meetings of shareholders and of the board of directors or any committee of the board of directors. In addition, Utah law requires the Company to keep specific records at its principal office, including the Utah Articles, the Utah Bylaws, the minutes of all shareholders’ meetings, records of all action taken by shareholders without a meeting for the past three years, a list of the names and business addresses of its current officers and directors, its most recent annual report to the Utah Division of Corporations and Commercial Code, and all financial statements prepared for periods ending during the last 3 years.

Delaware law does not require that Cimarron Delaware keep any specific records at any particular place or for a specific period of time. The Delaware Bylaws, however, generally require the board of directors to keep records of minutes of meetings of the board and shareholders, appropriate books and registers and such books of record and accounts as may be necessary for the proper conduct of the business of the Corporation, and all such records can be kept at the principal office of the Corporation, or at any other place.

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Examination of Books and Records

Under Utah law, any record or beneficial shareholder of the Company may, upon five business days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five business days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of the Company, provided that the demand is made in good faith and for a proper purpose reasonably related to such person’s interests as a shareholder.

The inspection rights of the stockholders of Cimarron Delaware are the same as under Utah law, except that if Cimarron Delaware refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.

Dissenters’ (Appraisal) Rights

Under Utah law, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the Company. Dissenters’ rights in Utah are available to both record holders and beneficial holders.

Delaware law provides appraisal rights only in the case of certain mergers or consolidations. Thus, under Delaware law, stockholders have no appraisal rights in the event of a sale, lease or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available only to record holders.

Control Shares Acquisition Act

As an anti-takeover mechanism, Utah law provides that “control shares” of an “issuing public corporation” acquired in a “control share acquisition” shall have the same rights as they had before such acquisition only to the extent granted by resolution approved by the shareholders, excluding all interested shares. “Control shares” are those that, when combined with all other voting shares held by the shareholder, would entitle the holder to vote in the election of directors within any of the following ranges of voting power: (i) 1/5 or more but less than 1/3 of all voting power; (ii) 1/3 or more but less than a majority of all voting power; or (iii) a majority or more of all voting power. An “issuing public corporation” is defined as a Utah corporation with (i) 100 or more stockholders; (ii) its principal place of business, its principal office, or substantial assets within the state; and (iii) (a) more than 10% of its stockholders resident in Utah; (b) more than 10% of its shares owned by Utah residents; or (c) 10,000 stockholders resident in the state.

Delaware does not have an analogous “control shares acquisition” statute.

Reacquisition of Stock by the Corporation	Under Utah law and the Company’s Bylaws the Company may acquire its own shares, and, except in certain circumstances, such shares will constitute authorized but unissued shares.

Delaware law requires that (i) all repurchases of shares by a corporation generally be made of out of surplus, and (ii) a purchase of shares redeemable at the option of the corporation not be made for more than the price at which the shares may then be redeemed. Shares of stock issued by Cimarron Delaware as fully paid, and afterwards reacquired by Cimarron Delaware, would have the status of “treasury shares” if the board of directors does not, by resolution, retire the shares reacquired. Treasury shares that have a par value may be resold at any price fixed by the board of directors.

Accounting Treatment of the Reincorporation Merger

The Reincorporation Merger would be accounted for as a reverse merger whereby, for accounting purposes, the Company would be considered the acquirer, and the surviving corporation would be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which the Company previously reported to the SEC on Forms 10-K and 10-Q, among other forms, as of and for all periods through the date of this Information Statement, would be treated as the financial statements of the surviving corporation.

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Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Reincorporation Merger would be the filing of Articles of Merger with the Utah Department of Commerce, Division of Corporations and Commercial Code, and the filing of a Certificate of Merger with the Secretary of State of the State of Delaware.

Securities Act Consequences

The shares of Cimarron Delaware common stock to be issued upon conversion of shares of the Company common stock in the Reincorporation Merger are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In this regard, we are relying on Rule 145(a)(2) under the Securities Act (“Rule 145”), which provides that a merger that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation Merger, Cimarron Delaware will be a publicly held company, Cimarron Delaware common stock will continue to be qualified for quotation on the Pink Sheets, and Cimarron Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided.

Holders of shares of the Company common stock that are freely tradable before the Reincorporation Merger will continue to have freely tradable shares of Cimarron Delaware common stock. Stockholders holding so-called restricted shares of the Company common stock will have shares of Cimarron Delaware common stock that are subject to the same restrictions on transfer as those to which their shares of the Company common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Cimarron Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Cimarron Delaware common stock on the date they acquired their shares of common stock of the Company.

Certain Federal Income Tax Consequences

The following summary describes certain United States federal income tax considerations relevant to the Reincorporation Merger. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings, administrative pronouncements, and judicial decisions as of the date hereof, all of which may be revoked or modified, possibly retroactively so as to result in federal income tax consequences different from those described below. The Company does not intend to request a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the Reincorporation Merger. This summary does not address all aspects of federal income taxation that may be relevant to the Reincorporation Merger, nor does this summary address the effect of any applicable foreign, state, local or other tax laws. This summary also does not address the federal income tax consequences of the Reincorporation Merger to shareholders who are subject to special tax rules, such as shareholders who are non-United States persons, financial institutions, dealers in securities, insurance companies, tax-exempt entities, regulated investment companies, pass-through entities, persons who have a functional currency other than the dollar, or persons who hold Company stock other than as a capital asset.

The Company believes that, for federal income tax purposes, the Reincorporation Merger would be treated as a tax-free reorganization under section 368 of the Code. No gain or loss would be recognized by the holders of the common stock of the Company as a result of the consummation of the Reincorporation Merger and no gain or loss would be recognized by the Company or Cimarron Delaware. In addition, the Company believes that each former holder of common stock of the Company would have the same basis in the common stock of the surviving corporation received by such person pursuant to the Reincorporation Merger as such holder had in the common stock of the Company held by such person immediately prior to the consummation of the Reincorporation Merger, and such person’s holding period with respect to such common stock of the surviving corporation would include the period during which such holder held the corresponding common stock of the Company, provided the latter was held by such person as a capital asset immediately prior to the consummation of the Reincorporation Merger. Shareholders owning at least one percent (by vote or value) of the total outstanding stock of the Company immediately before the Reincorporation Merger may be required to file a statement with their tax return containing certain information regarding the Reincorporation Merger.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION MERGER UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, (I) THE FOREGOING DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER FEDERAL TAX LAW; (II) THIS DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE REINCORPORATION MERGER; AND (III) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON HIS OR HER PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Dissenters’ Rights as to Reincorporation Merger

Shareholders of the Company of record on the Record Date (i.e., June 12, 2015) will have dissenters’ rights under the Utah RBCA as a result of the proposed Reincorporation Merger. Shareholders who oppose the Reincorporation Merger will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301-1331 of the Utah RBCA. A copy of these sections is attached hereto as Exhibit D to this Information Statement. The material requirements for a shareholder to properly exercise his or her dissenter’s rights are summarized below. However, these provisions are very technical in nature, and shareholders are encouraged to carefully read and understand the actual statutory provisions governing the assertion of such rights.

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Requirements for Exercising Dissenters’ Rights

Under the Utah RBCA, dissenters’ rights will be available only to those shareholders of the Company who (i) object to the proposed Reincorporation Merger in writing prior to the Effective date of the Merger; and (ii) did not consent in writing to the proposed Reincorporation Merger.

TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY WITHIN 30 DAYS OF THE DATE OF MAILING HEREOF A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT CONSENT IN WRITING TO THE PROPOSED REINCORPORATION MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED REINCORPORATION MERGER IS NOT EFFECTED.

The notice must be submitted to the Company at 10 W. Broadway, Ste. 700, Salt Lake City, Utah, 84101, Attention: Chief Executive Officer, and must be received by the 30th day following the date of the mailing hereof.

Any shareholder contemplating the exercise of these dissenter’s rights should review carefully the provisions of Sections 16-10(a)-1301et. seq. of the Utah RBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTER’S RIGHTS WILL BE LOST IF THESE PROCEDURAL REQUIREMENTS ARE NOT FULLY AND PRECISELY SATISFIED. A SUMMARY OF THE STATUTORY PROCEDURE TO PERFECT YOUR DISSENTER’S RIGHTS IS SET FORTH BELOW, AND A COPY OF SECTIONS 16-10(a)-1301 ET. SEQ. OF THE URBCA IS ATTACHED AS EXHIBIT D.

Procedure for Exercising Dissenters’ Rights

Shareholders have 30 days to make their payment demands or lose such rights. If required in the notice of dissenters’ rights each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the public of the proposed merger. Upon receipt of each demand for payment, the Company will pay each dissenting shareholder the amount that the Company estimates to be the fair value of such shareholder’s shares, plus interest from the date of the completion of the Reincorporation Merger to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, the Company may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. “Fair Value” means the market value of the shares immediately before the effectuation of the Reincorporation Merger, excluding any appreciation or depreciation in anticipation of such events.

Any dissenter who does not wish to accept the payment or offer made by the Company must notify the Company in writing of his or her own estimate of the fair value of the shares within 30 days after the date the Company makes or offers payment. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT ESTIMATED BY THE COMPANY. If the dissenting shareholder and the Company are unable to agree on the fair value of the shares, then the Company will commence a proceeding with the Utah courts within 60 days after receiving the dissenter’s notice of his or her own estimate of fair value. If the Company does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter.

If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against the Company for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against the Company unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by the Company. Both the Company and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

The loss or forfeiture of dissenter’s rights simply means the loss of the right to receive a cash payment from the Company in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of the Company.

Regulatory Approval

To the Company’s knowledge, no regulatory or governmental approval or filings are necessary in connection with the consummation of the Reincorporation Merger. The only filings necessary in connection with the consummation of the Reincorporation Merger would be the filing of articles of merger with the Division of Corporations, Department of Commerce, State of Utah and the filing of a certificate of merger with the Secretary of State of Delaware.

REVERSE MERGER AND POTENTIAL CHANGE OF CONTROL

On June 12, 2015, the Company (Cimarron Software, Inc., a Utah corporation), Sun BioPharma, Inc. (the “Target Company”), and SB Acquisition Corporation, a wholly owned subsidiary of the Company recently incorporated in the State of Delaware (the “Merger Subsidiary”) entered into an Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit E (the “Merger Agreement”). Under the terms of the Merger Agreement, the Merger Subsidiary will merge with and into the Target Company (the “Reverse Merger”), and the Target Company will be the surviving corporation to the Reverse Merger and become a wholly owned subsidiary of the Company. The Reverse Merger is expected to close on or about July 13, 2015, subject to the satisfaction or waiver of customary closing conditions.

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Also on June 12, 2015, our two directors and majority shareholders, David Fuhrman and Robert Sargent (through his entity, Rare Principle, L.C.), agreed to sell (i) an aggregate of 517,266 shares of common stock, and (ii) a $250,000 portion of loan indebtedness they are owed by the Company, to three unrelated third parties for total consideration of $250,000. Closing of the purchase agreements is contingent on the Company and the Target Company closing the Reverse Merger. The loan indebtedness being sold will not be modified from its existing terms and is not convertible into equity. Additionally, on June 12, 2015, three of our non-executive affiliate shareholders entered into stock purchase agreements to sell a total 566,067 shares of common stock to three unrelated third parties at a purchase price of $0.01 per share. Closing of each of these stock purchase agreements is also contingent on the Company and the Target Company closing the Reverse Merger. Certain of the purchasers, as set forth below, may be deemed affiliates of the Target Company.

Seller	Purchaser	Shares Sold	Debt Sold
David Fuhrman (1)	Ryan Gilbertson 2012 Family Trust (2)	300,561	$125,000
Rare Principle, L.C. (3)	Douglas Polinsky (4)	216,705	$100,000
Rare Principle, L.C. (3)	Providence Investments LLC (5)	-	$25,000
Cartwright Investments, Ltd (6)	Clearline Ventures, LLC (7)	218,000	-
The Marks Family Limited Partnership (8)	Providence Investments LLC (5)	177,535	-
Doug Adamson	Ryan Gilbertson 2012 Family Trust (2)	170,532	-
Total		1,083,333	$250,000

________________

(1)	CEO & Director of the Company.

(2)

Weldon Gilbertson has sole voting and dispositive power with respect to the securities held in the name of the Ryan Gilbertson 2012 Family Trust, and will therefore be considered the beneficial owner of securities held in the name of the trust. Ryan Gilbertson, an affiliate of the Target Company because of personal holdings of the Target Company, is a beneficiary of the trust, but has no voting or dispositive power of securities held in the name of the trust.

(3)

Robert Sargent, one of the Company’s directors, has sole voting and dispositive power with respect to the securities held in the name of Rare Principle, L.C., and will therefore be considered the beneficial owner of securities held in the name of such entity.

(4)	Douglas Polinsky is a director of the Target Company.

(5)

Christopher Johnson has sole voting and dispositive power with respect to securities held in the name of Providence Investments LLC, and will therefore be considered the beneficial owner of securities held in the name of such entity. Mr. Johnson may be deemed an employee of the Target Company.

(6)

Peter Cartwright has sole voting and dispositive power with respect to the securities held in the name of Cartwright Investments, Ltd, and will therefore be considered the beneficial owner of securities held in the name of such entity.

(7)

Thomas Howells has sole voting and dispositive power with respect to securities held in the name of Clearline Ventures, LLC, and will therefore be considered the beneficial owner of securities held in the name of such entity.

(8)

Andrew Marks has sole voting and dispositive power with respect to securities held in the name of The Marks Family Limited Partnership, and will therefore be considered the beneficial owner of securities held in the name of such entity.

Our Board of Directors approved the Reverse Merger and the consummation of the transactions contemplated in the Merger Agreement. Shareholder approval of the Reserve Merger is not required under the laws of the State of Delaware as a precondition to consummation of such transaction. Each of the Target Company and the Merger Subsidiary were the “constituent corporations” (as defined in the Delaware General Corporation Law) to the Reverse Merger. Pursuant to the Merger Agreement, the Company agreed to issue to the Target Company shareholders four (4) shares of common stock for each share of Target Company stock outstanding at the closing of the Reverse Merger. As a result, the Target Company shareholders will acquire control of the Company at closing of the Reverse Merger, and the Target Company (as the surviving entity of the constituent corporations merging in Delaware) will become a wholly-owned subsidiary of the Company.

Both the Company and the Target Company have made customary representations, warranties and covenants in the Merger Agreement, including: (i) to conduct their businesses in the ordinary course during the interim period between the execution of the Merger Agreement and closing, (ii) not to engage in certain kinds of transactions or take certain actions during such interim period, and (iii) obtain all consents and approvals necessary to consummate the transactions contemplated by the Merger Agreement.

Additionally, prior to the Merger, the Target Company must undertake efforts to engage in a private placement of Company common stock (any such transaction or series of related transactions is the “Private Placement”). The Company is also entitled to grant registration rights to investors in the Private Placement such that, following the Reverse Merger, Parent may be obligated to file a registration statement with respect to the resale of Company common stock received in the Reverse Merger by investors in the Private Placement.

The Merger Agreement contains certain termination rights for each of the parties. Among those rights, Parent or Company may, if the Reverse Merger has not been effected on or before December 31, 2015, or such later date as the Company and the Target Company may mutually agree, terminate the Merger Agreement.

The foregoing description of the Reverse Merger and Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit E and is incorporated herein by reference.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of the Record Date, of (i) each person known to us to beneficially own more than 5% of our stock, (ii) our directors, (iii) each named executive officer, and (iv) all directors and named executive officers as a group. As of April 23, 2015, there were a total of 1,450,322 shares of Common Stock issued and outstanding and 200,119 shares of Series A Preferred Stock issued and outstanding, with no other shares of preferred stock issued or outstanding.

The column titled “Percentage Owned” shows the percentage of voting stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of the Record Date, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity, and the address of each of the shareholders listed below is c/o Cimarron Medical, Inc., 10 W. Broadway, Ste. 700, Salt Lake City, Utah, 84101.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	David Fuhrman 15 South 1200 East Salt Lake City, Utah 84102	458,736	31.6%
Common Stock	Robert Sargent (Rare Principle, L.C.) [1] 1951 Logan Avenue Salt Lake City, Utah 84108	291,530	20.1%
Common Stock	All Officers and Directors as a Group (2 persons)	750,266	51.7%
Common Stock	Peter Cartwright 1761 Mohawk Circle Salt Lake City, Utah 84108	222,274	15.3%
Common Stock	Andrew Marks 2516 Dimple Dell Road Sandy, Utah 84092	177,535	12.2%
Common Stock	Doug Adamson 1371 Farm Meadow Lane Salt Lake City, Utah 847117	174,532	12.0%
Series A Preferred Stock	David Fuhrman 15 South 1200 East Salt Lake City, Utah 84102	100,059.5	50%
Series A Preferred Stock	Robert Sargent, Director (Rare Principle, L.C.) [1] 1951 Logan Avenue Salt Lake City, Utah 84108	100,059.5	50%
Series A Preferred Stock	All Officers and Directors as a Group (2 Persons)	200,119	100%

_______________

(1)

Robert Sargent is the manager of Rare Principle, L.C., and, as such, is the beneficial owner of 291,530 shares of Common Stock and 100,059.5 shares of Series A Preferred Stock held by Rare Principle, L.C., with sole voting and dispositive power with respect to all such shares.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the fiscal year ended December 31, 2013;

(2)	Annual Report on Form 10-K for the fiscal year ended December 31, 2014;

You may request a copy of these filings, at no cost, by writing Cimarron Medical, Inc., at 10 W. Broadway, Ste. 700, Salt Lake City, Utah, 84101, or telephoning the Company at (801) 532-3080. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

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This Information Statement is provided to the holders of capital of the Company only for information purposes in connection with the Written Consent, pursuant to and in accordance with Rule 14c-2 of the Exchange Act and the notice requirements of the URBCA. Please carefully read this Information Statement.

By Order of the Board of Directors

Dated: June 12, 2015	By:	/s/ David Fuhrman
David Fuhrman
Chief Executive Officer
Director

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EXHIBIT A

CERTIFICATE OF INCORPORATION
OF
CIMARRON MEDICAL, INC.

The undersigned incorporator, in order to form a corporate entity under the General Corporation Law of the State of Delaware, hereby sets forth the following Certificate of Incorporation:

ARTICLE 1
NAME

The name of the Corporation is Cimarron Medical, Inc.

ARTICLE 2
REGISTERED OFFICE

The address of the Corporation’s registered office in the State of Delaware is 1811 Silverside Road, Wilmington, Delaware, 19810, located in New Castle County. The name of the Corporation’s registered agent for service of process at such address is Vcorp Services, LLC.

ARTICLE 3
PURPOSE

3.1	Purposes. The Corporation will have general business purposes in accordance with the laws of the State of Delaware.

3.2

Powers. The Corporation will have and may exercise all the powers granted or available under the laws of the State of Delaware and laws amendatory thereof and supplementary thereto, including all powers necessary or convenient to effect any or all of the business purposes for which the Corporation is incorporated.

ARTICLE 4
STOCK

4.1

Authorized Capital Stock. The Corporation shall be authorized to issue 110,000,000 shares of capital stock, of which 100,000,000 shares shall be shares of common stock, par value $0.001 per share (the “Common Stock”), and 10,000,000 shares shall be shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

4.2

Common Stock. Except as otherwise provided by law or by the resolution or resolutions adopted by the board of directors of the Corporation designating the rights, powers and preferences of any series of Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. All shares of Common Stock will be voting shares and will be entitled to one vote per share. There shall be no cumulative voting.

4.3

Preferred Stock Rights. Shares of Preferred Stock may be issued from time to time in one or more series. The board of directors of the Corporation is hereby authorized by resolution or resolutions to fix the voting rights, if any, designations, powers, preferences and the relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any unissued series of Preferred Stock, to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding).

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ARTICLE 5
INCORPORATOR

The name and address of the sole incorporator of the Corporation is:

David Fuhrman

10 W. Broadway, Ste. 700

Salt Lake City, UT 84101

ARTICLE 6
BOARD OF DIRECTORS

6.1	Number and Classification of Directors; Vacancies and Removal.

(a)

Number. Except as otherwise provided by the resolution or resolutions adopted by the board of directors of the Corporation designating the rights, powers and preferences of any series of Preferred Stock, the number of directors of the Corporation shall be fixed, and may be increased or decreased from time to time, exclusively by the board of directors.

(b)

Removal. Subject to the rights, if any, of any series of Preferred Stock to elect directors and to remove any director whom the holders of any such series have the right to elect, any director (including persons elected by directors to fill vacancies in the board of directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock then entitled to vote at an election of directors. At least 45 days prior to any annual or special meeting of stockholders at which it is proposed that any director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the director whose removal will be considered at the meeting.

6.2	No Written Ballot. Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE 7
BYLAWS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal the bylaws of the Corporation, subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the bylaws; provided, however, that, with respect to the power of holders of the capital stock to adopt, amend and repeal bylaws of the Corporation, notwithstanding any other provision of the bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, the bylaws or any Preferred Stock, the affirmative vote of the holders of at least 66.67% of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the bylaws of the Corporation.

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ARTICLE 8

AMENDING THE CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE 9

DIRECTOR LIABILITY; INDEMNIFICATION AND INSURANCE

9.1

Elimination of Certain Liability of Directors. The personal liability of the directors of the Corporation shall be eliminated to the fullest extent permitted by law. If the General Corporation Law of the State of Delaware (“DGCL”) is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

9.2	Indemnification.

(a)

Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, to the fullest extent permitted by law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) below, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of the board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

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(b)

Right of Claimant to Bring Suit. If a claim under paragraph (a) above is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(c)

Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation (as it may be amended from time to time), bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

9.3

Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DCGL.

9.4

Amendment or Repeal. No amendment, modification or repeal of this Article, adoption of any provision in this Certificate of Incorporation, or change in the law or interpretation of the law shall adversely affect any right or protection of any person under this Article with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal, adoption or change.

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ARTICLE 10
STOCKHOLDER ACTION

Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors, the Chairman of the Board or the Chief Executive Officer of the Corporation. Special meetings of the stockholders may not be called by any other person or persons.

ARTICLE 11
DISPUTE RESOLUTION

11.1

Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any or all intracorporate claims, which shall include claims, including claims in the right of the Corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity, or (ii) as to which Title 8 of the DGCL confers jurisdiction upon the Delaware Court of Chancery, shall be a state court located within the State of Delaware (or, if no state court located in the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _________, 2015.

By:	/s/ David Fuhrman
David Fuhrman
Incorporator

A-5

EXHIBIT B

CIMARRON MEDICAL, INC.

Bylaws

Effective: June ___, 2015

ARTICLE I
OFFICES

Section 1.1 REGISTERED OFFICE. The Corporation shall maintain a registered office and registered agent within the State of Delaware at such place within such State as may be designated from time to time by the Board of Directors of the Corporation.

Section 1.2 OTHER OFFICES. The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may from time to time require.

ARTICLE II
STOCKHOLDERS

Section 2.1 MEETINGS OF STOCKHOLDERS.

(a) ANNUAL MEETINGS. Annual meetings of the stockholders, at which they shall elect members of the board of directors and transact such other business as may properly come before the meeting, shall be held on such date and at such time as the board of directors may designate.

(b) SPECIAL MEETINGS. Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors, the Chairman of the Board or the Chief Executive Officer of the Corporation. Special meetings of the stockholders may not be called by any other person or persons.

(c) PLACE OF MEETINGS. Meetings of the stockholders shall be held at such place, either within or without the State of Delaware, or solely by means of remote communication, as the board of directors shall determine.

(d) NOTICE OF MEETING. Notice, stating the place, if any, day and time of the meeting, and the means of remote communication, if any, shall be delivered by the Corporation not less than ten days nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. Notice of a special meeting shall also state the purpose or purposes for which the meeting has been called. Without limiting the manner by which notice may otherwise be given, notice may be given by a form of electronic transmission that satisfies the requirements of the Delaware General Corporation Law. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his or her address as it appears in the Corporation’s records. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Article VIII of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and any special meeting of the stockholders may be cancelled, by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting (or any supplement thereto).

(e) CHAIR OF STOCKHOLDERS MEETING. The Chair of the Board, or in the Chair’s absence, a Vice Chair, or in the absence of any Vice Chair, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the Secretary, or in the absence of the Secretary, a chair chosen by a majority of the directors present, shall act as chair of the meetings of the stockholders.

B-1

Section 2.2 QUORUM OF STOCKHOLDERS; ADJOURNMENT; REQUIRED VOTE; PROXIES.

(a) QUORUM OF STOCKHOLDERS; ADJOURNMENT. Except as otherwise provided by law, by the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or by these Bylaws, the holders of a majority of the voting power of the shares of stock of the Corporation issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series issued and outstanding and entitled to vote shall constitute a quorum of such class or series for the transaction of such business. The chair of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given, except that notice of the adjourned meeting shall be required if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

(b) REQUIRED VOTE. Except as is otherwise required by law, the Certificate of Incorporation or these Bylaws, each holder of record of shares of stock of the Corporation having voting powers shall be entitled, at each meeting of the stockholders, to one vote for every share of such stock standing in his or her name on the record of stockholders of the Corporation and, if a quorum is present and unless otherwise required by the Certificate of Incorporation, the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, except with respect to the election of directors. Election of directors at all meetings of the stockholders at which directors are to be elected shall, subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, be elected by a plurality of the votes cast.

(c) PROXIES. Each stockholder of record entitled to vote at any meeting may do so in person or by proxy authorized by an instrument in writing or in such other manner or form, such as electronic transmission, permitted by the Delaware General Corporation Law, by such stockholder or his or her duly authorized attorney in fact.

Section 2.3 LIST OF STOCKHOLDERS. At least ten days before each meeting of stockholders, the Secretary or agent having charge of the stock transfer book shall make a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of each and the number of shares held by each. Such list shall be subject to inspection by any stockholder for a period of ten days prior to such meeting, for any purpose related to the meeting, at the principal office of the Corporation at any time during usual business hours or on a reasonably accessible electronic network. Such list shall be produced and kept open at the time and place of meeting, or if the meeting is to be held solely by means of remote communication then on a reasonably accessible electronic network, and shall be subject to the inspection of any stockholder during the whole time of the meeting.

Section 2.4 NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

(a) ANNUAL MEETINGS OF STOCKHOLDERS.

(1) Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation’s notice of meeting, (B) by or at the direction of the board of directors, or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 2.4, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.4.

B-2

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this Section 2.4, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice must set forth:

(A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) information relating to any agreement, arrangement or understanding, including a voting commitment, or any relationship, including financial transactions and compensation, between such person and the stockholder or any Stockholder Associated Person (as defined in Section 2.4(c)(2) below); provided, that the Corporation may also require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director;

(B) as to any business, other than the nomination of a director or directors, that the stockholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and any Stockholder Associated Person in such business, (ii) a description of all agreements, arrangements and understandings between such stockholder and any Stockholder Associated Person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, and (iii) if the proposal or business is to be included in the Corporation’s proxy statement, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment); and

B-3

(C) as to the stockholder giving the notice and any Stockholder Associated Person, (i) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the name and address, if different, of such Stockholder Associated Person, (ii) the class, series and number of all shares of stock of the Corporation which are held of record or are beneficially owned by such stockholder and by such Stockholder Associated Person, (iii) the nominee holder for, and the number of, shares owned beneficially but not of record by such stockholder and by such Stockholder Associated Person, (iv) any derivative position, including without limitation any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, directly or indirectly held or beneficially held by such stockholder and such Stockholder Associated Person, and whether and the extent to which any hedging, equity swap or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or interest or any borrowing or lending of shares of stock) has been made by, such stockholder or such Stockholder Associated Person with respect to any shares of stock of the Corporation, or whether such stockholder or Stockholder Associated Person has an economic interest in the Corporation not reported as record or beneficial ownership, (v) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or Stockholder Associated Person has a right to vote any shares of stock of the Corporation, (vi) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (vii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or through a qualified representative at the meeting to propose such nomination or business, and (viii) a representation whether such stockholder or Stockholder Associated Person intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee or to approve or adopt the proposal and/or (y) otherwise to solicit proxies from stockholders in support of such nomination or proposal, and the information called for by this paragraph (2)(C) shall be supplemented by such stockholder and Stockholder Associated Person not later than 10 days after the record date for the meeting to disclose such information as of the record date.

(3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 2.4 to the contrary, in the event that the number of directors to be elected to the board of directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.4 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b) SPECIAL MEETINGS OF STOCKHOLDERS. The business to be transacted at any special meeting shall be limited to the purposes stated in the notice of such meetings. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.4 and is a shareholder of record at the time of the special meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.4. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 2.4 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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(c) GENERAL.

(1) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.4 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.4. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.4 and, if any proposed nomination or business is not in compliance with this Section 2.4, to declare that such defective nomination or proposal shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.4, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposal, such nomination or proposed business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(2) For purposes of this Bylaw, (A) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and (B) “Stockholder Associated Person” of any stockholder shall mean (i) any person or entity controlling, controlled by or under common control with, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder, and (iii) any person or entity controlling, controlled by or under common control with a Stockholder Associated Person as defined in the foregoing clauses (B)(i) or (B)(ii).

(3) Notwithstanding the foregoing provisions of this Section 2.4, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

Section 2.5 INSPECTORS OF ELECTIONS. The board of directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

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ARTICLE III
BOARD OF DIRECTORS

Section 3.1 GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of the board of directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the board of directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 3.2 NUMBER. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors of the Corporation shall be fixed, and may be increased or decreased from time to time, exclusively by the board of directors; provided, however, that no decrease in the number comprising the entire board made pursuant to this Section 3.2 shall shorten the term of any incumbent director.

Section 3.3 SPECIAL MEETINGS. Special meetings of the board of directors may be called by the Chair of the Board, the Chief Executive Officer or the board of directors. The person or persons authorized to call special meetings of the board of directors may fix the place and time of the meetings. Notice of any special meeting shall be given to each director and shall state the time and place for the special meeting.

Section 3.4 NOTICE. If notice of a board of directors’ meeting is required to be given, notice of shall be given to each director at his or her business or residence in writing by hand delivery, first-class or overnight mail or courier service, electronic transmission (including, without limitation, via facsimile transmission or electronic mail), or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, no later than the third business day preceding the date of such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least twenty-four hours before such meeting. If by electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 12 hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least 12 hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Article IX of these Bylaws. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Article VIII of these Bylaws.

Section 3.5 QUORUM. Subject to Section 3.8 of these Bylaws and except as may be otherwise specifically provided by law or the Certificate of Incorporation, a majority of the board of directors then in office shall constitute a quorum for the transaction of business, but if at any meeting of the board of directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

Section 3.6 USE OF COMMUNICATIONS EQUIPMENT. Directors may participate in a meeting of the board of directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

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Section 3.7 ACTION BY CONSENT OF THE BOARD OF DIRECTORS. Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

Section 3.8 VACANCIES. Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the board of directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors, or by the sole remaining director, and each director so chosen shall hold office for a term expiring at the annual meeting of stockholders and until such director’s successor shall have been duly elected and qualified.

Section 3.9 COMMITTEES.

The board of directors may designate one or more committees, each of which shall consist of one or more directors. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

Any committee shall, to the extent provided in a resolution of the board of directors and subject to the limitations contained in the Delaware General Corporation Law, have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation. Each committee shall keep such records and report to the board of directors in such manner as the board of directors may from time to time determine. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business. Except as provided in the next sentence, and unless otherwise provided in a resolution of the board of directors or in rules adopted by the committee, each committee shall conduct its business as nearly as possible in the same manner as provided in these Bylaws for the board of directors. A majority of the members of a committee shall constitute a quorum, and the act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of the committee.

The board of directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. The term of office of the members of each committee shall be as fixed from time to time by the board of directors; provided, however, that any committee member who ceases to be a member of the board of directors shall automatically cease to be a committee member.

Nothing herein shall be deemed to prevent the board of directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the board of directors.

ARTICLE IV
BOOKS AND RECORDS

The board of directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation. Unless otherwise required by the laws of Delaware, the books and records of the Corporation may be kept at the principal office of the Corporation, or at any other place or places inside or outside the State of Delaware.

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ARTICLE V
OFFICERS

Section 5.1 OFFICERS; ELECTION OR APPOINTMENT. The board of directors shall take such action as may be necessary from time to time to ensure that the Corporation has such officers as are necessary, under Section 6.1 of these Bylaws and the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended, to enable it to sign stock certificates. In addition, the board of directors at any time and from time to time may elect (a) one or more Chair of the Board and/or one or more Vice Chairs of the Board, (b) one or more Chief Executive Officers, one or more Presidents and/or one or more Chief Operating Officers, (c) one or more Vice Presidents, one or more Treasurers and/or one or more Secretaries and/or (d) one or more other officers, in each case if and to the extent the board of directors deems desirable. The board of directors may give any officer such further designations or alternate titles as it considers desirable. In addition, the board of directors at any time and from time to time may authorize the Chair of the Board or the Chief Executive Officer of the Corporation to appoint one or more officers of the kind described in clauses (c) and (d) above. Any number of offices may be held by the same person and directors may hold any office unless the Certificate of Incorporation or these Bylaws otherwise provide.

Section 5.2 TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. Unless otherwise provided in the resolution of the board of directors electing or authorizing the appointment of any officer, each officer shall hold office until his or her successor is elected or appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the board of directors or to such person or persons as the board of directors may designate. Such resignation shall take effect at the time specified therein or, if not so specified, upon receipt, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The board of directors may remove any officer with or without cause at any time. The Chair of the Board or the Chief Executive Officer authorized by the board of directors to appoint a person to hold an office of the Corporation may also remove such person from such office with or without cause at any time, unless otherwise provided in the resolution of the Board providing such authorization. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the board of directors at any regular or special meeting or by the Chair of the Board or the Chief Executive Officer authorized by the board of directors to appoint a person to hold such office.

Section 5.3 POWERS AND DUTIES. The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in these Bylaws or in a resolution of the board of directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the board of directors. A Secretary or such other officer appointed to do so by the board of directors shall have the duty to record the proceedings of the meetings of the stockholders, the board of directors and any committees in a book to be kept for that purpose.

ARTICLE VI
STOCK

Section 6.1 STOCK CERTIFICATES. The shares of the Corporation may be either in certificated or in uncertificated form. If shares are issued in uncertificated form, each stockholder shall be entitled upon written request to a stock certificate or certificates duly numbered, certifying the number and class of shares in the Corporation owned by him and otherwise as specified in this Section 6.1. Each certificate for shares of stock shall be in such form as may be prescribed by the board of directors and shall be signed in the name of the Corporation by (a) the Chair of the Board, the Chief Executive Officer, the President or a Vice President, and (b) by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. Each certificate will include any legends required by law or deemed necessary or advisable by the board of directors.

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Section 6.2 LOST, STOLEN OR DESTROYED CERTIFICATES. The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation and/or the board of directors may require the owner of such lost, stolen or destroyed certificate, or his or her legal representatives, to make an affidavit of that fact and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or issuance of any such new certificate or uncertificated shares. Anything herein to the contrary notwithstanding, the board of directors, in its absolute discretion, may refuse to issue any such new certificate or uncertificated shares, except pursuant to legal proceedings under the laws of the State of Delaware.

Section 6.3 TRANSFERS OF STOCK. The shares of the stock of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his or her attorney upon surrender for cancellation of a certificate or certificates for at least the same number of shares, or other evidence of ownership if no certificates shall have been issued, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the validity and authenticity of the signature as the Corporation or its agents may reasonably require.

Section 6.4 REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or legal claim or claims to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

Section 6.5 REGULATIONS. Except as otherwise provided by law, the board of directors may make such additional rules and regulations, not inconsistent with the Bylaws, as it may deem expedient concerning the issue, transfer and registration of the securities of the Corporation. The board of directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of capital stock to bear the signature or signatures of any of them.

Section 6.6 RECORD DATE. For the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitlements to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date. Such date shall not be more than 60 nor less than ten days before the date of any such meeting, nor more than 60 days prior to any other action.

ARTICLE VII
DEPOSITARIES AND CHECKS

Depositaries of the funds of the Corporation shall be designated by the board of directors; and all checks on such funds shall be signed by such officers or other employees of the Corporation as the board of directors from time to time may designate.

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ARTICLE VIII
WAIVER OF NOTICE

Any notice of a meeting required to be given by law, by the Certificate of Incorporation, or by these Bylaws may be waived by the person entitled thereto, either before or after the time of such meeting stated in such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the board of directors or committee thereof need be specified in any waiver of notice of such meeting. Attendance at any meeting shall constitute waiver of notice except attendance for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened.

ARTICLE IX
AMENDMENT

In furtherance and not in limitation of the powers conferred by law, the board of directors is expressly authorized to adopt, amend and repeal these Bylaws, subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the Bylaws; provided, however, that, with respect to the power of holders of the capital stock to adopt, amend and repeal these Bylaws, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any preferred stock, the affirmative vote of the holders of at least 66.67% of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

ARTICLE X
INDEMNIFICATION AND INSURANCE

Section 10.1 RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, claim or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 10.4 of this Article X, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors.

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Section 10.2 ADVANCEMENT OF EXPENSES. The right to indemnification conferred in this Article X shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation after receipt by the Corporation of a written statement or statements from the claimant requesting such advance or advances; provided, however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article X or otherwise.

Section 10.3 OBTAINING INDEMNIFICATION. To obtain indemnification under this Article X, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 10.3, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the board of directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the board of directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the board of directors, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the board of directors unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a Change in Control (as defined below), in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the board of directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 30 days after such determination. If a claimant is successful, in whole or in part, in any suit brought against the Corporation to recover the unpaid amount of any written claim to indemnification, the claimant shall be entitled to be paid also the expense of prosecuting such claim.

Section 10.4 RIGHT OF CLAIMANT TO BRING SUIT. If a claim under Section 10.1 of this Article X is not paid in full by the Corporation within 30 days after a written claim pursuant to Section 10.3 of this Article X has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its board of directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

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Section 10.5. CORPORATION’S OBLIGATION TO INDEMNIFY. If a determination shall have been made pursuant to Section 10.3 of this Article X that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 10.4 of this Article X.

Section 10.6 PRECLUSION FROM CHALLENGING ARTICLE X. The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 10.4 of this Article X that the procedures and presumptions of this Article X are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article X.

For purposes of this Article X:

(a) “Change in Control” shall be deemed to occur only if a majority of the members of the board of directors shall not be (i) individuals elected as directors of the Corporation for whose election proxies shall have been solicited by the board of directors of the Corporation or (ii) individuals elected or appointed by the board of directors of the Corporation to fill vacancies on the board of directors caused by death or resignation (but not by removal) or to fill newly created directorships.

(b) “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(c) “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Article X.

Section 10.7 NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. No repeal or modification of this Article X shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

Section 10.8 INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. To the extent that the Corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in Section 10.9 of this Article X, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

Section 10.9 OTHER EMPLOYEES AND AGENTS. The Corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent or class of employees or agents of the Corporation (including the heirs, executors, administrators or estate of each such person) to the fullest extent of the provisions of this Article X with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

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Section 10.10 VALIDITY OF ARTICLE X. If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article X (including, without limitation, each such portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE XI
LITIGATION COSTS

Except to the extent prohibited by the Delaware General Corporation Law, and unless the Board of Directors or one of its committees otherwise approves in accordance with Section 141 of the Delaware General Corporation Law, the Certificate of Incorporation and these Bylaws, in the event that any person or entity (a “Claiming Party”) (a) initiates, asserts, joins, offers substantial assistance to or has a direct financial interest in (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of Incorporation or Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or these Bylaws or (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine (each, a “Covered Proceeding”), and (b) such Claiming Party does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought by such Claiming Party, then each such Claiming Party shall be obligated to reimburse the Corporation and any such director, officer or other employee for all fees, costs and expenses of every kind and description (including, but not limited to, all attorneys’ fees and other litigation expenses) that the Corporation or any such director, officer or other employee actually incurs in connection with the Covered Proceeding.

ARTICLE XII
MISCELLANEOUS PROVISIONS

Section 12.1. FISCAL YEAR. The fiscal year of the Corporation shall be as fixed by the board of directors.

Section 12.2. DIVIDENDS. The board of directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

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EXHIBIT C

REINCORPORATION MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is entered into as of the 12th day of June, 2015, by and between Cimarron Medical, Inc., a Delaware corporation (the “Surviving Corporation”), and Cimarron Medical, Inc., a Utah corporation (“Merging Corporation”). Surviving Corporation and Merging Corporation are sometimes collectively referred to hereinafter as the “Constituent Corporations.”

RECITALS

WHEREAS, Surviving Corporation is a corporation organized and existing under the laws of Delaware and is a wholly-owned subsidiary of Merging Corporation;

WHEREAS, Merging Corporation is a corporation organized and existing under the laws of Utah; and

WHEREAS, Surviving Corporation and Merging Corporation and their respective Boards of Directors deem it advisable and in the best interests of the corporations and their respective stockholders to merge Merging Corporation with and into Surviving Corporation pursuant to the Utah Revised Business Corporation Act and the Delaware General Corporate Law upon the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises, the mutual covenants, herein contained, and other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that Merging Corporation shall be merged with and into Surviving Corporation (the “Merger”) pursuant to the terms and conditions herein set forth.

AGREEMENT

1. General.

1.1 The Merger. On the Effective Date (as herein defined) of the Merger, Merging Corporation shall be merged with and into Surviving Corporation and the separate existence of Merging Corporation shall cease and Surviving Corporation shall survive such Merger. The name of Surviving Corporation shall be Cimarron Medical, Inc.  The Certificate of Incorporation as in effect immediately prior to the Effective Date in the form attached hereto as Exhibit A shall be the certificate of incorporation of Surviving Corporation after consummation of the Merger. The Bylaws of Surviving Corporation as in effect immediately prior to the Effective Date shall be the Bylaws of Surviving Corporation after consummation of the Merger.

1.3 Directors and Officers. The directors and officers of Merging Corporation shall, from and after the Effective Date, be the directors and officers of Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified.

1.4 Property and Liabilities of Constituent Corporations. On the Effective Date, the separate existence of Merging Corporation shall cease and Merging Corporation shall be merged into Surviving Corporation. Surviving Corporation, from and after the Effective Date, shall possess all the rights, privileges, powers and franchises of whatsoever nature and description, of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; all rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of and debts due to either of the Constituent Corporations on whatever account as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in Surviving Corporation; and all property, rights, privileges, powers and franchises, and all other interests shall be thereafter as effectually the property of Surviving Corporation as they were of the several and respective Constituent Corporations and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. All rights of creditors and all liens upon the property of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations thenceforth shall attach to Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Any claim existing or action or proceeding, whether civil, criminal or administrative, pending by or against either Constituent Corporation may be prosecuted to judgment or decree as if the Merger had not taken place, or Surviving Corporation may be substituted in such action or proceeding.

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1.5 Further Assurances. Merging Corporation agrees that, at any time, or from time to time, as and when requested by Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of Surviving Corporation, all such conveyances, assignments, transfers, deeds or other instruments, and will take or cause to be taken such further or other action as Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting or devolution of any property, right, privilege or franchise or to vest or perfect in or confirm to Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, franchises and interests referred to in this Section 1 herein and otherwise to carry out the intent and purposes hereof.

1.6 Effective Date. The Merger shall become effective on the later of (a) the day on which an executed copy of a Certificate of Ownership and Merger is filed with the Secretary of State of the State of Delaware in the manner required by the Delaware General Corporation Law and (b) the day on which an executed copy of Articles of Merger are filed with the Division of Corporations and Commercial Code, Department of Commerce, State of Utah the manner required by the Utah Revised Business Corporation Act (the “Effective Date”).

2. Conversion of Securities on Merger.

2.1 Effect of Merger on Capital Stock. Each share of Merging Corporation’s common stock, no par value per share (other than shares (“Dissenting Shares”) that are owned by shareholders (“Dissenting Shareholders”) that are entitled to and properly exercise appraisal rights pursuant Chapter 13 of the Utah Revised Business Corporation Act), issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one (1) validly issued, fully paid and nonassessable share of Surviving Corporation’s common stock, $0.001 par value per share (the “Surviving Corporation Stock”). Each share of Surviving Corporation’s common stock issued and outstanding immediately before the Effective Date of the Merger shall be canceled without any consideration being issued or paid therefore, without any further action on the part of the holder thereof.

2.2 Effect of Merger on Options and Notes. Each option of the Merging Corporation issued and outstanding immediately prior to the Effective Date shall be (a) converted into and shall be an identical security of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto, and (b) in the case of securities to acquire common stock of the Merging Corporation, converted into the identical right to acquire the same number of shares of Surviving Corporation Stock as the number of shares of common stock of the Merging Corporation that were acquirable pursuant to such option, warrant or other security. Each Note of the Merging Corporation issued and outstanding immediately prior to the Effective Date shall be (a) converted into and shall be an identical security of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto, and (b) in the case of securities to acquire common stock of the Merging Corporation, converted into the identical right to acquire the same number of shares of Surviving Corporation Stock as the number of shares of common stock of the Merging Corporation that were acquirable pursuant to such option, warrant or other security.

2.3 Certificates. At and after the Effective Date, all of the outstanding certificates which immediately prior thereto represented shares of Merging Corporation stock (other than Dissenting Shares), or options, warrants or other securities of the Merging Corporation, shall be deemed for all purposes to evidence ownership of and to represent the shares of Surviving Corporation Stock, or options, warrants or other securities of Surviving Corporation, as the case may be, into which the shares of Merging Corporation stock, or options, warrants or other securities of the Surviving Corporation, as the case may be, represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Stock, or options, warrants or other securities of Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

2.4 Appraisal Rights. No Dissenting Shareholder shall be entitled to shares of Surviving Corporation Stock hereunder if the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal under the Utah Business Corporation Act, and any Dissenting Shareholder shall be entitled to receive only the payment provided by the Utah Business Corporation Act with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to appraisal with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to appraisal, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Surviving Corporation Stock.

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3. Foreign Qualification. Surviving Corporation covenants and agrees, to the extent required by applicable law, to register or qualify, as applicable, to do business as a foreign corporation in those states in which Merging Corporation is qualified to do business immediately prior to the Effective Date.

4. Conditions to the Obligations of the Constituent Corporations to Effect the Merger.

4.1 Approval by Stockholders. The stockholders of Merging Corporation shall have approved the Merger and this Merger Agreement in accordance with Utah law.

4.2 Governmental Approvals; No Restraints. No statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction that prohibits, restrains, enjoins or restricts the consummation of the Merger.

5. Amendment. The respective Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the stockholders of Merging Corporation shall not (a) alter or change the amount or kind of shares, securities, cash, property or rights to be received under this Merger Agreement by the shareholders of Merging Corporation; (b) alter or change any term of the Certificate of Incorporation of Surviving Corporation; or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the shareholders of Merging Corporation.

6. Miscellaneous.

6.1 Counterparts. This Merger Agreement may be executed in any number of counterparts and via facsimile or other similar electronic transmission, each of which shall be deemed to be an original, and all of which taken together shall constitute one Merger Agreement.

6.2 Termination. This Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after stockholder approval of this Merger Agreement, by the consent of the Board of Directors of either of the Constituent Corporations.

6.3 Governing Law. The Merger and this Merger Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

6.4 No Third Party Beneficiaries. This Merger Agreement is for the sole benefit of the parties hereto and is not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder.

6.5 Severability. If any provision of this Merger Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other person or circumstances.

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IN WITNESS WHEREOF, the Constituent Corporations have executed this Merger Agreement as of the date and year first above written.

MERGING CORPORATION:

Cimarron Medical, Inc. a Utah corporation

By:	/s/ David Fuhrman
David Fuhrman
President

SURVIVING CORPORATION:

Cimarron Medical, Inc. a Delaware corporation

By:	/s/ David Fuhrman
David Fuhrman
President

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EXHIBIT D

Utah Dissenters’ Rights Statutes

UTAH REVISED BUSINESS CORPORATION ACT SECTIONS 16-10(a)-1301 ET. SEQ.

16-10a-1301. Definitions.

 For purposes of Part 13, Dissenters' Rights:

(1)	"Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2)	"Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(3)

"Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

(4)

"Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

(5)	"Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

(6)

"Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

(7)	"Shareholder" means the record shareholder or the beneficial shareholder.

16-10a-1302. Right to dissent.

(1)	A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

(a)	consummation of a plan of merger to which the corporation is a party if:

(i)	shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

(ii)	the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;

(b)	consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c)

consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

(d)

consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

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(2)

A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

(3)

Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

(a)	the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b)	the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

(c)	the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4)	The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

(a)	shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b)

shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

(c)	cash in lieu of fractional shares; or

(d)	any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

(5)

A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303. Dissent by nominees and beneficial owners.

(1)

A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

(2)	A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

(a)	the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b)	the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

(3)

The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder shall certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement shall be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

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16-10a-1320. Notice of dissenters’ rights.

(1)

If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice shall be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

(2)

If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321. Demand for payment — Eligibility and notice of intent.

(1)	If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

(a)	shall cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

(b)	may not vote any of his shares in favor of the proposed action.

(2)

If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

(3)

In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder shall have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4)	A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322. Dissenters’ notice.

(1)

If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

(2)	The dissenters' notice required by Subsection (1) shall be sent no later than 10 days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

(a)	state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

(b)	state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares shall be deposited;

(c)	inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d)	supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

(e)

set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

(f)	state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

(g)	be accompanied by a copy of this part.

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16-10a-1323. Procedure to demand payment.

(1)

A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a)	cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;

(b)	deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

(c)

if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

(2)

A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3)	A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10a-1324. Uncertificated shares.

(1)

Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

(2)	In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325. Payment.

(1)

Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

(2)	Each payment made pursuant to Subsection (1) shall be accompanied by:

(a)	(i)	(A)	the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

(B)	an income statement for that year;

(C)	a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

(D)	the latest available interim financial statements, if any;

(ii)	the balance sheet and statements referred to in Subsection (2)(a)(i) shall be audited if the corporation customarily provides audited financial statements to shareholders;

(b)	a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

(c)	a statement of the dissenter's right to demand payment under Section 16-10a-1328; and

(d)	a copy of this part.

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16-10a-1326. Failure to take action.

(1)

If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

(2)

If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10a-1327. Special provisions relating to shares acquired after announcement of proposed corporate action.

(1)

A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

(2)	An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10a-1328. Procedure for shareholder dissatisfied with payment or offer.

(1)

A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

(a)	the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

(b)	the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

(c)

the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

(2)

A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330. Judicial appraisal of shares — Court action.

(1)

If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

(2)

The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, Salt Lake County. If the corporation is a foreign corporation, it shall commence the proceeding in the county in this state where the principal office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located, or, if the domestic corporation did not have its principal office in this state at the time of the transaction, in Salt Lake County.

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(3)

The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties shall be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

(4)

The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5)	Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

(a)	for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

(b)	for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331. Court costs and counsel fees.

(1)

The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.

(2)	The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a)	against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or

(b)

against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(3)

If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

D-6

EXHIBIT E

AGREEMENT AND PLAN OF MERGER BY AND AMONG CIMARRON MEDICAL, INC., SUN BIOPHARMA, INC., AND SB ACQUISITION CORPORATION

TABLE OF CONTENTS

ARTICLE 1 Merger		1

1.1	Effects of Merger.	2
1.2	Effect on Company Capital Stock and Merger Subsidiary Capital Stock.	3
1.3	Rights of Holders of Company Capital Stock.	4
1.4	Procedure for Surrender and Exchange of Certificates.	4
1.5	Dissenting Shares.	5
1.6	Directors and Officers of the Surviving Company.	5
1.7	Tax Treatment.	6

ARTICLE 2 Representations and Warranties of Company		6

2.1	Organization and Good Standing.	6
2.2	Authority and Authorization; Conflicts; Consents.	6
2.3	Capitalization.	7
2.4	Litigation.	7
2.5	No Brokers or Finders.	7
2.6	Tax Matters.	8
2.7	Contracts and Commitments.	9
2.8	Affiliate Transactions.	9
2.9	Compliance with Laws; Permits.	10
2.10	Financial Statements.	10
2.11	No Undisclosed Liabilities.	10
2.12	Books and Records.	10
2.13	Real Property.	10
2.14	Insurance.	11
2.15	Absence of Certain Developments.	11
2.16	Employee Benefit Plans.	11
2.17	Employees.	11
2.18	Proprietary Information and Inventions.	12
2.19	Intellectual Property.	12
2.20	Tax-Free Reorganization.	12
2.21	Full Disclosure.	12

ARTICLE 3 Representations and Warranties of Parent and Merger Subsidiary		12

3.1	Organization and Good Standing.	12
3.2	Authority and Authorization; Conflicts; Consents.	12
3.3	Capitalization.	13

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3.4	Litigation.	14
3.5	No Brokers or Finders.	14
3.6	Tax Matters.	14
3.7	Contracts and Commitments.	16
3.8	Affiliate Transactions.	16
3.9	Compliance with Laws; Permits.	16
3.10	Exchange Act Reports.	16
3.11	No Undisclosed Liabilities.	17
3.12	Books and Records.	17
3.13	Real Property.	17
3.14	Insurance.	17
3.15	Environmental Matters.	18
3.16	Absence of Certain Developments.	18
3.17	Employee Benefit Plans.	19
3.18	Employees.	19
3.19	Proprietary Information and Inventions.	20
3.20	Intellectual Property.	20
3.21	Tax-Free Reorganization.	20
3.22	Full Disclosure.	20
3.23	Validity of Parent Common Stock.	20
3.24	Private Placement.	20
3.25	Trading Matters.	20
3.26	Shell Company Status.	20
3.27	Prepaid Assets.	20

ARTICLE 4 Conduct of Business Pending the Merger		21

4.1	Conduct of Business by Parent	21
4.2	Conduct of Business by Company	21

ARTICLE 5 Additional Covenants and Agreement		21

5.1	Governmental Filings.	21
5.2	Expenses.	22
5.3	Due Diligence; Access to Information; Confidentiality.	22
5.4	Tax Treatment	23
5.5	Press Releases.	23
5.6	Securities Law Filings.	23
5.7	Merger Consideration; Securities Act Exemption.	23
5.8	No Solicitation.	23

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5.9	Failure to Fulfill Conditions.	24
5.10	Preparation of Periodic and Current Reports.	24
5.11	Notification of Certain Matters.	24
5.12	Directors and Officers of Parent.	24
5.13	Disposition of Business.	24

ARTICLE 6 Conditions		25

6.1	Conditions to Obligations of Each Party.	25
6.2	Additional Conditions to Obligations of Parent and Merger Subsidiary.	25
6.3	Additional Conditions to Obligations of Company.	26

ARTICLE 7 Termination		28

7.1	Termination	28

ARTICLE 8 General Provisions		29

8.1	Notices.	29
8.2	No Survival.	30
8.3	Interpretation.	30
8.4	Severability.	30
8.5	Entire Agreement; Amendment; Waiver.	30
8.6	Counterparts; Delivery.	31
8.7	Third-Party Beneficiaries.	31
8.8	Governing Law.	31
8.9	Jurisdiction; Service of Process.	31

ARTICLE 9 Certain Definitions		31

Exhibits:

Exhibit A – Form of Surviving Company Certificate of Incorporation

Exhibit B – Form of Surviving Company Bylaws

Exhibit C – Form of Parent Certificate of Incorporation

Exhibit D – Form of Parent Bylaws

Exhibit E – Form of Replacement Warrant

Exhibit F – Form of Replacement Convertible Promissory Note

Exhibit G – Form of Indemnification Agreement

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AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) is entered into effective as of the 12th day of June 2015 (the “Effective Date”), by and among Cimarron Medical, Inc., a Utah corporation (“Parent”), Sun BioPharma, Inc., a Delaware corporation (“Company”), and SB Acquisition Corporation, a Delaware corporation (“Merger Subsidiary”). Certain capitalized terms used in this Agreement are defined in Article 9.

BACKGROUND

A.

The respective Boards of Directors of the parties have (i) determined that it is in the best interests of such corporations and their respective security holders to consummate a merger of Merger Subsidiary with and into Company (the “Merger”) and (ii) approved and declared advisable this Agreement, the Merger and the other transactions contemplated by this Agreement;

B.

Pursuant to the Merger, among other things, the outstanding shares of capital stock of Company will be converted into the right to receive upon Closing (as defined in this Agreement) and thereafter, the Merger Consideration (as defined in this Agreement);

C.

The parties to this Agreement intend to adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and intend that the Merger and the transactions contemplated by this Agreement be undertaken pursuant to that plan. Accordingly, the parties intend that the Merger qualify as a “reorganization,” within the meaning of Code Section 368(a), and that, with respect to the Merger and within the meaning of Code Section 368(b), each of Parent, Merger Subsidiary and Company will be a “party to a reorganization;”

D.

Prior to the Merger, Company will sell shares of Company Common Stock in a private placement to accredited investors for the purposes of financing the business of the Surviving Company (as defined below) after the Merger. The parties intend that the aggregate number of shares of Parent Common Stock to be held by Initial Parent Stockholders after the Merger (including any adjustments pursuant to this Agreement) will be 1,450,322 shares of Parent Common Stock, as determined on a fully diluted basis including all shares underlying any convertible securities (including any rights to acquire Parent Common Stock through the exchange or conversion of indebtedness) and any subscribed rights to purchase Parent Common Stock or convertible securities.

AGREEMENT

In consideration of the foregoing, and the representations, warranties, and covenants contained in this Agreement, each party hereby agrees as follows:

ARTICLE 1
MERGER

At the Merger Time (as defined herein), and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Delaware General Corporation Law or any successor statute (the “DGCL”), Merger Subsidiary will merge with and into Company, the separate corporate existence of Merger Subsidiary will cease, and Company will continue as the surviving corporation and as a wholly owned subsidiary of Parent. Company, as the surviving corporation after the Merger, is hereinafter referred to as the “Surviving Company.”

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1.1 Effects of Merger.

(a) From and after the Merger Time, (i) Company’s Certificate of Incorporation as in effect immediately prior to the Merger Time shall be amended and restated in its entirety as set forth on Exhibit A hereto, and, as so amended and restated shall be the certificate of incorporation of the Surviving Company and (ii) Company’s bylaws as in effect immediately prior to the Merger Time shall be amended and restated in their entirety as set forth on Exhibit B hereto, and, as so amended and restated shall be the bylaws of the Surviving Company.

(b) From and after the Merger Time and until further altered or amended in accordance with applicable law: (i) all of the rights, privileges, immunities, powers, franchises and authority—both public and private—of Company and Merger Subsidiary shall vest in the Surviving Company; (ii) all of the assets and property of Company and Merger Subsidiary of every kind, nature and description—real, personal and mixed, and both tangible and intangible—and every interest therein, wheresoever located, including without limitation all debts or other obligations belonging or due to Company or Merger Subsidiary, all claims and all causes of action, shall be vested absolutely and unconditionally in the Surviving Company; and (iii) all debts and obligations of Company and Merger Subsidiary, all rights of creditors of Company or Merger Subsidiary and all liens or security interests encumbering any of the property of Company or Merger Subsidiary shall be vested in the Surviving Company and shall remain in full force and effect without modification or impairment and shall be enforceable against the Surviving Company and its assets and properties with the same full force and effect as if such debts, obligations, liens or security interests had been originally incurred or created by the Surviving Company in its own name and for its own behalf. Without limiting the generality of the foregoing, the Surviving Company specifically assumes all continuing obligations which Company or Merger Subsidiary would otherwise have to indemnify its officers and directors, to the fullest extent currently provided in the Surviving Company’s certificate of incorporation, bylaws and pursuant to the DGCL, with respect to any and all claims arising out of actions taken or omitted by Company’s officers and directors prior to the Merger Time.

(c) Each of Parent, Company and Merger Subsidiary shall use its best efforts to take all such action as may be necessary or appropriate to effectuate the Merger in accordance with the DGCL at the Merger Time. If, at any time after the Merger Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Company with full right, title and possession to all properties, rights, privileges, immunities, powers and franchises of either Company or Merger Subsidiary, the officers of Parent, and the officers of Surviving Company on behalf of Company and Merger Subsidiary, shall take all such lawful and necessary action.

(d) Subject to the provisions of Article 6 and Article 7, the closing of the transactions contemplated hereby (the “Closing,” and the date of the Closing will be referred to interchangeably as the “Closing Date,” as the case may be) shall take place at such location, on such date and at such time as Company and Parent mutually agree at the earliest practicable time after the satisfaction or waiver of the conditions in Article 6, but in no event later than five business days after all such conditions have been satisfied or waived, or on such other date as may be mutually agreed by the parties hereto. On the Closing date, to effect the Merger, the parties will cause the Certificate of Merger to be filed with the Delaware Secretary of State in accordance with the DGCL. The Merger shall be effective upon the filing of the Certificate of Merger (the “Merger Time”).

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1.2 Effect on Company Capital Stock and Merger Subsidiary Capital Stock. To effectuate the Merger, and subject to the terms and conditions of this Agreement, at the Merger Time:

(a) Each share of Company Common Stock issued and outstanding immediately prior to the Merger Time (other than Dissenting Shares as defined in Section 1.5 below) will be cancelled and extinguished and automatically converted into the right to receive four (4) fully paid and non-assessable shares of Parent Common Stock. Parent will issue to each holder of Company Common Stock (other than Dissenting Shares) certificates or Book Entries evidencing the number of shares of Parent Common Stock determined in accordance with the foregoing.

(b) At the Merger Time, Parent will assume and continue all of Sun BioPharma’s equity incentive plans, including the Sun BioPharma, Inc. 2011 Stock Option Plan (the “2011 Plan”) and the Sun BioPharma, Inc. 2015 Equity Incentive Plan. Options to purchase an aggregate of 2,059,304 shares of Company Common Stock that are issued and outstanding under the 2011 Plan immediately prior to the Merger Time (collectively, the “Options”) will become options to purchase an aggregate of 8,237,216 shares of Company Common Stock, representing four (4) shares of Parent Common Stock for each share of Company Common Stock represented by the Options immediately prior to the Merger Time, exercisable at 25% of the price per share as each original Option, as previously adjusted in accordance with the 2011 Plan or any other agreement evidencing the Option (collectively, the “Replacement Options”).

(c) Warrants to purchase an aggregate of 637,500 shares of Company Common Stock that are issued and outstanding immediately prior to the Merger Time (collectively, the “Warrants”) will be exchanged into warrants to purchase an aggregate of 2,550,000 shares of Company Common Stock, representing four (4) shares of Parent Common Stock for each share of Company Common Stock represented by the Warrants immediately prior to the Merger Time, exercisable at 25% of the price per share as the original Warrant, as previously adjusted in accordance with each applicable warrant agreement, with each fractional warrant share rounded up to the nearest whole share (collectively, the “Replacement Warrants”). The Replacement Warrants will be substantially in the form attached hereto as Exhibit E.

(d) Convertible Promissory Notes that are convertible upon exercise into an aggregate of 616,667 shares of Company Common Stock that are issued and outstanding immediately prior to the Merger Time (collectively, the “Convertible Promissory Notes”) will be exchanged into convertible promissory notes that are convertible upon exercise into an aggregate of 2,466,668 shares of Company Common Stock, representing four (4) shares of Parent Common Stock for each share of Company Common Stock represented by the Convertible Promissory Notes immediately prior to the Merger Time, exercisable at 25% of the price per share as the original Convertible Promissory Note, as previously adjusted in accordance with each applicable Convertible Promissory Note, with each fractional share rounded up to the nearest whole share (collectively, the “Replacement Convertible Promissory Notes”). The Replacement Convertible Promissory Notes will be substantially in the form attached hereto as Exhibit F.

(e) Each share of common stock, $0.001 par value per share, of Merger Subsidiary issued and outstanding immediately prior to the Merger Time will be automatically converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Company; and

(f) All shares of Parent Common Stock issued upon the surrender of and exchange of Company Common Stock for shares in accordance with the terms and conditions of this Section 1.2 will be deemed to have been issued and paid in full satisfaction of all rights pertaining to such shares of Company Common Stock.

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1.3 Rights of Holders of Company Capital Stock.

(a) From and after the Merger Time and until surrendered for exchange, each outstanding stock certificate or Book Entry that, immediately prior to the Merger Time, represented shares of Company Common Stock (except Dissenting Shares) will be deemed for all purposes, to evidence ownership of and to represent the number of whole shares of Parent Common Stock into which such shares of Company Common Stock will have been converted pursuant to Section 1.2(a) above. The record holder of each such outstanding certificate or Book Entry representing shares of Company Common Stock, will, immediately after the Merger Time, be entitled to vote the shares of Parent Common Stock into which such shares of Company Common Stock have been converted on any matters on which the holders of record of the Parent Common Stock, as of any date subsequent to the Merger Time, are entitled to vote. In any matters relating to such certificates or Book Entries of Company Common Stock, Parent may rely conclusively upon the record of stockholders maintained by Company containing the names and addresses of the holders of record of Company Common Stock on the Closing Date.

(b) At the Merger Time, Parent shall have reserved a sufficient number of authorized but unissued shares of Parent Common Stock for issuance in connection with the issuance of the Merger Consideration upon automatic conversion of Company Common Stock into Parent Common Stock at the Merger Time and a sufficient number of authorized but unissued shares of Parent Common Stock for issuance in connection with the exercise of the Replacement Options, Replacement Warrants and the Replacement Convertible Promissory Notes.

1.4 Procedure for Surrender and Exchange of Certificates.

(a) After the Merger Time, each record holder of outstanding shares of Company Common Stock (except Dissenting Shares) will be entitled to receive certificates or Book Entries representing the number of whole shares of Parent Common Stock into which shares of Company Common Stock shall have been converted as provided in Section 1.2 hereof. Parent shall not be obligated to deliver certificates representing shares of Parent Common Stock, to which any holder of shares of Company Common Stock is entitled, until such holder surrenders the certificate(s), if any, representing such Company Common Stock. Upon surrender, each certificate evidencing Company Common Stock shall be canceled. If there is a transfer of Company Common Stock ownership that has not been registered in the transfer records of Company, a certificate representing the proper number of shares of Parent Common Stock may be issued to a Person other than the Person in whose name the certificate so surrendered is registered if: (x) upon presentation to the Secretary of Parent, such certificate, if any, shall be properly endorsed or otherwise be in proper form for transfer, (y) the Person requesting such transfer shall pay any transfer or other Taxes required by reason of the issuance of shares of or certificates, if any, representing shares of Parent Common Stock to a Person other than the registered holder of such shares or establish to the reasonable satisfaction of Parent that such Tax has been paid or is not applicable, and (z) the issuance of such shares of or certificates, if any, representing shares of Parent Common Stock shall not, in the sole discretion of Parent, violate the requirements of Section 4(2) of the Securities Act with respect to the private placement of Parent Common Stock that will result from the Merger.

(b) Any shares of Parent Common Stock issued in the Merger will not be transferable except (1) pursuant to an effective registration statement under the Securities Act or (2) upon receipt by Parent of a written opinion of counsel reasonably satisfactory in form and substance to Parent to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and relevant state securities laws. Restrictive legends will be placed on all certificates representing shares of Parent Common Stock issued in the Merger, substantially as follows:

NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”) OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION OR SIMILAR REQUIREMENTS OF THE SECURITIES LAWS.

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(c) Excluding any shares of Company Common Stock held in Book Entry, in the event any certificate for shares of Company Common Stock shall have been lost, stolen or destroyed, Parent shall issue in exchange for such lost, stolen or destroyed certificate, upon the making of a sworn affidavit of that fact by the holder thereof, one or more certificates representing such shares of Parent Common Stock as provided herein; provided, however, that Parent, in its discretion and as a condition precedent to the issuance of such certificates, may require the holder of the shares represented by such lost, stolen or destroyed certificate to deliver a bond in such sum as it may direct as indemnity against any claim that may be made against Parent or any other party with respect to the certificate alleged to have been lost, stolen or destroyed.

1.5 Dissenting Shares. Shares of Company Common Stock outstanding immediately prior to the Merger Time and held by a stockholder of Company who has not voted in favor of the Merger or consented thereto in writing and who has properly exercised and preserved appraisal rights with respect to such shares in accordance with Section 262 of the DGCL (the “Dissenting Shares”) will not be converted into or represent a right to receive shares of Parent Common Stock pursuant to Section 1.2 above, but the holders thereof shall be entitled only to such rights as are granted by Section 262 of the DGCL. Each holder of Dissenting Shares who becomes entitled to payment for such shares pursuant to Section 262 of the DGCL, will receive payment therefor from the Surviving Company in accordance with such laws; provided, however, that if any such holder of Dissenting Shares has effectively withdrawn such holder’s demand for appraisal of such shares or lost such holder’s right to appraisal and payment of such shares under Section 262 of the DGCL, such holder or holders (as the case may be) will forfeit the right to appraisal of such shares and each such share will thereupon be deemed to have been canceled, extinguished and converted, as of the Merger Time, into and represent the right to receive the shares of Parent Common Stock as provided in Section 1.2 above.

1.6 Directors and Officers of the Surviving Company. The directors of Company immediately prior to the Merger Time will become the sole directors of the Surviving Company. As of the Merger Time, the officers of Company immediately prior to the Merger Time will become the sole officers of the Surviving Company. Each such director and officer will hold such office until their respective successors are duly appointed or such Persons are removed from office in accordance with applicable law and the articles of incorporation and bylaws of the Surviving Company.

1.7 Tax Treatment. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code. Each of the parties hereto adopts this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations. Both prior to and after the Closing, each party’s books and records shall be maintained, and all federal, state and local income tax returns and schedules thereto shall be filed in a manner consistent with the Merger being qualified as a tax-free reorganization under Section 368(a) of the Code (and comparable provisions of any applicable state or local laws).

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ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF COMPANY

Company hereby represents and warrants to Parent as follows:

2.1 Organization and Good Standing. Company (a) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized and (b) has full corporate power and authority to own and lease its properties and assets and conduct its business. The copies of the certificate of incorporation and bylaws of Company that have been made available to Parent are correct and complete copies of such documents as in effect as of the Effective Date. Company is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the ownership and leasing of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing will not have a Material Adverse Effect on the ability of Company to consummate the transactions contemplated by this Agreement.

2.2 Authority and Authorization; Conflicts; Consents.

(a) Authority and Authorization. Company has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by Company and the consummation by Company of the transactions contemplated hereby have been duly authorized by Company’s Board of Directors and, except for approval of this Agreement and the Merger by the requisite approval of Company’s stockholders (the “Required Company Stockholder Approval”), no other corporate proceedings on the part of Company are necessary to authorize the execution and delivery of this Agreement and the consummation of the Merger and all other transactions contemplated hereby. This Agreement has been duly executed and delivered by Company and, assuming it is a valid and binding obligation of Parent and Merger Subsidiary, constitutes a valid and binding obligation of Company enforceable in accordance with its terms except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.

(b) Conflicts. Neither the execution or delivery by Company of this Agreement or by Company of any Ancillary Document nor consummation by Company of the transactions contemplated herein or therein does or will (with or without the passage of time or giving of notice): (1) constitute a breach of, violate, conflict with or give rise to or create any right or obligation under its articles of incorporation or bylaws; (2) violate any applicable law or order; or (3) constitute a breach or violation of or a default under, conflict with or give rise to or create any right of any Person other than Company to accelerate, increase, terminate, modify or cancel any right or obligation under, any contract to which Company is a party, except where such breach, violation, default, conflict or right described in clause (2) or (3) above will not have a Material Adverse Effect on the ability of Company to consummate the transactions contemplated herein.

(c) Consents. Except for (a) the Required Company Stockholder Approval, (b) approvals under applicable state securities laws and (c) the filing of the Certificate of Merger with the Secretary of State for the State of Delaware, no consent or approval by, notification to or filing with any Person is required in connection with the execution, delivery or performance by Company of this Agreement or any Ancillary Document or consummation of the transactions contemplated herein or therein by Company, except for any consent, approval, notice or filing, the absence of which will not have a Material Adverse Effect on the ability of Company to consummate the transactions contemplated herein.

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2.3 Capitalization.

(a) The authorized, issued and outstanding shares of capital stock of Company and all issued and outstanding options, warrants and convertible promissory notes to purchase or acquire capital stock of Company immediately prior to the Merger Time are set forth on Schedule 2.3(a). All issued and outstanding shares of Company Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have not been issued in violation of any preemptive rights, and are free from any restrictions on transfer (other than restrictions under the Securities Act or state securities laws) or any options, pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, “Liens”), except those restrictions and provisions applicable to the vesting of the Options, Warrants and Convertible Promissory Notes. Other than as described on Schedule 2.3(a), Company has no other equity securities or securities containing any equity features that are authorized, issued or outstanding. Except as set forth in Schedule 2.3(a), there are no agreements or other rights or arrangements existing which provide for the sale or issuance of capital stock by Company and there are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire from Company any shares of capital stock or other securities of Company of any kind. Except as set forth on Schedule 2.3(a), there are no agreements or other obligations (contingent or otherwise) which may require Company to repurchase or otherwise acquire any shares of its capital stock.

(b) Except as disclosed on Schedule 2.3(b), Company does not own, and is not party to any contract to acquire, any equity securities or other securities of any entity or any direct or indirect equity or ownership interest in any other entity. To Company’s Knowledge, there exist no voting trusts, proxies, or other contracts with respect to the voting of shares of capital stock of Company.

(c) Schedule 2.3(c) details those Persons to whom Company has granted registration rights, which rights will obligate Company and/or Parent to file a registration statement (or include certain shares in a registration statement filed with the SEC) covering the resale of shares of Parent Common Stock constituting Merger Consideration.

2.4 Litigation. There is no claim whether or not commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or other Proceeding pending or, to the Knowledge of Company, threatened against Company or to which Company is a party or that is reasonably expected to adversely affect Company and (b) Company is not subject to any order, in each case that will have a Material Adverse Effect on the ability of Company to consummate the transactions contemplated herein.

2.5 No Brokers or Finders. Company has no obligation or other liability to any broker, finder or similar intermediary in connection with the transactions contemplated herein that would cause any party to this Agreement to become liable for payment of any fee or expense with respect thereto.

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2.6 Tax Matters.

(a) For purposes of this Agreement, “Company Tax Returns” includes all Tax Returns of Company relating to any Taxes with respect to any income, properties or operations of Company or any of its Tax Affiliates. Except as disclosed on Schedule 2.6(a): (i) Company and each of its Tax Affiliates has timely filed (or has had timely filed on its behalf) all Company Tax Returns required to be filed or sent by it in respect of any Taxes or required to be filed or sent by it to any Tax Authority having jurisdiction; (ii) all such Company Tax Returns are complete and accurate in all material respects; (iii) Company and each of its Tax Affiliates has timely and properly paid (or has had paid on its behalf) all Taxes required to be paid by it; (iv) Company has established on the Company Balance Sheet, in accordance with GAAP, consistently applied, reserves that are adequate for the payment of any Taxes not yet due and payable; and (v) Company and each of its Tax Affiliates has complied with all applicable laws, rules and regulations relating to the collection or withholding of Taxes from third parties (including, without limitation, employees) and the payment thereof (including, without limitation, withholding of Taxes under Code Sections 1441 and 1442, or similar provisions under any foreign laws).

(b) There are no material Liens for Taxes upon any assets of Company or any of its Tax Affiliates, except statutory Liens for Taxes not yet due.

(c) No deficiency for any Taxes has been proposed, asserted or assessed against Company or any of its Tax Affiliates that has not been resolved and paid in full or is not being contested in good faith. No waiver, extension or comparable consent given by Company or any of its Tax Affiliates regarding the application of the statute of limitations with respect to any Taxes or Company Tax Returns is outstanding, nor is any request for any such waiver or consent pending. There has been no Tax audit or other Proceeding with regard to any Company Tax Returns or Taxes relating to Company or any of its Tax Affiliates, nor is any such Tax audit or other Proceeding pending, nor has there been any notice to Company by any Tax Authority regarding any such Tax audit or other Proceeding, or, to the Knowledge of Company, is any such Tax audit or other Proceeding threatened with regard to any Company Tax Returns or Taxes or relating to Company or any of its Tax Affiliates. Company does not expect the assessment of any additional Taxes of Company for any period prior to the date hereof and has no Knowledge of any unresolved questions, claims or disputes concerning the liability for Taxes relating to Company or any of its Tax Affiliates that would exceed the estimated reserves established on its books and records.

(d) Neither Company nor any of its Tax Affiliates is liable for Taxes of any other Person nor is currently under any contractual obligation to indemnify any Person with respect to Taxes, or a party to any Tax sharing agreement or any other agreement providing for payments by Company with respect to Taxes. Neither Company nor any of its Tax Affiliates has agreed and is not required, as a result of a change in method of accounting or otherwise, to include any adjustment under Code Section 481 (or any corresponding provision of state, local or foreign law) in Taxable income. Schedule 2.6(d) contains a list of all jurisdictions in which Company or any of its Tax Affiliates is required to file any Company Return and no claim has been made by a Tax Authority in a jurisdiction where Company or any of its Tax Affiliates does not currently file Company Tax Returns, that Company or any of its Tax Affiliates is or may be subject to Taxation by that jurisdiction. There are no advance rulings in respect of any Tax pending or issued by any Tax Authority with respect to any Taxes of or any of its Tax Affiliates. Neither Company nor any of its Tax Affiliates has entered into any gain recognition agreements under Code Section 367 and the Treasury Regulations promulgated thereunder. Neither Company nor any of its Tax Affiliates is liable with respect to any indebtedness the interest of which is not deductible for applicable federal, foreign, state or local income Tax purposes.

(e) Company has been neither a “distributing corporation” nor a “controlled corporation” (within the meaning of Code Section 355) in a distribution of stock qualifying for Tax-free treatment under Code Section 355.

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(f) Except as disclosed on Schedule 2.6(f), Company has not requested any extension of time within which to file any Company Return, which return has not since been filed.

(g) Neither Company nor any Tax Affiliate has, for the five (5) year period preceding the Closing, been a United States real property holding corporation within the meaning of Code Section 897(c)(2).

(h) There have been made available to Parent true and complete copies of all Company Tax Returns with respect to Taxes based on net income; and any other Company Tax Returns requested by Parent that may be relevant to Company or any of its Tax Affiliates or their respective business, assets or operations for any and all Taxable periods ending before the date hereof; and for any other Taxable years that remain subject to audit or investigation by any Tax Authority.

(i) Company and each of its Tax Affiliates is a corporation or association Taxable as a corporation for federal income Tax purposes.

(j) Neither Company nor any of its Tax Affiliates has made any election under Code Section 1362(a) to be an S corporation.

2.7 Contracts and Commitments.

(k)  Schedule 2.7 lists all material agreements, whether oral or written, to which Company is a party, which are currently in effect, and which relate to the operation of Company’s business. Company has performed all obligations required to be performed by it under the contracts or commitments required to be disclosed on Schedule 2.7 and is not in receipt of any claim of default under any contract or commitment required to be disclosed under such caption. Company has no present expectation or intention of not fully performing any material obligation pursuant to any contract or commitment required to be disclosed on Schedule 2.7; and Company has no Knowledge of any breach or anticipated breach by any other party to any contract or commitment required to be disclosed on such schedule.

2.8 Affiliate Transactions. Except as set forth in Schedule 2.8, and other than pursuant to this Agreement, no officer, director or employee of Company, or any member of the immediate family of any such officer, director or employee, or any entity in which any of such Persons owns any beneficial interest in Company (other than any publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than five percent of the stock of which is beneficially owned by any of such Persons) (collectively, the “Company Insiders”), has any agreement with Company (other than normal employment arrangements) or any interest in any property, real, personal or mixed, tangible or intangible, used in or pertaining to the business of Company (other than ownership of capital stock of Company). Except as set forth on Schedule 2.8, Company is not indebted to any Company Insider (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary business expenses) and no Company Insider is indebted to Company (except for cash advances for ordinary business expenses). Except as set forth on Schedule 2.8, none of the Company Insiders has any direct or indirect interest in any competitor, supplier or customer of Company or in any Person from whom or to whom Company leases any property, or in any other Person with whom Company transacts business of any nature. The officers, directors and employees of Company have not, by virtue of their employment with or service to Company, usurped any corporate opportunities of any third party to which such officer, director and employee has, or could reasonably be considered to have, a fiduciary duty under any applicable laws. For purposes of this Section 2.8 the members of the immediate family of an officer, director or employee shall consist of the spouse, parents, children and siblings of such officer, director or employee.

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2.9 Compliance with Laws; Permits.

(a) Except for any noncompliance that would not reasonably be expected to have a Material Adverse Effect on Company, Company and its officers, directors, agents and employees have complied with all applicable laws, Environmental Laws, regulations and other requirements, including, but not limited to, federal, state, local and foreign laws, ordinances, rules, regulations and other requirements pertaining to equal employment opportunity, employee retirement, affirmative action and other hiring practices, occupational safety and health, workers’ compensation, unemployment and building and zoning codes, and no claims have been filed against Company, and Company has not received any written notice, alleging a violation of any such laws, Environmental Laws, regulations or other requirements. Company is not relying on any exemption from or deferral of any such applicable law, Environmental Laws, regulation or other requirement that would not be available to Parent after it acquires the properties, assets and business of Company.

(b) Except as set forth on Schedule 2.9(b), Company has no licenses, permits, Environmental Permits or certificates, from federal, state, local and foreign authorities (including, without limitation, federal and state agencies regulating occupational health and safety) necessary to permit it to conduct its business and own and operate its properties.

2.10 Financial Statements. Company has made available to Parent audited consolidated balance sheets of Company at December 31, 2013 and 2014, and the related audited consolidated statements of operations, stockholders’ equity and cash flows of Company for the two annual periods then ended, as well as an unaudited consolidated balance sheet of Company as of March 31, 2015, and the related unaudited consolidated statements of operations, stockholders’ equity and cash flows of Company for the three-month period then ended (together, the “Company Financial Statements”). The Company Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and fairly present the financial position of Company as of the respective dates thereof and the results of its operations and cash flows and stockholder equity for the periods indicated.

2.11 No Undisclosed Liabilities. Except as reflected in the balance sheet of Company at March 31, 2015 (the “Latest Company Balance Sheet”), Company has no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) except (i) liabilities which have arisen after the date of the Latest Company Balance Sheet in the ordinary course of business, none of which is a material uninsured liability for breach of contract, breach of warranty, tort, infringement, claim or lawsuit, or (ii) as otherwise set forth on Schedule 2.11.

2.12 Books and Records. The books of account, minute books, stock record books, and other similar records of Company, complete copies of which have been made available to Parent, have been properly kept and contain no inaccuracies except for inaccuracies that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company.

2.13 Real Property. Schedule 2.13 lists all real property leased by Company. Company does not own any real property. Company has good and valid title to all of its leaseholds and other interests free and clear of all Liens, except for such Liens which do not detract from the value or interfere with the present use of the property subject thereto or affected thereby. The real property to which such leaseholds and other interests pertain constitutes all of the real property used in Company’s business.

2.14 Insurance. The insurance policies obtained and maintained by Company that are material to Company are in full force and effect, all premiums due and payable thereon have been paid (other than retroactive or retrospective premium adjustments that Company is not currently required, but may in the future be required, to pay with respect to any period ending prior to the Effective Date), and Company has received no written notice of cancellation or termination with respect to any such policy that has not been replaced on substantially similar terms prior to the date of such cancellation.

2.15 Absence of Certain Developments. Except as disclosed in the Company Financial Statements or as otherwise contemplated by this Agreement, since December 31, 2014, Company has owned and operated its assets, properties and businesses consistent with past practice. Without limiting the generality of the foregoing, except as listed in Schedule 2.15, since December 31, 2014, Company has not:

(a) experienced any change that has had or could reasonably be expected to have a Material Adverse Effect on Company; or

(b) suffered (i) any loss, damage, destruction or other property or casualty (whether or not covered by insurance) or (ii) any loss of officers, employees, dealers, distributors, independent contractors, customers or suppliers, which had or may reasonably be expected to result in a Material Adverse Effect on Company.

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2.16 Employee Benefit Plans.

(a) Company does not have, and has never had, any employee benefit plan (within the meaning of Section 3(3) of ERISA), or any other plan, arrangement, program or payroll practice providing compensation, benefits or perquisites to any class of employees, former employees or directors of Company other than the Agreements relating to the Options, the Warrants and the Convertible Promissory Notes.

(b) Company does not have, and has never had, any agreement, plan or other arrangement for the benefit of any independent contractor serving Company that is or was treated as a nonqualified deferred compensation plan under Code Section 409A.

(c) The consummation of the transactions contemplated by this Agreement will not (i) cause any employee, former employee, director or independent contractor to become entitled to any severance pay, unemployment compensation or other payment; (ii) accelerate the time of payment or vesting of any benefit payable to any such Person or (iii) increase the amount of compensation or benefits due to any such Person.

2.17 Employees.

(a) Schedule 2.17(a) lists, as of the Effective Date, the name, position, base compensation and, for calendar year 2015, total compensation for each employee of Company.

(b) Except as otherwise set forth in Schedule 2.17(b), or as contemplated by this Agreement, to the Knowledge of Company, (i) neither any executive employee of Company nor any group of the employees of Company has any plans to terminate his, her or its employment; (ii) Company has no material labor relations problem pending and its labor relations are satisfactory; (iii) there are no workers’ compensation claims pending against Company nor is Company aware of any facts that would give rise to such a claim; (iv) no employee of Company is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of Company; and (v) no employee or former employee of Company has any claim with respect to any intellectual property rights of Company.

2.18 Proprietary Information and Inventions. Set forth on Schedule 2.18 is a complete and accurate list of all current Company employees, consultants, contractors or other Persons that are subject to a non-disclosure agreement or an alternative employment agreement with Company containing comparable non-disclosure provisions.

2.19 Intellectual Property. Set forth on Schedule 2.19 is a complete and accurate list of all Intellectual Property owned or licensed by Company, and accurately identifies all Persons from which or to which Company licenses all such listed Intellectual Property. For purposes of this Agreement, the term “Intellectual Property” means: (a) patents (including any registrations, continuations, continuations in part, renewals and any applications for any of the foregoing); (b) registered and unregistered copyrights and copyright applications; and (c) registered and unregistered trademarks, service marks, trade names, slogans, logos, designs and general intangibles of the like nature, together with all registrations and applications therefor.

2.20 Tax-Free Reorganization. Company has not taken or agreed to take any action that would prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code.

2.21 Full Disclosure. The representations and warranties of Company contained in this Agreement (and in any schedule, exhibit, certificate or other instrument to be delivered under this Agreement) do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which such statements were made, not misleading. There is no fact of which Company has Knowledge that has not been disclosed to Parent pursuant to this Agreement, including the schedules hereto, all taken together as a whole, which has had or would reasonably be expected to have a Material Adverse Effect on Company or materially adversely affect the ability of Company to consummate in a timely manner the transactions contemplated hereby.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY

Parent and Merger Subsidiary hereby jointly and severally represent and warrant to Company as follows:

3.1 Organization and Good Standing. Each of Parent and Merger Subsidiary (a) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized and (b) has full corporate power and authority to own and lease its properties and assets and conduct its business. The copies of the articles of incorporation and bylaws of each of Parent and Merger Subsidiary that have been made available to Company are correct and complete copies of such documents as in effect as of the Effective Date. Parent is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the ownership and leasing of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing will not have a Material Adverse Effect on the ability of Parent to consummate the transactions contemplated by this Agreement. Parent has no subsidiaries other than Merger Subsidiary and Parent Subsidiary.

3.2 Authority and Authorization; Conflicts; Consents.

(a) Authority and Authorization. The execution, delivery and performance of this Agreement and each Ancillary Document of Parent and Merger Subsidiary have been duly authorized and approved by all necessary corporate action with respect to Parent and Merger Subsidiary, and each such authorization and approval remains in full force and effect. This Agreement has been duly executed and delivered by Parent and Merger Subsidiary and, assuming it is a valid and binding obligation of Company and constitutes a valid and binding obligation of Parent and Merger Subsidiary enforceable in accordance with its terms except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.

(b) Conflicts. Neither the execution or delivery by Parent and Merger Subsidiary of this Agreement or any Ancillary Document nor consummation by Parent and Merger Subsidiary of the transactions contemplated herein or therein does or will (with or without the passage of time or giving of notice): (1) constitute a breach of, violate, conflict with or give rise to or create any right or obligation under its articles of incorporation or bylaws; (2) violate any applicable law or order; or (3) constitute a breach or violation of or a default under, conflict with or give rise to or create any right of any Person other than Parent to accelerate, increase, terminate, modify or cancel any right or obligation under, any contract to which Parent or Merger Subsidiary is a party, except where such breach, violation, default, conflict or right described in clause (2) or (3) above will not have a Material Adverse Effect on the ability of Parent and Merger Subsidiary to consummate the transactions contemplated herein.

(c) Consents. Except for (a) approvals under applicable state securities laws and (b) the filing of the Certificate of Merger with the Secretary of State for the State of Delaware, no consent or approval by, notification to or filing with any Person is required in connection with the execution, delivery or performance by Parent or Merger Subsidiary of this Agreement or any Ancillary Document or Parent or Merger Subsidiary’s consummation of the transactions contemplated herein or therein, except for any consent, approval, notice or filing, the absence of which will not have a Material Adverse Effect on the ability of Parent or Merger Subsidiary to consummate the transactions contemplated herein.

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3.3 Capitalization.

(a) The authorized, issued and outstanding shares of capital stock of Parent as of the date hereof are correctly set forth on Schedule 3.3(a). The issued and outstanding shares of capital stock of Parent have been duly authorized and validly issued, are fully paid and nonassessable, and have not been issued in violation of any preemptive rights. Other than as described on Schedule 3.3(a), Parent has no other equity securities or securities containing any equity features that are authorized, issued or outstanding. There are no agreements or other rights or arrangements existing which provide for the sale or issuance of capital stock by Parent and there are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire from Parent any shares of capital stock or other securities of Parent of any kind. There are no agreements or other obligations (contingent or otherwise) which may require Parent to repurchase or otherwise acquire any shares of its capital stock. Other than as described on Schedule 3.3(a), there are not currently any outstanding capital stock, options, warrants or other rights to acquire any shares of Parent capital stock.

(b) There are no registration rights and, to Parent’s Knowledge, there exist no voting trusts, proxies, or other contracts with respect to the voting of shares of capital stock of Parent.

(c) The authorized capital stock of Merger Subsidiary consists of One Hundred (100) shares of common stock, par value $0.001 per share, all of which are issued and outstanding and held of record by Parent as of the date hereof. The issued and outstanding shares of capital stock of Merger Subsidiary are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive rights. Except as disclosed on Schedule 3.3(c), there are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments obligating Merger Subsidiary to issue, sell, purchase or redeem any shares of its capital stock or securities or obligations of any kind convertible into or exchangeable for any shares of its capital stock

(d) The shares of Parent Common Stock representing the Merger Consideration will be, when issued in accordance with the terms of this Agreement, duly authorized, validly issued, fully paid and nonassessable.

3.4 Litigation. There is no claim whether or not commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or other Proceeding pending or, to the Knowledge of Parent, threatened against Parent or to which Parent is a party or that is reasonably expected to adversely affect Parent and (b) Parent is not subject to any order, in each case that will have a Material Adverse Effect on the ability of Parent to consummate the transactions contemplated herein.

3.5 No Brokers or Finders. Neither Parent nor Merger Subsidiary has any obligation or other liability to any broker, finder or similar intermediary in connection with the transactions contemplated herein that would cause any party to this Agreement to become liable for payment of any fee or expense with respect thereto.

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3.6 Tax Matters.

(a) For purposes of this Agreement, “Parent Tax Returns” includes all Tax Returns of Parent relating to any Taxes with respect to any income, properties or operations of Parent or any of its Tax Affiliates. Except as disclosed on Schedule 3.6(a): (i) Parent and each of its Tax Affiliates has timely filed (or has had timely filed on its behalf) all Parent Tax Returns required to be filed or sent by it in respect of any Taxes or required to be filed or sent by it to any Tax Authority having jurisdiction; (ii) all such Parent Tax Returns are complete and accurate in all material respects; (iii) Parent and each of its Tax Affiliates has timely and properly paid (or has had paid on its behalf) all Taxes required to be paid by it; (iv) Parent has established on the Parent Balance Sheet, in accordance with GAAP, consistently applied, reserves that are adequate for the payment of any Taxes not yet due and payable; and (v) Parent and each of its Tax Affiliates has complied with all applicable laws, rules and regulations relating to the collection or withholding of Taxes from third parties (including, without limitation, employees) and the payment thereof (including, without limitation, withholding of Taxes under Code Sections 1441 and 1442, or similar provisions under any foreign laws).

(b) There are no material Liens for Taxes upon any assets of Parent or any of its Tax Affiliates, except statutory Liens for Taxes not yet due.

(c) No deficiency for any Taxes has been proposed, asserted or assessed against Parent or any of its Tax Affiliates that has not been resolved and paid in full or is not being contested in good faith. Except as disclosed in Schedule 3.6(c), no waiver, extension or comparable consent given by Parent or any of its Tax Affiliates regarding the application of the statute of limitations with respect to any Taxes or Parent Tax Returns is outstanding, nor is any request for any such waiver or consent pending. Except as disclosed in Schedule 3.6(c), there has been no Tax audit or other Proceeding with regard to any Parent Tax Returns or Taxes relating to Parent or any of its Tax Affiliates, nor is any such Tax audit or other Proceeding pending, nor has there been any notice to Parent by any Tax Authority regarding any such Tax audit or other Proceeding, or, to the Knowledge of Parent, is any such Tax audit or other Proceeding threatened with regard to any Parent Tax Returns or Taxes or relating to Parent or any of its Tax Affiliates. Parent does not expect the assessment of any additional Taxes of Parent for any period prior to the date hereof and has no Knowledge of any unresolved questions, claims or disputes concerning the liability for Taxes relating to Parent or any of its Tax Affiliates that would exceed the estimated reserves established on its books and records.

(d) Neither Parent nor any of its Tax Affiliates is a party to any agreement, contract or arrangement that would result, separately or in the aggregate, in the payment of any “excess parachute payments” within the meaning of Code Section 280G; and the consummation of the transactions contemplated by this Agreement will not be a factor causing payments to be made by Parent or any of its Tax Affiliates not to be deductible (in whole or in part) under Code Section 280G. Except as set forth on Schedule 3.6(d), neither Parent nor any of its Tax Affiliates is liable for Taxes of any other Person nor is currently under any contractual obligation to indemnify any Person with respect to Taxes, or a party to any Tax sharing agreement or any other agreement providing for payments by Parent with respect to Taxes. Except as set forth on Schedule 3.6(d), neither Parent nor any of its Tax Affiliates is a party to any joint venture, partnership or other arrangement or contract that could be treated as a partnership for federal income Tax purposes. Neither Parent nor any of its Tax Affiliates has agreed and is not required, as a result of a change in method of accounting or otherwise, to include any adjustment under Code Section 481 (or any corresponding provision of state, local or foreign law) in Taxable income. Schedule 3.6(d) contains a list of all jurisdictions in which Parent or any of its Tax Affiliates is required to file any Parent Return and no claim has been made by a Tax Authority in a jurisdiction where Parent or any of its Tax Affiliates does not currently file Parent Tax Returns, that Parent or any of its Tax Affiliates is or may be subject to Taxation by that jurisdiction. There are no advance rulings in respect of any Tax pending or issued by any Tax Authority with respect to any Taxes of or any of its Tax Affiliates. Neither Parent nor any of its Tax Affiliates has entered into any gain recognition agreements under Code Section 367 and the Treasury Regulations promulgated thereunder. Neither Parent nor any of its Tax Affiliates is liable with respect to any indebtedness the interest of which is not deductible for applicable federal, foreign, state or local income Tax purposes.

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(e) Parent has been neither a “distributing corporation” nor a “controlled corporation” (within the meaning of Code Section 355) in a distribution of stock qualifying for Tax-free treatment under Code Section 355.

(f) Except as set forth on Schedule 3.6(f), Parent has not requested any extension of time within which to file any Parent Return, which return has not since been filed.

(g) Neither Parent nor any Tax Affiliate has, for the five (5) year period preceding the Closing, been a United States real property holding corporation within the meaning of Code Section 897(c)(2).

(h) There have been delivered to Company true and complete copies of Parent Tax Returns with respect to Taxes based on net income for the 2012, 2013, and 2014 tax years; and any other Parent Tax Returns requested by Company that may be relevant to Parent or any of its Tax Affiliates or their respective business, assets or operations for any and all Taxable periods ending before the date hereof; and for any other Taxable years that remain subject to audit or investigation by any Tax Authority.

(i) Except as disclosed on Schedule 3.6(i), Parent and each of its Tax Affiliates is, and at all times has been, a corporation or association Taxable as a corporation for federal income Tax purposes.

(j) Neither Parent nor any of its Tax Affiliates has made any election under Code Section 1362(a) to be an S corporation.

3.7 Contracts and Commitments.

(a) Except as set forth on Schedule 3.7(a), all material agreements of Parent have been filed as an exhibit to the Parent SEC Filings (such material contracts and any contracts described on Schedule 3.7(a), the “Parent Contracts”).

(b) To Parent’s Knowledge, Parent has performed, in all material respects, the obligations required to be performed by it in connection with the Parent Contracts and is not in receipt of any claim of default under any Parent Contract; Parent has no present expectation or intention of not fully performing any material obligation pursuant to any Parent Contract; and Parent has no Knowledge of any breach or anticipated breach by any other party to any Parent Contract. Schedule 3.7(b) lists the liabilities and obligations of Parent as of the Closing.

3.8 Affiliate Transactions. Except as disclosed in the Parent SEC Filings, and other than pursuant to this Agreement, no officer, director or employee of Parent, or any member of the immediate family of any such officer, director or employee, or any entity in which any of such Persons owns any beneficial interest (other than any publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than one percent of the stock of which is beneficially owned by any of such Persons) (collectively, the “Parent Insiders”), has any agreement with Parent (other than normal employment arrangements) or any interest in any property, real, personal or mixed, tangible or intangible, used in or pertaining to the business of Parent (other than ownership of capital stock of Parent). Parent is not indebted to any Parent Insider (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary business expenses) and no Parent Insider is indebted to Parent except for cash advances for ordinary business expenses). None of the Parent Insiders has any direct or indirect interest in any competitor, supplier or customer of Parent or in any Person from whom or to whom Parent leases any property, or in any other Person with whom Parent transacts business of any nature. For purposes of this Section 3.8, the members of the immediate family of an officer, director or employee shall consist of the spouse, parents, children and siblings of such officer, director or employee.

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3.9 Compliance with Laws; Permits.

(a) Except for any noncompliance that would not reasonably be expected to have a Material Adverse Effect on Parent, Parent and its officers, directors, agents and employees have complied with all applicable laws, Environmental Laws, regulations and other requirements, including, but not limited to, federal, state, local and foreign laws, ordinances, rules, regulations and other requirements pertaining to equal employment opportunity, employee retirement, affirmative action and other hiring practices, occupational safety and health, workers’ compensation, unemployment and building and zoning codes, and no claims have been filed against Parent, and Parent has not received any written notice, alleging a violation of any such laws, Environmental Laws, regulations or other requirements.

(b) Parent has no licenses, permits, Environmental Permits or certificates from federal, state, local and foreign authorities (including, without limitation, federal and state agencies regulating occupational health and safety) and no such items are necessary to permit it to conduct its business and own and operate its properties.

3.10 Exchange Act Reports.

(a) The Parent Common Stock has been registered under Section 12 of the Exchange Act and Parent is subject to the periodic reporting requirements of Section 13 of the Exchange Act.

(b) Except as set forth on Schedule 3.10(b), Parent has timely filed all forms, reports and documents required to be filed with the SEC by applicable law since the date it first became subject to the periodic reporting requirements of Sections13(a), 14(a), 14(c) and 15(d) of the Exchange Act. All such required forms, reports and documents (including the financial statements, exhibits and schedules thereto and those documents that Parent may file subsequent to the date hereof) are collectively referred to herein as the “Parent SEC Filings.” As of their respective dates, the Parent SEC Filings (i) were prepared in accordance with the requirements of the Securities Act or Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Filings, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the Effective Date, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Each of the financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Filings, as of their respective dates, (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act) and (iii) fairly presented the financial position of Parent at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not, or are not expected to be, material in amount. The balance sheet of Parent as of December 31, 2014 is hereinafter referred to as the “Parent Balance Sheet.” Except for those liabilities disclosed on Schedule 3.10(c) (the “Permitted Liabilities”), as of the Merger Time Parent will not have any liabilities of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP.

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3.11 No Undisclosed Liabilities. Except as reflected in the unaudited balance sheet of Parent at March 31, 2015 included in Parent’s quarterly report on Form 10-Q for such period (the “Latest Parent Balance Sheet”), Parent has no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) except (i) liabilities which have arisen after the date of the Latest Parent Balance Sheet in the ordinary course of business, none of which is a material uninsured liability for breach of contract, breach of warranty, tort, infringement, claim or lawsuit, or (ii) as otherwise set forth on Schedule 3.11.

3.12 Books and Records. The books of account, minute books, stock record books, and other similar records of Parent, complete copies of which have been made available to Company, have been properly kept and contain no inaccuracies except for inaccuracies that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

3.13 Real Property. Schedule 3.13 lists all real property leased by Parent. Parent does not own any real property. Parent has good and valid title to all of its leaseholds and other interests free and clear of all Liens, except for such Liens which do not detract from the value or interfere with the present use of the property subject thereto or affected thereby. The real property to which such leaseholds and other interests pertain constitutes all of the real property used in Parent’s business.

3.14 Insurance. The insurance policies obtained and maintained by Parent that are material to Parent are in full force and effect, all premiums due and payable thereon have been paid (other than retroactive or retrospective premium adjustments that Parent is not currently required, but may in the future be required, to pay with respect to any period ending prior to the Effective Date), and Parent has received no written notice of cancellation or termination with respect to any such policy that has not been replaced on substantially similar terms prior to the date of such cancellation.

3.15 Environmental Matters.

(a) To its Knowledge, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on Parent, (i) Parent has not transported, handled, treated, stored, used, manufactured, distributed, disposed of, released or exposed its employees or others to any Hazardous Materials in violation of any applicable law, and (ii) Parent has not engaged in any Hazardous Materials Activities in violation of any applicable law, rule, regulation, treaty or statute promulgated by any Governmental Authority in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

(b) There is no Environmental Claim pending or, to the Knowledge of Parent, threatened as of the Effective Date against Parent that will have a Material Adverse Effect on Parent or will have a Material Adverse Effect on the ability of Parent to consummate the transactions contemplated herein.

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(c) Parent has complied and is in compliance, in each case in all material respects, with all applicable laws, rules, regulations, treaties and statutes promulgated by any Governmental Authority in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

3.16 Absence of Certain Developments. Except as set forth on Schedule 3.16 or as disclosed in the Parent SEC Filings or as otherwise contemplated by this Agreement, since the Latest Parent Balance Sheet, Parent conducted its business only in the ordinary course consistent with past practice and there has not occurred:

(a) any event having a Material Adverse Effect on Parent or Merger Subsidiary;

(b) any event that would reasonably be expected to prevent or materially delay the performance of Parent’s obligations pursuant to this Agreement;

(c) any material change by Parent in its accounting methods, principles or practices;

(d) any declaration, setting aside or payment of any dividend or distribution in respect of the shares of capital stock of Parent or Merger Subsidiary or any redemption, purchase or other acquisition of any of Parent’s or Merger Subsidiary’s securities;

(e) any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred-compensation, pension, retirement, profit-sharing, stock-option, stock-purchase or other employee-benefit plan of Parent or Merger Subsidiary (including without limitation the granting of stock options, stock-appreciation rights, performance awards or restricted stock awards), or any other increase in the compensation payable or to become payable to any employees, officers, consultants or directors of Parent or Merger Subsidiary;

(f) any issuance, grants or sale of any stock, options, warrants, notes, bonds or other securities, or entry into any agreement with respect thereto by Parent or Merger Subsidiary;

(g) any amendment to the Articles of Incorporation or bylaws of Parent or the Certificate of Incorporation or bylaws, if any, of Merger Subsidiary;

(h) other than in the ordinary course of business consistent with past practice, any (1) capital expenditures by Parent or Merger Subsidiary, (2) purchase, sale, assignment or transfer of any material assets by Parent or Merger Subsidiary, (3) mortgage, pledge or existence of any lien, encumbrance or charge on any material assets or properties, tangible or intangible of Parent or Merger Subsidiary, except for liens for taxes not yet due and such other liens, encumbrances or charges which do not, individually or in the aggregate, have a Material Adverse Effect on Parent, or (4) cancellation, compromise, release or waiver by Parent or Merger Subsidiary of any rights of material value or any material debts or claims;

(i) any incurrence by Parent or Merger Subsidiary of any material liability (absolute or contingent), except for current liabilities and obligations incurred in the ordinary course of business consistent with past practice;

(j) damage, destruction or similar loss, whether or not covered by insurance, materially affecting the business or properties of Parent;

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(k) entry by Parent or Merger Subsidiary into any agreement, contract, lease or license other than in the ordinary course of business consistent with past practice;

(l) any acceleration, termination, modification or cancellation of any agreement, contract, lease or license to which Parent or Merger Subsidiary is a party or by which any of them is bound;

(m) entry by Parent or Merger Subsidiary into any loan or other transaction with any officers, directors or employees of Parent or Merger Subsidiary;

(n) any charitable or other capital contribution by Parent or Merger Subsidiary or pledge therefor;

(o) entry by Parent or Merger Subsidiary into any transaction of a material nature other than in the ordinary course of business consistent with past practice; or

(p) any negotiation or agreement by the Parent or Merger Subsidiary to do any of the things described in the preceding clauses (a) through (o).

3.17 Employee Benefit Plans.

(a) Parent has no “employee-benefit plans” within the meaning of ERISA Section 3(3), and Parent has no bonus, stock-option, stock-purchase, stock-appreciation right, incentive, deferred-compensation, supplemental-retirement, severance, or fringe-benefit plans, programs, policies or arrangements. Parent does not have, and has never had, any agreement, plan or other arrangement for the benefit of any independent contractor serving Parent that is or was treated as a nonqualified deferred compensation plan under Code Section 409A. No current or former director, officer, employee or independent contractor of Parent will become entitled to retirement, severance, unemployment compensation or similar benefits or to enhanced or accelerated benefits (including any acceleration of vesting or lapsing of restrictions with respect to equity-based awards and increases in the amount of compensation or benefits due to any such Person) under any contract, commitment or arrangement as a result of consummation of the transactions contemplated by this Agreement.

3.18 Employees.

(a) Schedule 3.18(a) lists, as of the Effective Date, the name, position, base compensation and, for calendar year 2015, total compensation for each employee of Company.

(b) Except as otherwise set forth in Schedule 3.18(b), or as contemplated by this Agreement, to the Knowledge of Parent, (i) neither any executive employee of Parent nor any group of the employees of Parent has any plans to terminate his, her or its employment; (ii) Parent has no material labor relations problem pending and its labor relations are satisfactory; (iii) there are no workers’ compensation claims pending against Parent nor is Parent aware of any facts that would give rise to such a claim; (iv) no employee of Parent is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of Parent; and (v) no employee or former employee of Parent has any claim with respect to any intellectual property rights of Parent.

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3.19 Proprietary Information and Inventions. Set forth on Schedule 3.19 is a complete and accurate list of all current Parent employees, consultants, contractors or other Persons that are subject to a non-disclosure agreement or an alternative employment agreement with Parent containing comparable non-disclosure provisions.

3.20 Intellectual Property. Set forth on Schedule 3.20 is a complete and accurate list of all Intellectual Property (as defined in Section 2.20) owned or licensed by Parent, and accurately identifies all Persons from which or to which Parent licenses all such listed Intellectual Property.

3.21 Tax-Free Reorganization. Neither Parent nor, to Parent’s Knowledge, any of its Affiliates has taken or agreed to take any action that would prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code.

3.22 Full Disclosure. The representations and warranties of each of Parent and Merger Subsidiary contained in this Agreement (and in any schedule, exhibit, certificate or other instrument to be delivered under this Agreement) do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which such statements were made, not misleading. There is no fact of which Parent or Merger Subsidiary has Knowledge that has not been disclosed to Company in the Parent SEC Filings or pursuant to this Agreement, including the schedules hereto, all taken together as a whole, which has had or would reasonably be expected to have a Material Adverse Effect on Parent or Merger Subsidiary, or materially adversely affect the ability of Parent or Merger Subsidiary to consummate in a timely manner the transactions contemplated hereby.

3.23 Validity of Parent Common Stock. The shares of Parent Common Stock to be issued to holders of Company Common Stock pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and non-assessable.

3.24 Private Placement. Parent has taken all necessary action on its part such that the issuance of the Merger Consideration to Company security holders constitutes a valid “private placement” that is exempt from the registration requirements of the Securities Act and applicable state securities laws.

3.25 Trading Matters. At the date hereof (i) the Parent Common Stock is eligible for quotation on the over-the-counter market, (ii) Parent has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the SEC and FINRA, (iii) Parent has not taken, and shall not have taken, any action that would preclude, or otherwise jeopardize, the eligibility of the Parent Common Stock for quotation on the over-the-counter markets and (iv) Parent does not have any reasonable basis to believe that the Parent Common Stock is the subject of delisting or suspension of quotation or eligibility for quotation on the over-the-counter markets (or hearings or any similar process related thereto).

3.26 Shell Company Status. At the date hereof and prior to the Closing, Parent is not a “shell company” as such term is defined in Section 12b-2 of the Exchange Act.

3.27 Prepaid Assets. Schedule 3.27 hereof lists all prepaid assets of Parent as of the Closing Date.

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ARTICLE 4

CONDUCT OF BUSINESS PENDING THE MERGER

4.1 Conduct of Business by Parent. From the Effective Date through the Merger Time, unless Company shall otherwise agree in writing or as otherwise expressly contemplated or permitted by other provisions of this Agreements, including but not limited to this Section 4.2, Parent shall not, directly or indirectly, (a) amend its Certificate of Incorporation or bylaws, (b) split, combine or reclassify any outstanding shares of capital stock of Parent, (c) declare, set aside, make or pay any dividend or distribution in cash, stock, property or otherwise with respect to the capital stock of Parent, (d) default in its obligations under any material debt, contract or commitment which default results in the acceleration of obligations due thereunder, except for such defaults arising out of Parent’s entry into this Agreement for which consents, waivers or modifications are required to be obtained in accordance with Section 3.2(c), (e) conduct its business other than in the ordinary course on an arms-length basis and in accordance in all material respects with all applicable laws, rules and regulations and Parent’s past custom and practice, except as set forth on Schedule 4.1, (f) issue or sell any additional shares of, or options, warrants, conversions, privileges or rights of any kind to acquire any shares of, any of its capital stock, (g) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof, or (h) make or change any material tax elections, settle or compromise any material tax liability or file any amended tax return.

4.2 Conduct of Business by Company. From the Effective Date through the Merger Time, unless Parent shall otherwise agree in writing or as otherwise expressly contemplated or permitted by other provisions of this Agreement, including but not limited to this Section 4.2, Company shall not, directly or indirectly, (a) amend its Articles of Incorporation or bylaws, (b) split, combine or reclassify any outstanding shares of capital stock of Company, (c) declare, set aside, make or pay any dividend or distribution in cash, stock, property or otherwise with respect to the capital stock of Company, (d) default in its obligations under any material debt, contract or commitment which default results in the acceleration of obligations due thereunder, except for such defaults arising out of Company’s entry into this Agreement for which consents, waivers or modifications are required to be obtained in accordance with Schedule 2.2(c), (e) conduct its business other than in the ordinary course on an arms-length basis and in accordance in all material respects with all applicable laws, rules and regulations and Company’s past custom and practice, except as set forth on Schedule 4.2, (f) issue or sell any additional shares of, or options, warrants, conversions, privileges or rights of any kind to acquire any shares of, any of its capital stock, except issuances or sales made in the Private Placement or in connection with exercise or conversion into equity of Company debt securities outstanding on the date of this Agreement, (g) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof, or (h) make or change any material tax elections, settle or compromise any material tax liability or file any amended tax return.

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ARTICLE 5

ADDITIONAL COVENANTS AND AGREEMENT

5.1 Governmental Filings. Each party will use all reasonable efforts and will cooperate with the other party in the preparation and filing, as soon as practicable, of all filings, applications or other documents required under applicable laws, including, but not limited to, the Exchange Act, to consummate the transactions contemplated by this Agreement. Prior to submitting each filing, application, registration statement or other document with the applicable regulatory authority, each party will, to the extent practicable, provide the other party with an opportunity to review and comment on each such filing, application, registration statement or other document to the extent permitted by applicable law. Each party will use all reasonable efforts and will cooperate with the other party in taking any other actions necessary to obtain such regulatory or other approvals and consents at the earliest practicable time, including participating in any required hearings or Proceedings. Subject to the terms and conditions herein provided, each party will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law and regulations to consummate and make effective as promptly as practicable the Merger and the other transactions contemplated by this Agreement.

5.2 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

5.3 Due Diligence; Access to Information; Confidentiality.

(a) Between the Effective Date and the Merger Time, Company and Parent shall afford to the other party and their authorized representatives the opportunity to conduct and complete a due diligence investigation of the other party as described herein. Each party shall permit the other party full access on reasonable notice and at reasonable hours to its properties and shall disclose and make available (together with the right to copy) to the other party and its officers, employees, attorneys, accountants and other representatives, all books, papers and records relating to the assets, stock, properties, operations, obligations and liabilities of such party and its subsidiaries, including without limitation all books of account (including without limitation the general ledger), tax records, minute books of directors’ and stockholders’ meetings, organizational documents, bylaws, contracts and agreements, filings with any regulatory authority, accountants’ work papers, litigation files (including without limitation legal research memoranda), attorney’s audit response letters, documents relating to assets and title thereto (including without limitation abstracts, title insurance policies, surveys, environmental reports, opinions of title and other information relating to the real and personal property), plans affecting employees, securities-transfer records and security holder lists, and any books, papers and records relating to other assets or business activities in which such party may have a reasonable interest, and otherwise provide such assistance as is reasonably requested in order that each party may have a full opportunity to make such investigation and evaluation as it shall reasonably desire to make of the business and affairs of the other party; provided, however, that the foregoing rights granted to each party shall, whether or not and regardless of the extent to which the same are exercised, in no way affect the nature or scope of the representations, warranties and covenants of the respective party set forth herein. In addition, each party and its officers and directors shall cooperate fully (including providing introductions, where necessary) with such other party to enable the party to contact third parties, including customers, prospective customers, specified agencies or others as the party deems reasonably necessary to complete its due diligence; provided further,that such party agrees not to initiate such contacts without the prior approval of the other party, which approval will not be unreasonably withheld.

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(b) Prior to Closing and if, for any reason, the transactions contemplated by this Agreement are not consummated, neither Parent nor Company nor any of their officers, employees, attorneys, accountants and other representatives shall disclose to third parties or otherwise use any confidential information received from the other party in the course of investigating, negotiating, and performing the transactions contemplated by this Agreement; provided, however, that nothing shall be deemed to be confidential information which:

(i) is known to the party receiving the information at the time of disclosure, unless any individual who knows the information is under an obligation to keep that information confidential;

(ii) becomes publicly known or available without the disclosure thereof by the party receiving the information in violation of this Agreement; or

(iii) is received by the party receiving the information from a third party not under an obligation to keep that information confidential.

This provision shall not prohibit the disclosure of information required to be made under federal or state securities laws, rules and regulations or by order of any federal, state or local regulatory agency or as otherwise required to be disclosed under applicable law. If any disclosure is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure that is satisfactory to both parties.

5.4 Tax Treatment. The Surviving Company shall not knowingly take any action which could reasonably be expected to disqualify the Merger as a “reorganization” within the meaning of Section 368(a) of the Code.

5.5 Press Releases. Company and Parent shall agree with each other as to the form and substance of any press release or public announcement related to this Agreement or the other transactions contemplated hereby; provided, however, that nothing contained herein shall prohibit either party, following notification to the other party, from making any disclosure which is required by law or regulation. If any such press release or public announcement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to both parties.

5.6 Securities Law Filings.

(a) Parent agrees to provide to Company copies of all reports and other documents that it proposes to file with the SEC under the Securities Act or Exchange Act between the date hereof and the Merger Time at least two days prior to the filing of such reports or documents.

(b) Promptly upon the execution of this Agreement, the parties hereto shall cooperate in the preparation and filing of all filings required by applicable securities laws, including, without limitation, current reports on Form 8-K under the Exchange Act and information required by Rule 14f-1, if applicable, under the Exchange Act.

5.7 Merger Consideration; Securities Act Exemption. Each of Company and Parent shall take all necessary action on their part to cause the issuance of the Merger Consideration to Company’s stockholders to constitute a valid private placement exempt from the registration requirements of the Securities Act and applicable state securities laws.

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5.8 No Solicitation.

(a) Unless and until this Agreement shall have been terminated pursuant to Section 7.1, neither Parent nor its officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, Person or other entity or groups concerning any merger, sale of capital stock, sale of substantial assets or other business combination; provided, however, that Parent may engage in such discussion in response to an unsolicited proposal from an unrelated and non-Affiliated party if Parent’s Board of Directors determines, in good faith and after consultation with counsel, that the failure to engage in such discussions may constitute a breach of the fiduciary or legal obligations of Parent’s Board of Directors. Parent will promptly advise Company in writing if it receives a proposal or inquiry with respect to the matters described above.

(b) Unless and until this Agreement shall have been terminated pursuant to Section 7.1, neither Company nor its officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, Person or other entity or groups concerning any merger, sale of capital stock, sale of substantial assets or other business combination; provided, however, that Company may engage in such discussion in response to any unsolicited proposal from an unrelated and non-Affiliated party if Company’s Board of Directors determines, in good faith and after consultation with counsel, that the failure to engage in such discussions may constitute a breach of the fiduciary or legal obligations of Company’s Board of Directors. Company will promptly advise Parent if it receives a proposal or inquiry with respect to the matters described above.

5.9 Failure to Fulfill Conditions. In the event that any of the parties hereto determines that a condition to its respective obligations to consummate the transactions contemplated hereby cannot be fulfilled on or prior to the termination date of this Agreement, it will promptly notify the other parties.

5.10 Preparation of Periodic and Current Reports. Prior to the Merger Time, Parent shall prepare (but not file without making a reasonable effort to comply with Section 5.6(a)) current reports on form 8-K, and any other subsequent periodic reports, that are required to be filed prior to the Merger Time.

5.11 Notification of Certain Matters. On or prior to the Merger Time, each party shall give prompt notice to the other party of (a) the occurrence or failure to occur of any event or the discovery of any information, which occurrence, failure or discovery would be likely to cause any representation or warranty on its part contained in this Agreement to be untrue, inaccurate or incomplete after the date hereof in any material respect or, in the case of any representation or warranty given as of a specific date, would be likely to cause any such representation or warranty on its part contained in this Agreement to be untrue, inaccurate or incomplete in any material respect as of such specific date, and (b) any material failure of such party to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder.

5.12 Directors and Officers of Parent.

(a) As of the Effective Date, all members of Parent’s board of directors (the “Board”) have tendered resignations as members of the Board to be effective as of the Merger Time. Company has appointed, and Parent hereby consents to the appointment of, Michael T. Cullen, Thomas X. Neenan, Paul W. Schaffer, and D. Robert Schemel to serve as new Board members as of the Merger Time.

(b) As of the Merger Time, the officers of Company immediately prior to the Merger Time will become the sole officers of Parent, each to hold office until their respective successors are duly appointed or such Persons are removed from office in accordance with applicable law and the articles of incorporation and bylaws of Parent. All officers of Parent immediately prior to the Merger Time will resign or be terminated, effective as of the Merger Time.

5.13 Disposition of Business. As soon as is practicable after the Closing, Parent intends to, but shall not be obligated to, sell to “Sampleminded Inc.” all of its ownership interest in Parent Subsidiary.

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ARTICLE 6

CONDITIONS

6.1 Conditions to Obligations of Each Party. The respective obligations of each party to effect the transactions contemplated hereby are subject to the fulfillment or waiver at or prior to the Merger Time of the conditions set forth in the paragraphs below:

(a) There shall have been no law, statute, rule or regulation, domestic or foreign, enacted or promulgated which would prohibit or make illegal the consummation of the transactions contemplated hereby.

(b) This Agreement and all of the transactions contemplated hereby shall have been, and shall at the Merger Time remain, duly authorized by the Boards of Directors of Company, Parent and Merger Subsidiary. Further, the Merger and this Agreement shall have been approved by Parent, as the sole stockholder of Merger Subsidiary, and by the approval of the stockholders of Company as required under the DGCL.

(c) There shall not be threatened, instituted or pending any action or proceeding before any court or governmental authority or agency: (i) challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with such transactions; (ii) seeking to prohibit direct or indirect ownership or operation by Parent or Merger Subsidiary of all or a material portion of the business or assets of Company, or to compel Parent or Merger Subsidiary or any of their respective subsidiaries or Company to dispose of or to hold separately all or a material portion of the business or assets of Parent or Merger Subsidiary or of Company, as a result of the transactions contemplated hereby; (iii) seeking to invalidate or render unenforceable any material provision of this Agreement or any of the other agreements attached as exhibits hereto or contemplated hereby, or (iv) otherwise relating to and materially adversely affecting the transactions contemplated hereby.

(d) There shall not be any action taken, or any statute, rule, regulation, judgment, order or injunction proposed, enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated hereby, by any federal, state or other court, government or governmental authority or agency, that would reasonably be expected to result, directly or indirectly, in any of the consequences referred to in Section 6.1(c).

(e) There shall not have occurred any general suspension of quotation on the over-the-counter markets or trading on any national exchange, or any general bank moratorium or closing or any war, national emergency or other event affecting the economy or securities trading markets generally that would make completion of the Merger impractical, as determined in the reasonable discretion of Company.

(f) There shall be available a good faith claim for exemptions from the registration requirements of the Securities Act and all applicable blue sky laws for the offer and issuance of the Merger Consideration.

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6.2 Additional Conditions to Obligations of Parent and Merger Subsidiary. The obligations of Parent and Merger Subsidiary to effect the transactions contemplated hereby in accordance with the terms of this Agreement are also subject to the fulfillment or waiver of the conditions set forth in the paragraphs below:

(a) Since the Effective Date, Company shall have continued to conduct its operations in accordance with the provisions of Section 4.2.

(b) The representations of Company contained in this Agreement shall be accurate as of the Effective Date and as of the Merger Time, in all respects (in the case of any representation containing any materiality qualification) or in all material respects (in the case of any representation without any materiality qualification). Company shall in all material respects have performed each obligation and agreement and complied with each covenant to be performed and complied with by it hereunder at or prior to the Merger Time.

(c) Company has obtained all consents and approvals necessary to consummate the transactions contemplated by this Agreement in order that the transactions contemplated herein shall not constitute a breach or violation of, or result in a right of termination or acceleration of, or creation of any encumbrance on any of Company’s assets pursuant to the provisions of, any agreement, arrangement or undertaking of or affecting Company or any license, franchise or permit of or affecting Company; including, but not limited to, waivers by each of the holders of those certain 5% Convertible Promissory Notes held by such holders in Company.

(d) Company shall have furnished to Parent a certificate of the Chief Executive Officer and the Chief Financial Officer of Company, dated as of the Closing Date, in which such officers shall certify that, to their best Knowledge, the conditions set forth in Sections 6.2(a), (c) and (d) have been fulfilled.

(e) Company shall have furnished to Parent (i) copies of the resolutions of the Board of Directors of Company approving this Agreement, the Certificate of Merger and the transactions contemplated hereby, (ii) a copy of Company’s Certificate of Incorporation, certified by the Secretary of State of Delaware, (iii) an incumbency certificate dated as of the Closing Date executed on behalf of Company by its corporate secretary certifying the signature and office of each officer of Company executing this Agreement, the Certificate of Merger or any other agreement, certificate or other instrument executed pursuant hereto by Company and (iv) a certificate dated as of the Closing Date executed on behalf of Company by its corporate secretary or one of its assistant corporate secretaries certifying to Parent that the aforementioned copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, and certifying that the certified copy of Company’s certificate of incorporation is true, correct and complete as received from such governmental office.

(f) This Agreement and the Merger shall have been approved by the stockholders of Company as required under the DGCL. Stockholders of Company holding no more than three percent (3%) of the total number of issued and outstanding shares of Company Common Stock shall have properly exercised their appraisal right under the DGCL.

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6.3 Additional Conditions to Obligations of Company. The obligations of Company to effect the transactions contemplated hereby in accordance with the terms of this Agreement are also subject to the fulfillment or waiver of the conditions set forth in the paragraphs below:

(a) Since the date of this Agreement, Parent shall have continued to conduct its operations in accordance with the provisions of Section 4.1.

(b) The representations of Parent and Merger Subsidiary contained in this Agreement shall be accurate as of the Effective Date and as of the Merger Time, in all respects (in the case of any representation containing any materiality qualification) or in all material respects (in the case of any representation without any materiality qualification). Parent and Merger Subsidiary, respectively, shall in all material respects have performed each obligation and agreement and complied with each covenant to be performed and complied with by it hereunder at or prior to the Merger Time.

(c) Parent and Merger Subsidiary have obtained all consents and approvals necessary to consummate the transactions contemplated by this Agreement in order that the transactions contemplated herein shall not constitute a breach or violation of, or result in a right of termination or acceleration of, or creation of any encumbrance on any of Parent’s or Merger Subsidiary’s assets pursuant to the provisions of, any agreement, arrangement or undertaking of or affecting Parent or any license, franchise or permit of or affecting Parent; including, but not limited to, the consent of the Clift Building, L.C. in connection with the assignment by Parent to Parent Subsidiary of that certain office lease by and between the Clift Building, L.C. and Parent, dated May 16, 2014.

(d) Neither Parent nor Merger Subsidiary shall have any obligations or liabilities other than those obligations or liabilities required by law or specifically contemplated by this Agreement and represented to Company in Article 3.

(e) Parent will have satisfied all of Parent’s payment obligations identified on Schedule 3.7.

(f) There shall not have occurred any suspension of the obligation of Parent to file reports and disclosure documentation with the SEC.

(g) There shall not have been any comment or other communication from the SEC to Parent or any of its affiliates or representatives indicating that Parent has been, is or may be, whether as a result of any of the transactions contemplated by this Agreement or otherwise, a “shell company” for any duration of time.

(h) Parent shall have furnished to Company a certificate of the Chief Executive Officer and the Chief Financial Officer of Parent, dated as of the Closing Date, in which such officers shall certify that, to their best Knowledge, the conditions set forth in Sections 6.3(a), (b), (c), (d) and (e) have been fulfilled.

(i) Parent shall have furnished to Company (i) copies of the resolutions of the Parent Board of Directors approving this Agreement and the Certificate of Merger, the appointment of the directors to serve on Parent’s Board of Directors as of and after the Merger Time, and the transactions contemplated hereby, (ii) a copy of the Certificate of Incorporation of Parent, certified by the Secretary of State of Delaware, and one or more certificates from the Secretary of State of Delaware evidencing the good standing of Parent in such jurisdiction, (iii) an incumbency certificate dated as of the Closing Date executed on behalf of Parent by its corporate secretary certifying the signature and office of each officer of Parent executing this Agreement, the Certificate of Merger or any other agreement, certificate or other instrument executed pursuant hereto by Parent and (iv) a certificate of the corporate secretary of Parent dated as of the Closing Date certifying to Company that copies of the aforementioned resolutions referred to in clause (i) above are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, and certifying that the certificates furnished pursuant to clause (ii) above are true, correct and complete as received from such governmental offices.

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(j) Company shall have received a reasonably acceptable legal opinion from Brunson Chandler & Jones, PLLC, as counsel to Parent, which opinion may be based on customary reliance and subject to customary qualifications, to the effect that, among other matters, (i) the issuance of the Merger Consideration is exempt from the registration requirements of the Securities Act, (ii) Parent’s outstanding equity securities are duly authorized and validly issued, and (iii) Parent is not, and as of immediately prior to the Closing will not be, a “shell company” as defined in Section 12b-2 of the Exchange Act.

(k) At the Closing, Parent will have no liabilities of any nature other than the Permitted Liabilities listed on Schedule 3.10(c).

(l) At the Closing, Parent will have available Cash at Closing.

(m) As of the Closing Date, Parent and certain of the Persons serving as agents, officers, directors and stockholders of Parent prior to the Merger Time will have entered into the Indemnification Agreement, indemnifying and holding harmless Parent against all losses sustained by it in connection with any claim, action, suit, Proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to any act or omission of Parent prior to the Merger Time, as further set forth in the Indemnification Agreement.

(n) Company shall have received assurance from Parent, satisfactory to Company, (i) that the number of outstanding shares of capital stock of Parent immediately prior to the Merger Time is not greater than 1,450,322 shares of Parent Common Stock and zero (0) shares of preferred stock of Parent, par value $0.001 per share, (ii) that none of Parent’s outstanding preferred stock or stock options have been converted or exercised after the Effective Date and (iii) that all of Parent’s outstanding preferred stock or options have been terminated prior to the Merger Time.

(o) This Agreement and the Merger shall have been approved by the stockholders of Parent. Stockholders of Parent holding no more than three percent (3%) of the total number of issued and outstanding shares of Parent Common Stock shall have properly exercised their appraisal right under the URBCA.

(p) Company shall have received resignations from all of the members of the Parent Board, to be effective as of the Merger Time.

(q) Company shall have received the Lock-up Agreements.

(r) The outstanding indebtedness of Parent shall be equal to or less than $555,271.75, all of which is represented by the promissory notes identified on Schedule 6.3(r) (collectively the “Carryover Notes”).

(s) Parent shall have re-incorporated in the State of Delaware with a Certificate of Incorporation and Bylaws substantially in the form of Exhibits C and D, respectively.

(t) Parent Subsidiary shall have assumed all of Parent’s liabilities other than any obligations arising under this Agreement and the Indemnification Agreement and the Carryover Notes. As of the Effective Date, substantially all of the assets and liabilities of Parent, other than the Cash at Closing and Carryover Notes, are held directly by Parent Subsidiary.

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ARTICLE 7

TERMINATION

7.1 Termination. This Agreement may be terminated prior to the Merger Time:

(a) by mutual consent of Company and Parent, if the Board of Directors of each so determines by vote of a majority of the members of its entire board;

(b) by Parent, if Company shall have breached any of its representations or failed to perform any of its covenants herein, which breach or failure to perform (i) causes the condition set forth in Section 6.2(b) not to be satisfied, and (ii) is incapable of being cured or has not been cured within 10 business days after the giving of written notice of such breach or failure to perform; provided, however, that Parent may only terminate this Agreement pursuant this Section 7.1(b) if the subject breach or failure to perform would be reasonably likely to have a Material Adverse Effect on Parent and the Surviving Company taken as a whole;

(c) by Company, if Parent or Merger Subsidiary shall have breached any of their representations or failed to perform any of their covenants herein, which breach or failure to perform (i) causes the condition set forth in Section 6.3(b) not to be satisfied, and (ii) is incapable of being cured or has not been cured within 10 business days after the giving of written notice of such breach or failure to perform; provided, however, that Company may only terminate this Agreement pursuant this Section 7.1(c) if the subject breach or failure to perform would be reasonably likely to have a Material Adverse Effect on Company and the Surviving Company taken as a whole;

(d) by either Company or Parent if the Merger Time has not occurred on or before December 31, 2015, or such later date as Company and Parent may mutually agree (unless the failure to consummate the Merger by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement in breach of such party’s obligations under this Agreement).

Any party desiring to terminate this Agreement shall give prior written notice of such termination and the reasons therefor to the other parties.

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ARTICLE 8

GENERAL PROVISIONS

8.1 Notices. All notices and other communications hereunder shall be in writing and shall be sufficiently given if made by hand delivery, fax, overnight delivery service, or registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by it by like notice):

If to Parent (post-Merger)
or to Company:	c/o Michael T. Cullen, President Sun BioPharma, Inc. 5700 SW 34th Street Suite 105 Gainesville, FL 32608 Facsimile: (352) 528-6970 mcullen@sunbiopharma.com

with copies that shall not constitute notice to:	Faegre Baker Daniels LLP c/o W. Morgan Burns 2200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402-3901 Facsimile: (612) 766-1600 morgan.burns@FaegreBD.com

If to Parent or Merger Subsidiary (pre-Merger):	c/o David Fuhrman, CEO 10 West Broadway Suite 700 Salt Lake City, UT 84101 Facsimile: (801) 532-3081 davef@cimsoft.com

with copies that shall not constitute notice to:	Brunson Chandler & Jones, PLLC c/o Lance Brunson Walker Center 175 S Main Street, 15th Floor Salt Lake City, UT 84111 Facsimile: (801) 355-5005 lance@bcjlaw.com

All such notices and other communications shall be deemed to have been duly given as follows: when delivered by hand, if personally delivered, when received; if delivered by registered or certified mail (postage prepaid and return receipt requested), when receipt acknowledged; if faxed, on the day of transmission or, if that day is not a business day, on the next business day; and the next day delivery after being timely delivered to a recognized overnight delivery service.

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8.2 No Survival. The representations and warranties contained in this Agreement and in any instrument delivered pursuant to this Agreement will survive the Closing for a period of one (1) year. The covenants or agreements contained in Article 1 and any other covenants or agreements contained in this Agreement requiring performance or compliance after the Merger Time shall survive the Merger Time indefinitely.

8.3 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections, Articles, Exhibits or Schedules refer to Sections of, Articles of, Exhibit to, or Schedule to, this Agreement unless otherwise stated. Words such as “herein,” “hereinafter,” “hereof,” “hereto,” “hereby” and “hereunder,” and words of like import, unless the context requires otherwise, refer to this Agreement (including the Exhibits and Schedules hereto). As used in this Agreement, the masculine, feminine and neuter genders shall be deemed to include the others if the context requires.

8.4 Severability. If any term of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced, then all other terms of this Agreement will nevertheless remain in full force and effect, and such term automatically will be amended so that it is valid, legal and enforceable to the maximum extent permitted by applicable law, but as close to the parties’ original intent as is permissible.

8.5 Entire Agreement; Amendment; Waiver. This Agreement, including the Schedules, constitutes the entire Agreement between the parties pertaining to the subject matter herein and supersedes any prior representations, warranties, covenants, agreements and understandings of the parties regarding such subject matter. No supplement, modification or amendment hereof will be binding unless expressed as such and executed in writing by each party. No waiver of any term hereof will be binding unless expressed as such in a document executed by the party making such waiver. No waiver of any term hereof will be a waiver of any other term hereof, whether or not similar, nor will any such waiver be a continuing waiver beyond its stated terms. Failure to enforce strict compliance with any term hereof will not be a waiver of, or estoppel with respect to, any existing or subsequent failure to comply.

8.6 Counterparts; Delivery. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. In addition, executed counterparts may be delivered by means of facsimile or other electronic transmission; and signatures so delivered shall be fully and validly binding to the same extent as the delivery of original signatures.

8.7 Third-Party Beneficiaries. Except as provided in the next following sentence, each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto; provided, however, that in the event that the Merger is consummated, those Persons who shall have been holders of Company Common Stock at the Merger Time shall be third-party beneficiaries under the provisions of this Agreement giving them the right to the Merger Consideration as specified herein.

8.8 Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

8.9 Jurisdiction; Service of Process. Any Proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement must be brought against any of the parties in the courts of the State of Minnesota, Hennepin County, and each of the parties consents to the jurisdiction of those courts (and of the appropriate appellate courts) in any such Proceeding and waives any objection to venue laid therein. Process in any such Proceeding may be served by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 8.1. Nothing in this Section 8.9, however, affects the right of any party to serve legal process in any other manner permitted by law.

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ARTICLE 9

CERTAIN DEFINITIONS

“2011 Plan” has the meaning ascribed thereto in Section 1.2(b).

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person. For purposes of this definition, “control,” “controlled by” and “under common control with,” as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning ascribed thereto in the preamble to this Agreement.

“Ancillary Document” means, with respect to a Person, any document delivered by or on behalf of such Person in connection with the execution and delivery of this Agreement and the Closing, pursuant to this Agreement (but does not include this Agreement).

“Board” has the meaning ascribed thereto in Section 5.12(a).

“Book Entry” means uncertificated shares of stock represented by book entry in applicable entity’s records.

“Carryover Notes” has the meaning ascribed thereto in Section 6.3(r).

“Cash at Closing” means an amount in cash or cash equivalents equal to or exceeding the total liabilities of Parent, on a consolidated basis, including the assets and liabilities of all subsidiaries, except with regard to the Carryover Notes, immediately preceding the Merger.

“Closing” has the meaning ascribed thereto in Section 1.1(d).

“Closing Date” has the meaning ascribed thereto in Section 1.1(d).

“Code” has the meaning ascribed thereto in the background of this Agreement.

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“Company” has the meaning ascribed thereto in the preamble to this Agreement.

“Company Common Stock” means the common stock, par value $0.001 per share, of Company.

“Company Financial Statements” has the meaning ascribed thereto in Section 2.10.

“Company Insiders” has the meaning ascribed thereto in Section 2.8.

“Company Tax Returns” has the meaning ascribed thereto in Section 2.6(a).

“Convertible Promissory Notes” has the meaning ascribed thereto in Section 1.2(d).

“DGCL” has the meaning ascribed thereto in the background of this Agreement.

“Dissenting Shares” has the meaning ascribed thereto in Section 1.5.

“Effective Date” means the date first set forth in the preamble to this Agreement.

“Environmental Claim” means any written notice by a Governmental Authority alleging potential liability (including potential liability for investigatory cost, cleanup cost, governmental response cost, natural resources damage, property damage, personal injury or penalty) arising out of or resulting from (a) the presence, or release into the environment, of any material or form of energy at any location, whether or not owned by any Acquired Company or (b) any violation, or alleged violation, of any Environmental Law.

“Environmental Law” means any and all federal, state, local and foreign laws, common laws, statutes, ordinances, rules, regulations or other legal requirement relating to (i) the protection of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface or subsurface land) or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, release or disposal of, Hazardous Materials.

“Environmental Permit” means, with respect to any of the parties hereto, any permit, license, certificate, approval or authorization issued by a Governmental Authority that is required for the operation of such party’s business or the holding of any of its material assets or properties.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means generally accepted United States accounting principles as have been consistently applied by the respective corporation.

“Governmental Authority” means any federal, state, municipal, foreign or other government, governmental department, commission, board, bureau, agency or instrumentality, or any private or public court or tribunal, whether domestic or foreign.

“Hazardous Materials” means any pollutant, contaminant, hazardous substance, hazardous waste or petroleum or fraction thereof, and any other chemical, waste, substance or material listed in or regulated by or identified in any Environmental Law.

“Indemnification Agreement” means that certain Indemnification Agreement by and between Parent and David Fuhrman, Rob Sargent and Steven Fuhrman, dated as of the Closing Date, substantially in the form of Exhibit G hereto.

“Initial Parent Stockholders” means each Person who held Parent Common Stock immediately before the Merger Time.

“Knowledge” means (a) an individual will have “Knowledge” of a particular fact or other matter if such individual is actually consciously aware of such fact or matter; and (b) a Person, other than an individual, will have “Knowledge” of a particular fact or other matter if any individual who is serving as a director or officer (or similar executive) of such Person currently has Knowledge, as stated in clause (a), of such fact or other matter

“Latest Parent Balance Sheet” has the meaning ascribed thereto in Section 3.11.

“Latest Company Balance Sheet” has the meaning ascribed thereto in Section 2.11.

“Liens” has the meaning ascribed thereto in Section 2.3(a).

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“Lock-up Agreements” means those certain Lock-up Agreements in form and substance acceptable to Company from all Parent Insiders and any holders of greater than five percent (5%) of the outstanding Parent Common Stock.

“Material Adverse Effect” means, with respect to any entity, a material adverse effect on the business, operations, results of operations or financial condition of such entity taken as a whole, but shall exclude any effect resulting from or relating to (i) general economic conditions or general effects on the industries in which such entity operates, (ii) acts of terrorism or war (whether or not threatened, pending or declared), or (iii) the public announcement of this Agreement or the transactions contemplated hereby.

“Merger Time” has the meaning ascribed thereto in Section 1.1(d).

“Merger Consideration” means (i) the shares of Parent Common Stock issuable in connection with the Merger to the holders of Company Common Stock pursuant to Section 1.2(a), (ii) the Replacement Options to be issued to holders of Options pursuant to Section 1.2(b), (iii) the Replacement Warrants to be issued to holders of Warrants pursuant to Section 1.2(c) and (iv) the Replacement Convertible Promissory Notes to be issued to holders of Convertible Promissory Notes pursuant to Section 1.2(d).

“Merger” has the meaning ascribed thereto in the background of this Agreement.

“Merger Subsidiary” has the meaning ascribed thereto in the preamble to this Agreement.

“Options” has the meaning ascribed thereto in Section 1.2(b).

“Parent” has the meaning ascribed thereto in the preamble to this Agreement.

“Parent Balance Sheet” has the meaning ascribed thereto in Section 3.10(c).

“Parent Common Stock” means the common stock, par value $0.001 per share, of Parent.

“Parent Contracts” has the meaning ascribed thereto in Section 3.7(a).

“Parent Insiders” has the meaning ascribed thereto in Section 3.8.

“Parent Tax Returns” has the meaning ascribed thereto in Section 3.6(a).

“Parent SEC Filings” has the meaning ascribed thereto in Section 3.10(b).

“Parent Subsidiary” shall mean Cimarron Medical Software, Inc., a Utah Corporation.

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“Permitted Liabilities” has the meaning ascribed thereto in Section 3.10(c).

“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company or partnership, joint venture, estate, trust, proprietorship, association, organization, labor union or Governmental Authority.

“Proceeding” means any action, arbitration, audit, claim, demand, grievance, complaint, hearing, inquiry, investigation, litigation, proceeding or suit (whether civil, criminal or administrative), in each case that is commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator.

“Replacement Convertible Promissory Notes” has the meaning ascribed thereto in Section 1.2(d).

“Replacement Options” has the meaning ascribed thereto in Section 1.2(b).

“Replacement Warrants” has the meaning ascribed thereto in Section 1.2(c).

“Required Company Stockholder Approval” has the meaning ascribed thereto in Section 2.2(a).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Surviving Company” has the meaning ascribed thereto in Article 1.

“Tax” (and with the corresponding meaning “Taxes” and “Taxable”) means (a) any net income, alternative or add-on minimum, gross income, gross receipts, sales, use, transfer, value added, ad valorem, franchise, capital stock, profits, license, withholding, payroll, employment, social security, unemployment, disability, workers’ compensation, employment-related insurance, excise, environmental, severance, stamp, occupation, premium, real property, personal property, or windfall profit tax, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest and any penalty, addition to tax or additional amount, imposed by any Governmental Authority, whether disputed or not; and (b) any liability for the payment of any amount of the type described in clause (a) as a result of an entity being a member of a consolidated, affiliated, combined or unitary group.

“Tax Affiliate” shall include each of the following entities, which collectively, shall be “Tax Affiliates:” (A) a party to this Agreement; (B) each of its subsidiaries and other Affiliates (if any); (C) each other member of any consolidated, affiliated, combined or unitary group of which such party or any such Affiliate is or was a member for purposes of any Taxes.

“Tax Returns” (and with corresponding meaning “Tax Return”) shall include all returns, claims for refund, declarations, reports, estimates, elections and information returns and statements (including any attached schedules and any amendments thereto) required to be filed or sent by or relating to a party to this Agreement or any of its Tax Affiliates and relating to any Taxes with respect to any income, properties or operations of such party or any of such Tax Affiliates.

“Tax Authority” shall mean the U.S. Internal Revenue Service and any other federal, state, local or foreign Governmental Authority responsible for the administration of any Tax.

“URBCA” shall mean the Utah Revised Business Corporation Act.

“Warrants” has the meaning ascribed thereto in Section 1.2(c).

[Signatures on Following Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the date first written above.

SUN BIOPHARMA, INC.

By:	/s/ Michael T. Cullen
Name:	Michael T. Cullen
Its:	President and Chairman

CIMARRON MEDICAL, INC.

By:	/s/ David Fuhrman
Name:	David Fuhrman
Its:	Chief Executive Officer

SB ACQUISITION CORPORATION

By:
Name:
Its:

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Form of Replacement Warrant

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

WARRANT TO PURCHASE SHARES OF STOCK

of

SUN BIOPHARMA, INC.

No. [___]	Dated as of [_________________]

 Void after the date specified in Section 8

THIS CERTIFIES THAT, in consideration of the sum of $[_______________], [____________________], or its registered assigns (the “Holder”), is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from Sun BioPharma, Inc., a Delaware corporation (the “Company”), Shares (as defined below), in the amounts, at such times and at the price per share set forth in Section 1. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is issued in connection with the transactions relating to the Company’s selling of up to $2,000,000 of convertible promissory notes (the “Notes”) and related warrants (the “Warrants”) to purchase shares of capital stock of the Company to certain existing stockholders, officers and members of the board of directors, pursuant to the terms of the Subscription Agreement by and between the Company and each of the purchasers, including the Subscription Agreement, dated as of the date hereof by and between the Company and the Holder (the “Subscription Agreement”). The holder of this Warrant is subject to certain restrictions set forth in the Subscription Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Subscription Agreement or the Convertible Promissory Note in connection with which this Warrant is concurrently issued (the “Note”).

The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which Holder, by acceptance of this Warrant, agrees:

1. Number and Price of Shares; Exercise Period.

(a) Definition of Shares. “Shares” shall mean (i) in the event the Company completes a Qualified Financing and the Holder elects to convert the Note into shares of Common Stock or Preferred Stock sold in the Qualified Financing, the shares of Common Stock or Preferred Stock, $0.001 par value per share, issued by the Company to investors in such Qualified Financing; (ii) in the event the Company completes an Other Financing and the Holder elects to convert the Note into shares of Common Stock or Preferred Stock sold in the Other Financing, the shares of Common or Preferred Stock, $0.001 par value per share, issued by the Company to investors in such Other Financing; or (iii) if no Qualified Financing or Other Financing has occurred prior to the Maturity Date, the shares of the Company’s Common Stock at a price per share equal to $[__________] (as may be adjusted for any stock dividend, stock split, combination of shares, recapitalization, reclassification or similar event).

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(b) Number of Shares. Subject to any previous exercise of the Warrant, the Holder shall have the right to purchase up to the number of Shares that equals the quotient obtained by dividing (x) Warrant Coverage Amount (as defined below) by (y) the Exercise Price (as defined below).

(c) Definition of Exercise Price. “Exercise Price” shall mean $1.00.

(d) Exercise Period. This Warrant shall be exercisable, in whole or in part prior to (or in connection with) the expiration of this Warrant as set forth in Section 8.

(e) Warrant Coverage Amount. “Warrant Coverage Amount” shall mean 50% of the original principal amount of the Note.

2. Exercise of the Warrant.

(a) Exercise. The purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, in accordance with Section 1, by:

(i) the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant; and

(ii) the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by (a) wire transfer or certified, cashier’s or other check acceptable to the Company and payable to the order of the Company; (b) surrender and cancellation of promissory notes or other instruments representing indebtedness of the Company to the Holder; or (c) a combination of (a) and (b).

(b) Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 2(a)(ii), if the fair market value of one Share is greater than the Exercise Price (at the date of calculation as set forth below), the Holder may elect to receive a number of Shares equal to the value of this Warrant (or of any portion of this Warrant being canceled) by surrender of this Warrant at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed Notice of Exercise reflecting such election, in which event the Company shall issue to the Holder that number of Shares computed using the following formula:

☒	=	Y (A – B)
A

Where:

☒	=	The number of Shares to be issued to the Holder
Y	=	The number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)
A	=	The fair market value of one Share (at the date of such calculation)
B	=	The Exercise Price (as adjusted to the date of such calculation)

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For purposes of the calculation above, the fair market value of one Share shall be determined by the Board of Directors of the Company, acting in good faith; provided, however, that:

(i) where a public market exists for the Company’s Common Stock at the time of such exercise, the fair market value per Share shall be the product of (x) the average of the closing bid and asked prices of the Common Stock or the closing price quoted on the national securities exchange on which the Common Stock is listed as published in the Wall Street Journal, as applicable, for the ten (10) trading day period ending five (5) trading days prior to the date of determination of fair market value and (y) the number of shares of Common Stock into which each Share is convertible at the time of such exercise, as applicable; and

(ii) if the Warrant is exercised in connection with the Company’s initial public offering of Common Stock, the fair market value per Share shall be the product of (x) per share offering price to the public of the Company’s initial public offering and (y) the number of shares of Common Stock into which each Share is convertible at the time of such exercise, as applicable.

(c) Stock Certificates. The rights under this Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for that number of Shares issuable upon such exercise. In the event that the rights under this Warrant are exercised in part and have not expired, the Company shall execute and deliver a new Warrant reflecting the number of Shares that remain subject to this Warrant.

(d) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the rights under this Warrant.

(e) Conditional Exercise. The Holder may exercise this Warrant conditioned upon (and effective immediately prior to) consummation of any transaction that would cause the expiration of this Warrant pursuant to Section 8 by so indicating in the notice of exercise.

(f) Reservation of Stock. The Company agrees during the term the rights under this Warrant are exercisable to take all reasonable action to reserve and keep available from its authorized and unissued Shares for the purpose of effecting the exercise of this Warrant such number of shares as shall from time to time be sufficient to effect the exercise of the rights under this Warrant; and if at any time the number of authorized but unissued Shares shall not be sufficient for purposes of the exercise of this Warrant in accordance with its terms and the conversion of the Shares, without limitation of such other remedies as may be available to the Holder, the Company will use its commercially reasonable efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized and unissued Shares to a number of shares as shall be sufficient for such purposes.

3.  Replacement of the Warrant.Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

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4.  Transfer of the Warrant.

(a) Warrant Register. The Company shall maintain a register (the “Warrant Register”) containing the name and address of the Holder or Holders. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant (or of any portion of this Warrant) may change its address as shown on the Warrant Register by written notice to the Company requesting a change.

(b) Warrant Agent. The Company may appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4(a), issuing the Shares or other securities then issuable upon the exercise of the rights under this Warrant, exchanging this Warrant, replacing this Warrant or conducting related activities.

(c) Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Securities Act”) and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 5, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit B (the “Assignment Form”)) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof, and the Company shall register any such transfer upon the Warrant Register. This Warrant (and the securities issuable upon exercise of the rights under this Warrant) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of any interest in any of the securities represented hereby.

(e) Minimum Transfer. This Warrant may not be transferred in part unless such transfer is to a transferee who, pursuant to such transfer, receives the right to purchase at least 50% of the Shares issuable hereunder (as adjusted from time to time in accordance with Section 6).

(f) Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

5.  Restrictions on Transfer of the Warrant and Shares; Compliance with Securities Laws. By acceptance of this Warrant, the Holder agrees to comply with the following:

(a) Restrictions on Transfers. Subject to Section 5(b), this Warrant may not be transferred or assigned in whole or in part without the Company’s prior written consent (which shall not be unreasonably withheld), and any attempt by Holder to transfer or assign any rights, duties or obligations that arise under this Warrant without such permission shall be void. Any transfer of this Warrant or the Shares (the “Securities”) must be in compliance with all applicable federal and state securities laws. The Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Securities subject to, and to be bound by, the terms and conditions set forth in this Warrant to the same extent as if the transferee were the original Holder hereunder, and

41

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or

(ii) (A) such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, (B) the transferee shall have confirmed to the satisfaction of the Company in writing, substantially in the form of Exhibit A-1, that the Securities are being acquired (i) solely for the transferee’s own account and not as a nominee for any other party, (ii) for investment and (iii) not with a view toward distribution or resale, and shall have confirmed such other matters related thereto as may be reasonably requested by the Company, and (C) if requested by the Company, such Holder shall have furnished the Company, at the Holder’s expense, with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Securities under the Securities Act or (ii) a “no action” letter from the Securities and Exchange Commission to the effect that the transfer of such Securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto, whereupon such Holder shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the Holder to the Company.

(b) Permitted Transfers. Permitted transfers include (i) a transfer not involving a change in beneficial ownership, or (ii) transactions involving the distribution without consideration of Securities by any Holder to (x) a parent, subsidiary or other affiliate of a Holder that is a corporation, (y) any of the Holder’s partners, members or other equity owners, or retired partners or members, or to the estate of any of its partners, members or other equity owners or retired partners or members, or (z) a venture capital fund that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, the Holder; provided, in each case, that the Holder shall give written notice to the Company of the Holder’s intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition.

(c) Investment Representation Statement. Unless the rights under this Warrant are exercised pursuant to an effective registration statement under the Securities Act that includes the Shares with respect to which the Warrant was exercised, it shall be a condition to any exercise of the rights under this Warrant that the Holder shall have confirmed to the satisfaction of the Company in writing, substantially in the form of Exhibit A-1, that the Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that the Holder shall have confirmed such other matters related thereto as may be reasonably requested by the Company.

(d) Securities Law Legend. The Securities shall (unless otherwise permitted by the provisions of this Warrant) be stamped or imprinted with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

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(e) Market Stand-off Legend. The Shares issued upon exercise hereof and Common Stock issued upon conversion thereof shall also be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN THE WARRANT PURSUANT TO WHICH THESE SHARES WERE ISSUED, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

(f) Instructions Regarding Transfer Restrictions. The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.

(g) Removal of Legend. The legend referring to federal and state securities laws identified in Section 5(d) stamped on a certificate evidencing the Shares and the stock transfer instructions and record notations with respect to such securities shall be removed and the Company shall issue a certificate without such legend to the holder of such securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration or qualification.

6.  Adjustments. Subject to the expiration of this Warrant pursuant to Section 8, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Reclassification of Shares. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, conversion of all outstanding shares of the relevant class or series (other than as would cause the expiration of this Warrant pursuant to Section 8) or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(b) Subdivisions and Combinations.In the event that the outstanding shares of the securities issuable upon exercise of this Warrant are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of the securities issuable upon exercise of this Warrant are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

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(c) Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

7. Notification of Certain Events. Prior to the expiration of this Warrant pursuant to Section 8, in the event that the Company shall authorize any transaction resulting in the expiration of this Warrant pursuant to Section 8(b) or 8(c), then the Company shall send to the Holder of this Warrant prior written notice of the expected effective date of any such event specified in Section 8(b) or 8(c), as applicable. The notice provisions set forth in this Section may be shortened or waived prospectively or retrospectively only with the consent of Holder.

8. Expiration of the Warrant. This Warrant shall expire and shall no longer be exercisable as of the earlier of:

(a) 5:00 p.m., Pacific time, on the ten (10) year anniversary of this Warrant;

(b) the closing of a Change of Control; or

(c) immediately prior to the closing of a firm commitment underwritten initial public offering pursuant to an effective registration statement filed under the Securities Act covering the offering and sale of the Company’s Common Stock.

For purposes of this Section 8, “Change of Control” shall mean (i) a sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company, (ii) the grant by the Company of an exclusive license of all or substantially all of the Company’s intellectual property, (iii) any reorganization, merger or consolidation of the Company, other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity, or (iv) any “person” or “group” (within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the outstanding voting securities of the Company having the right to vote for the election of members of the Board of Directors (other than in connection with the sale of voting securities with the primary purpose to fund the Company’s operations).

The Company shall give the Holder at least 30 days advance written notice of the occurrence of a Change of Control at the address last shown on the records of the Company for Holder or given by Holder to the Company for the purpose of notice, notifying Holder of the Change of Control to be effected, specifying the maximum number of shares of Common Stock or Preferred Stock issuable upon exercise hereof and the anticipated closing date of the Change of Control.

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9. No Rights as a Stockholder. Nothing contained herein shall entitle the Holder to any rights as a stockholder of the Company or to be deemed the holder of any securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a stockholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

10. Market Stand-off. The Holder of this Warrant hereby agrees that such Holder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by the Holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of the registration statement for the Company’s initial public offering filed under the Securities Act (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), provided that management of the Company agrees to the same restrictions. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each certificate with a legend as substantially set forth in Section 5(e) with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day (or other) period. The Holder agrees to execute a market stand-off agreement with the underwriters in the offering in customary form consistent with the provisions of this Section.

11. Representations and Warranties of the Holder. By acceptance of this Warrant, the Holder represents and warrants to the Company as follows:

(a) No Registration. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein or otherwise made pursuant hereto.

(b) Investment Intent. The Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Holder has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

(c) Investment Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

(d) Speculative Nature of Investment.The Holder understands and acknowledges that the Company has a limited financial and operating history and that its investment in the Company is highly speculative and involves substantial risks. The Holder can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

45

(e) Access to Data. The Holder has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Holder believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Holder understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Holder acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

(f) Accredited Investor. The Holder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

(g) Residency. The residency of the Holder (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page of hereto.

(h) Restrictions on Resales. The Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “broker’s transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Holder acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Holder wishes to sell the Securities and that, in such event, the Holder may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Holder acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Holder understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

(i) No Public Market. The Holder understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

(j) Brokers and Finders.The Holder has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Holder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Securities.

46

(k) Legal Counsel. The Holder has had the opportunity to review this Warrant, the exhibits and schedules attached hereto and the transactions contemplated by this Warrant with its own legal counsel. The Holder is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Warrant.

(l) Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Warrant. With respect to such matters, the Holder relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Warrant.

12. Miscellaneous.

(a) Amendments. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and Holder. Any amendment, waiver, discharge or termination effected in accordance with this Section 12(a) shall be binding upon each future holder of the Warrants and the Company.

(b) Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(c) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile (if to the Holder) or electronic mail (if to the Holder) or otherwise delivered by hand, messenger or courier service addressed:

(i) if to the Holder, to the Holder at the Holder’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof, or until any such Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address, facsimile number or electronic mail address of the last holder of this Warrant for which the Company has contact information in its records; or

(ii) if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at the Company’s address as shown on the signature page hereto, or at such other address as the Company shall have furnished to the Holder, with a copy to Jeffrey R. Harder, Jackson Walker L.L.P., 1401 McKinney, Suite 1900, Houston, Texas 77010.

Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered, or (ii) if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent by facsimile, upon confirmation of facsimile transfer or, if sent by electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address. In the event of any conflict between the Company’s books and records and this Warrant or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

(d) Governing Law.This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

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(e) Jurisdiction and Venue. Each of the Holder and the Company irrevocably consents to the exclusive jurisdiction and venue of any court within State of Delaware in connection with any matter based upon or arising out of this Warrant or the matters contemplated herein, and agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons.

(f) Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(g) Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

(h) Waiver of Jury Trial. EACH OF THE HOLDER AND THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS WARRANT.

(i) Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or U.S. federal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or U.S. federal holiday.

(j) Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall survive exercise of this Warrant.

(k) Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

(Signature Page Follows)

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The Company signs this Warrant as of the date stated on the first page.

SUN BIOPHARMA, Inc. a Delaware corporation

By:	/s/ Michael T. Cullen
Michael T. Cullen
President and Chairman

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EXHIBIT A

NOTICE OF EXERCISE

TO:	Sun BioPharma, Inc. (the “Company”)

Attention:	Chief Executive Officer

(1) Exercise. The undersigned elects to purchase the following pursuant to the terms of the attached warrant:

Number of shares: __________________________________________________________________________

Type of security: __________________________________________________________________________

(2) Method of Exercise. The undersigned elects to exercise the attached warrant pursuant to:

	☐	A cash payment or cancellation of indebtedness, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

	☐	The net issue exercise provisions of Section 2(b) of the attached warrant.

(3) Conditional Exercise. Is this a conditional exercise pursuant to Section 2(e):

☐	Yes	☐	No

If “Yes,” indicate the applicable condition:

_________________________________________________________________________________________

(4) Stock Certificate. Please issue a certificate or certificates representing the shares in the name of:

☐	The undersigned __________________________________________________________________

☐	Other—Name: __________________________________________________________________

Address: __________________________________________________________________

(5) Unexercised Portion of the Warrant. Please issue a new warrant for the unexercised portion of the attached warrant in the name of:

☐	The undersigned __________________________________________________________________

☐	Other—Name: __________________________________________________________________

Address: __________________________________________________________________

☐	Not applicable

(Signature page to the Notice of Exercise)

A-1

(6)

Investment Intent. The undersigned represents and warrants that the aforesaid shares are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Section 11 of the attached warrant are true and correct as of the date hereof.

(7)

Investment Representation Statement and Market Stand-Off Agreement. The undersigned has executed, and delivers herewith, an Investment Representation Statement and Market Stand-Off Agreement in a form substantially similar to the form attached to the warrant as Exhibit A-1.

(8)

Consent to Receipt of Electronic Notice. Subject to the limitations set forth in Delaware General Corporation Law §232(e), the undersigned consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number provided below (or to any other facsimile number for the undersigned in the Company’s records), (ii) electronic mail to the electronic mail address provided below (or to any other electronic mail address for the undersigned in the Company’s records), (iii) posting on an electronic network together with separate notice to the undersigned of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the undersigned. This consent may be revoked by the undersigned by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

(Print name of the warrant holder)

(Signature)

(Name and title of signatory, if applicable)

(Date)

(Fax number)

(Email address)

(Signature page to the Notice of Exercise)

A-2

EXHIBIT A-l

INVESTMENT REPRESENTATION STATEMENT

AND

MARKET STAND-OFF AGREEMENT

INVESTOR:

COMPANY:	SUN BIOPHARMA, INC.

SECURITIES:	THE WARRANT ISSUED ON MAY 15, 2013 (THE “WARRANT”) AND THE SECURITIES ISSUED OR ISSUABLE UPON EXERCISE THEREOF (INCLUDING UPON SUBSEQUENT CONVERSION OF THOSE SECURITIES)

DATE:	_________________________________________________________

In connection with the purchase or acquisition of the above-listed Securities, the undersigned Investor represents and warrants to, and agrees with, the Company as follows:

1.  No Registration. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein or otherwise made pursuant hereto.

2.  Investment Intent. The Investor is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Investor has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

3.  Investment Experience. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

4.  Speculative Nature of Investment. The Investor understands and acknowledges that the Company has a limited financial and operating history and that its investment in the Company is highly speculative and involves substantial risks. The Investor can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

5.  Access to Data.The Investor has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Investor believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Investor understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

A-1-1

6.  Accredited Investor. The Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

7.  Residency. The residency of the Investor (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

8.  Restrictions on Resales. The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “broker’s transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Investor acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Investor wishes to sell the Securities and that, in such event, the Investor may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Investor understands and acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Investor understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for those offers or sales and that those persons and the brokers who participate in the transactions do so at their own risk.

9.  No Public Market. The Holder understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

10. Brokers and Finders. The Investor has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Securities.

11. Legal Counsel.The Investor has had the opportunity to review the Warrant, the exhibits and schedules attached thereto and the transactions contemplated by the Warrant with its own legal counsel. The Investor is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by the Warrant.

A-1-2

12. Tax Advisors.The Investor has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by the Warrant. With respect to such matters, the Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Warrant.

13. Market Stand-off. The Investor agrees that the Investor shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by the Investor (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of the registration statement for the Company’s initial public offering filed under the Securities Act (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), provided that management of the Company agrees to the same restrictions. The obligations described in this section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each certificate with a legend with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day (or other) period. The Investor agrees to execute a market stand-off agreement with the relevant underwriters in customary form consistent with the provisions of this section.

(Signature Page Follows)

A-1-3

The Investor is signing this Investment Representation Statement and Market Stand-Off Agreement on the date first written above.

INVESTOR

(Print name of the investor)

(Signature)

(Name and title of signatory, if applicable)

(Street address)

(City, state and ZIP)

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EXHIBIT B

ASSIGNMENT FORM

ASSIGNOR:

COMPANY:	SUN BIOPHARMA, INC.

WARRANT:	THE WARRANT TO PURCHASE SHARES ISSUED ON MAY 15, 2013 (THE “WARRANT”)

DATE:	_________________________________________________________

(9)

Assignment. The undersigned registered holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant, with respect to the number of shares set forth below:

Name of Assignee:

Address of Assignee:

Number of Shares Assigned:

and does irrevocably constitute and appoint ______________________ as attorney to make such transfer on the books of Sun BioPharma, Inc., maintained for the purpose, with full power of substitution in the premises.

(10)

Obligations of Assignee. Assignee agrees to take and hold the Warrant and any shares of stock to be issued upon exercise of the rights thereunder (and any shares issuable upon conversion thereof) (the “Securities”) subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

(11)

Investment Intent. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Section 11 of the Warrant are true and correct as to Assignee as of the date hereof.

(12)

Investment Representation Statement and Market Stand-Off Agreement. Assignee has executed, and delivers herewith, an Investment Representation Statement and Market Stand-Off Agreement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

ASSIGNOR	ASSIGNEE

(Print name of Assignor)	(Print name of Assignee)

(Signature of Assignor)	(Signature of Assignee)

(Print name of signatory, if applicable)	(Print name of signatory, if applicable)

(Print title of signatory, if applicable)	(Print title of signatory, if applicable)

Address:	Address:

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EXHIBIT F

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

SUN BIOPHARMA,INC.

CONVERTIBLE PROMISSORY NOTE

$[_____________]	[_______________]

FOR VALUE RECEIVED, Sun BioPharma, Inc., a Delaware corporation (the “Company”) promises to pay to [_________________] (“Holder”), or its registered assigns, in lawful money of the United States of America the principal sum of $[_____________], or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Convertible Promissory Note (this “Note”) on the unpaid principal balance at a rate equal to 5.0% simple interest per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier to occur of (i) upon written demand of Holder after December 27, 2018 (the “Maturity Date”), (ii) the initial public offering (“IPO”) of the Company’s Common Stock, par value $.001 per share, (iii) a Change of Control (as defined below) of the Company, or (iv) when, during the continuance of an Event of Default that was not cured within the cure period, as applicable, such amounts are declared due and payable by Holder or made automatically due and payable, in each case, in accordance with the terms hereof. This Note is one of the “Notes” issued in connection with the transactions relating to the Company’s selling of a minimum of $3,000,000 and up to a maximum of $6,000,000 principal amount of Notes to certain purchasers including existing stockholders of the Company, pursuant to the terms of the Subscription Agreements by and between the Company and each of the purchasers. Capitalized terms not otherwise defined herein shall have the meaning set forth in Subscription Agreement dated as of the date hereof between the Company and the Holder.

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

1.  Payments.

(a) Interest. Accrued interest on this Note shall be payable on a quarterly basis.

(b) Voluntary Prepayment. This Note may be prepaid by the Company at any time upon twenty (20) days written notice, subject to Holder’s right to convert such Note as provided in Section 4.

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2.  Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note and the other Financing Documents:

(a) Failure to Pay. The Company shall (i) fail to pay (a) when due any principal payment on the due date hereunder or (b) any interest payment or other payment required under the terms of this Note or any other Financing Document on the date due and such payment shall not have been made within twenty (20) business days of the Company’s receipt of written notice to the Company of such failure to pay; or (ii) default under the terms of any other indebtedness of the Company, including, without limitation, indebtedness to the Institute for Commercialization of Public Research, Inc. and any other indebtedness outstanding on the date of this Note or incurred hereafter, and, if applicable under the terms of such indebtedness, such default shall not have been cured during the cure period thereunder; or

(b) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

(c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any of its subsidiaries, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within forty-five (45) days of commencement.

3.  Rights of Holder upon Default. Upon the occurrence of any Event of Default (other than an Event of Default described in Sections 2(b) or 2(c)) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Financing Documents to the contrary notwithstanding. Upon the occurrence of any Event of Default described in Sections 2(b) or 2(c), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Financing Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence and during the continuance of any Event of Default, Holder may exercise any other right, power or remedy granted to it by the Financing Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

4.  Conversion.

(a) Optional Conversion. At any time prior to December 31, 2018 (the “Optional Conversion Maturity Date”), the outstanding principal amount of this Note and accrued and unpaid interest on this Note, in whole or in part, shall, upon the written election of the Holder delivered in accordance with Section 4(c), be converted into fully paid and nonassessable shares of Common Stock of the Company at the applicable Conversion Price, with any fractional shares rounded down.

F-2

(b) Conversion upon Change of Control or IPO. If a Change of Control or IPO occurs prior to the Optional Conversion Maturity Date, the outstanding principal amount of this Note and all accrued and unpaid interest on this Note shall, upon the written election of the Holder delivered in accordance with Section 4(c), either:

(i) be converted immediately prior to the consummation of such Change of Control or IPO into fully paid and nonassessable shares of the Company’s Common Stock at a price per share equal to the Conversion Price, with any fractional shares rounded down; or

(ii) become due and payable upon the closing of such Change of Control or IPO and be repaid to the Holder concurrent with the closing of such Change of Control or IPO.

(c) Conversion Procedure.

(i) Conversion Notice Under Section 4(a). If Holder determines, at any time prior to the Optional Conversion Maturity Date, to convert this Note pursuant to Section 4(a), the Holder must deliver written notice to the Company of its intent to convert pursuant to Section 4(a), specifying the principal amount of the Note to be converted, together with all accrued and unpaid interest.

(ii) Conversion Notice Upon Change of Control or IPO (Section 4(b)). The Company shall give the Holder at least 10 days advance written notice of the occurrence of a Change of Control or IPO at the address last shown on the records of the Company for Holder or given by Holder to the Company for the purpose of notice, notifying Holder of the Change of Control or IPO to be effected, specifying the number of shares of Common Stock issuable upon conversion hereof and the anticipated closing date of the Change of Control or IPO. The Holder must deliver written notice to the Company at least five (5) days prior to the anticipated closing date of the Change of Control or IPO, specifying whether the Holder elects to convert pursuant to Section 4(b)(i) and the principal amount of the Note to be converted, together with all accrued and unpaid interest, or whether the Note is to be repaid pursuant to Section 4(b)(ii).

(iii) Other Conversion Procedures. If Holder elects to convert this Note in accordance with Section 4(b), Holder hereby agrees to execute and deliver to the Company all transaction documents requested by the Company. Holder also agrees in connection with any conversion hereunder, to deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note) on the date of conversion, for cancellation; provided, however, that if Holder delivers notice pursuant to this Section 4(c) of its intent to convert any or all of the principal amount of the Note, then upon the applicable effective date of such conversion, this Note, or the portion thereof so elected to be converted, shall be deemed converted and of no further force and effect, whether or not it is delivered for cancellation as set forth in this sentence. If applicable, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder a certificate or certificates for the number of shares of Common Stock to which Holder shall be entitled upon such conversion. Any conversion of this Note pursuant to Section 4(a) or 4(b) shall be deemed to have been made immediately prior to the date of conversion, and on and after such date the Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock. If less than the full principal amount of this Note is elected to be converted, the Company shall deliver a new Note to the Holder for the remaining principal amount thereof that was not so converted.

(iv) Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. Upon conversion of this Note, Company shall be forever released from all its obligations and liabilities under this Note and this Note shall be deemed of no further force or effect, whether or not the original of this Note has been delivered to the Company for cancellation.

F-3

(d) Notices of Record Date. In the event of:

(i) Any taking by Company of a record of the holders of any class of securities of Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(ii) Any capital reorganization of Company, any reclassification or recapitalization of the capital stock of Company or any transfer of all or substantially all of the assets of Company to any other Person or any consolidation or merger involving Company; or

(iii) Any voluntary or involuntary dissolution, liquidation or winding-up of Company,

Company will mail to the Holder of this Note at least ten (10) days (or thirty (30) days in the event of a planned action covered by Section 4(d)(ii) or (iii)) prior to the earliest date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right; and (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

5.  Definitions. Defined terms used herein without definition shall have the meanings attributed thereto in the Subscription Agreement. As used in this Note, the following capitalized terms have the following meanings:

“Change of Control” shall mean (i) a sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company, (ii) the grant by the Company of an exclusive license of all or substantially all of the Company’s intellectual property, (iii) any reorganization, merger or consolidation of the Company, other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity, or (iv) any “person” or “group” (within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the outstanding voting securities of the Company having the right to vote for the election of members of the Board of Directors (other than in connection with the sale of voting securities with the primary purpose to fund the Company’s operations).

“Company” has the meaning given in the introductory paragraph of this Note.

 “Conversion Price” shall mean $[_______] per share of Common Stock (as may be adjusted for any stock dividend, stock split, combination of shares, recapitalization, reclassification or similar event).

“Event of Default” has the meaning given in Section 2 hereof.

“Financing Documents” shall mean this Note and the related Subscription Agreement.

F-4

“Holder” shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

“IPO” has the meaning given in the introductory paragraph of this Note.

“Notes” shall mean the convertible promissory notes issued pursuant to the Subscription Agreements.

“Optional Conversion Maturity Date” has the meaning given in Section 4(a) hereof.

“Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Holder of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note and the other Financing Documents, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding. Notwithstanding the foregoing, the term “Obligations” shall not include any obligations of Company under or with respect to any warrants to purchase Company’s capital stock.

“Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Subscription Agreement” shall mean the Subscription Agreement, dated as of the date hereof (as amended, modified or supplemented), by and between the Company and the Holder. Subscription Agreements shall mean those Subscription Agreements entered into between the Company and other purchasers of Notes substantially in the same form as the Subscription Agreement.

6.  Miscellaneous.

(a) Successors and Assigns; Transfer of this Note or Securities Issuable on Conversion Hereof.

(i) Subject to the restrictions on transfer described in this Section 6(a), the rights and obligations of the Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

F-5

(ii) With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder’s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 6(a) that the opinion of counsel for Holder, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Subscription Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

(b) Subordination. Pursuant to the Subscription Agreement, this Note shall be subordinated in all respects to the payment in full of all loans, advances and other extensions of credit made to the Company from non-affiliated third party lenders, such as banks and venture debt companies, incurred in the normal course of business; however, no additional term indebtedness shall be permitted to be incurred by the Company without the written consent of the holders of seventy-five (75%) percent of the outstanding principal amount of all the Notes.

(c) Notices.All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Subscription Agreement, or at such other address or facsimile number as the Company shall have furnished to Holder in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(d) Pari Passu Notes. Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to the other Notes. In the event Holder receives payments in excess of its pro rata share of the Company’s payments to the Holders of all of the Notes, then Holder shall hold in trust all such excess payments for the benefit of the holders of the other Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

(e) Payment. Unless converted into the Company’s equity securities pursuant to the terms hereof, payment shall be made in lawful tender of the United States.

(f) Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

(g) Waiver of Jury Trial; Judicial Reference. By acceptance of this Note, Holder hereby agrees and the Company hereby agrees to waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Note or any of the FINANCING Documents.

(Signature Page Follows)

F-6

The Company has caused this Note to be issued as of the date first written above.

SUN BIOPHARMA, INC. (a Delaware corporation)

By:	/s/ Michael T. Cullen
Michael T. Cullen
President and Chairman

Sun BioPharma, Inc. – Convertible Promissory Note ([_____________________])

F-7

EXHIBIT G

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made effective as of the [____] day of July, 2015 by and among Sun BioPharma, Inc. (f/k/a Cimarron Medical, Inc.), a Delaware corporation (“Parent”), David Fuhrman, Robert Sargent and Steven Fuhrman (together with David Fuhrman and Robert Sargent, the “Indemnifying Parties”).

WHEREAS, David Fuhrman was previously the CEO, CFO, President, Chairman of the Board and a stockholder of Parent.

WHEREAS, Robert Sargent was previously a director of Parent.

WHEREAS, Steven Fuhrman is the owner of Haxton Management, LLC, a company that previously provided financial management consulting services to Parent.

WHEREAS, Sun BioPharma Research, Inc. (f/k/a Sun BioPharma, Inc.), a Delaware corporation (the “Company”), SB Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Subsidiary”), and Parent have entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of June 12, 2015 whereby Merger Subsidiary would merge with and into the Company and the Company would thereby become a wholly owned subsidiary of Parent; and

WHEREAS, it is a condition to the obligation of the Company to effect the closing of the transactions contemplated by the Merger Agreement that Parent and the Indemnifying Parties have entered into this Indemnification Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

1. Indemnification by the Indemnifying Parties.

(a) Indemnification Relating to Representations and Warranties. The Indemnifying Parties hereby agree, jointly and severally, to indemnify and hold Parent harmless from and after the date of this Indemnification Agreement from and against all damage it actually suffers as a result of any and all losses, injuries, damages or deficiencies sustained by Parent in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to any act or omission of Parent prior to the Merger Time (as defined in the Merger Agreement), including all judgments, costs, fees (including reasonable attorneys’ fees), and other reasonable out of pocket expenses incident to the foregoing; except for (i) claims relating to the Parent indebtedness represented by the promissory notes identified on Exhibit A hereto, in regard to which the Indemnifying Parties shall never have any indemnification obligations. In further consideration of the Indemnifying Parties’ indemnification obligations herein, Indemnifying Parties or their assigns shall have the option to purchase 1000 shares of common stock of Cimarron Medical Software, Inc., a Utah corporation, for the purchase price of the assumption of the Parent indebtedness represented by the promissory notes identified on Exhibit B hereto.

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(b) Notification and Opportunity to Confer and Defend. Parent agrees that it will (i) notify the Indemnifying Parties within seven (7) business days of Parent senior management becoming aware of a situation that is reasonably likely to give rise to a claim for indemnification under the Indemnification Agreement and (ii) cooperate in a reasonable manner with Indemnifying Party and at the Indemnifying Party’s expense, with respect to the defense and disposition of such claim; provided, however, that: (A) notwithstanding anything to the contrary in this agreement, Indemnifying Parties shall have control of the defense or settlement; (B) the Indemnifying Party shall not enter into any settlement that obligates the Parent to take any action or incur any expense without the Parent’s prior written consent, and (C) the Parent shall have the right to be represented by independent counsel of its own choosing, at its own expense, in connection with any such claim or suit. If the Indemnifying Parties fail to defend such suit, then the Parent, through counsel of its choice, shall, at the expense of the Indemnifying Parties, have the right to conduct the defense of such claim; provided however that the Parent shall not enter into any settlement that obligates the Indemnifying Parties to take any action or incur any expense without the Indemnifying Parties’ prior written consent (which shall not be unreasonably withheld). Any failure to notify the Indemnifying Parties within the seven (7) day period above shall not release the Indemnifying Parties from their respective obligations to indemnify Parent as provided in this Section 1, except to the extent that such failure has materially prejudiced the Indemnifying Parties’ ability to defend or resolve such claim on a more favorable basis.

(c) Limitation on Steve Fuhrman Indemnification Obligation. Notwithstanding the above paragraph, the indemnification obligation of Steve Fuhrman, who has never been an officer, director or principal shareholder of Parent, shall apply only to any financial matters involving Parent after January 1, 2010 (the “Applicable Period”). For purposes of this paragraph “financial matters” shall be defined as any assistance, advice or consultation in any accounting, financial statement or tax preparation, financial reporting or other financial efforts involving Parent during the Applicable Period.

2. Procedures for Indemnification. Parent shall give the Indemnifying Parties written notice, in reasonable detail, of all claims for indemnification being made by Parent against the Indemnifying Parties under the applicable provisions of this Indemnification Agreement and the amount of such claims (“Notice of Claim”). If requested in writing by the Indemnifying Parties within fifteen (15) days after receipt of the Notice of Claim, the Chief Executive Officer of Parent shall meet with the Indemnifying Parties within ten (10) business days thereafter to attempt to amicably resolve the dispute that is the subject of the Notice of Claim. The Indemnifying Parties must give Parent written notice of their intent to dispute the amount of a claim within thirty (30) business days of receipt of a Notice of Claim. The eventual payment by the Indemnifying Parties of any disputed amount shall include accrued interest of 8% per annum on the disputed amount from the date of payment by Parent of the disputed claim to the date of the payment to Parent by the Indemnifying Parties of such amount.

3. Counterparts. This Indemnification Agreement may be executed in one or more counterparts each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each of the parties hereto.

4. Governing Law. This Indemnification Agreement shall be governed by the laws of the State of Delaware without giving effect to conflict-of-laws principles.

5. Arbitration. Any unresolved dispute or controversy arising under or in connection with this Indemnification Agreement or the transactions contemplated hereby shall be settled exclusively by arbitration, conducted before a single arbitrator in Wilmington, Delaware in accordance with the rules of the American Arbitration Association then in effect. To the extent not prohibited by governing law and to the extent not inconsistent with the rules of the American Arbitration Association then in effect, the arbitrator shall have full power and discretion to (i) authorize, direct and administer discovery, (ii) determine all threshold issues (e.g., jurisdiction, adequacy of notice, arbitrability, enforceability and scope), (iii) determine the applicability of statutes of limitations, (iv) apply any substantive or procedural rule of law, privilege or other standard, (v) receive evidence, with or without hearings, in such form and manner as may be appropriate under the circumstances, (vi) issue summary judgment or comparable disposition, (vii) allocate the costs and expenses of arbitration and enforcement, including attorney’s fees, and (viii) provide for such remedies or relief, including provisional or temporary relief but excluding punitive damages, as equity or circumstances may warrant. The arbitrator shall not, however, have the authority to add to, detract from or modify any provision hereof. A decision by the arbitrator shall be final and binding, without right of appeal for error or manifest disregard of law. Judgment may be entered on the arbitrator’s award in any court having jurisdiction.

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6. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, effective when delivered, or if delivered by express delivery service, effective when delivered, or if mailed by registered or certified mail (return receipt requested), effective three business days after mailing, or if delivered by telecopy, effective when telecopied with confirmation of receipt, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Indemnifying Parties, or any of them, to:

David Fuhrman
[_____________________]
[_____________________]
Facsimile: [____________]
[_____________________]

Robert Sargent
[_____________________]
[_____________________]
Facsimile: [____________]
[_____________________]

Steven Fuhrman
[_____________________]
[_____________________]
Facsimile: [____________]
[_____________________]

with a copy to:

[_____________________]
c/o [__________________]
[_____________________]
[_____________________]
[_____________________]
Facsimile: [____________]
[_____________________]

If to Parent to:

c/o Michael T. Cullen, President Sun BioPharma, Inc. 5700 SW 34th Street Suite 105 Gainesville, FL 32608 Facsimile: (352) 528-6970 mcullen@sunbiopharma.com with a copy to:

Faegre Baker Daniels LLP c/o W. Morgan Burns 2200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402-3901 Facsimile: (612) 766-1600 morgan.burns@FaegreBD.com

7. Severability. If any term or other provision of this Indemnification Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Indemnification Agreement shall nevertheless remain in full force and effect.

8. Entire Agreement. This Indemnification Agreement constitutes the entire agreement with respect to the subject matter hereof.

[Signature Page Follows]

G-3

SUN BIOPHARMA, INC.

By:	/s/ Michael T. Cullen
Name:	Michael T. Cullen
Its:	President and Chairman

David Fuhrman

Robert Sargent

Steven Fuhrman

[Signature Page to Indemnification Agreement]

G-4

EXHIBIT A

Section 1(a)(i) Promissory Notes

Total principal amount of $250,000 reflected as part of the promissory notes reflected on spreadsheet attached hereto as Schedule 1, which principal amount has been paid or will be paid to the sellers by the buyers, respectively, under those certain note purchase agreements referenced on Exhibit B hereto.

A-1

EXHIBIT B

Parent Indebtedness Promissory Notes

Those certain promissory notes identified on Schedule 6.3(r) of the Merger Agreement and reflected on the spreadsheet attached hereto as Schedule 1, with current principal balance of $555,271.75, less the sum of $250,000 (net amount - $305,271.75) paid or to be paid to David Furman and Robert Sargent (through his entity, Rare Principle, L.C.) under three certain note purchase agreements between David Furman and Robert Sargent (through his entity, Rare Principle, L.C.), as sellers under the note purchase agreements, and Douglas Polinsky, Weldon Gilbertson, Trustee of Ryan Gilbertson 2012 Trust, and Providence, LLC, respectively, as buyers under the note purchase agreements.

B-1

SCHEDULE 1

Cimarron Software, Inc.
Note Payable Related Party
5/31/15

	GP	DF	RS	Total

March 2004-Dec.2004 Accrual		18,576.23	18,576.23	37,152.46
Balance @ 12/31/2004		18,576.23	18,576.23	37,152.46
Jan. 2005-Dec. 2005 Accrual		85,081.73	85,081.73	170,163.45
Balance @ 12/31/2005		103,657.96	103,657.96	207,315.91
Balance @ 12/31/2006		103,657.96	103,657.96	207,315.91
2007 Accrual		17,059.24	16,006.60	33,065.84
Deferred Salary Account balance @ 12/31/07		120,717.20	119,664.56	240,381.75
To be assigned to GP (at y/e 2008)

2008 To be reflected as a Note Payable-GP		95,128.00	33,702.00	128,830.00

Balance Note Payable-GP @ y/e 12/31/08		215,845.20	153,366.56	369,211.75

Less: Cash Paid to D.Fuhrman on
behalf of DIM 2009		(91,640.00)		(91,640.00)

2009 Accrual		150,000.00		150,000.00

Balance @ 12/31/09		274,205.20	153,366.56	427,571.75

2010 Accrual		150,000.00		150,000.00

Less:Cash paid to D.Fuhrman on behalf of DIM		(22,100.00)		(22,100.00)

Balance Note Payable: GP 12/31/10	0.00	402,105.20	153,366.56	555,471.75

7/9/2011 RS Loan			3,000.00	3,000.00
12/9/2011 Loan	2,000.00			2,000.00
1/24/2012 Loan	10,000.00			10,000.00
6/5/2013 Pyament	(3,000.00)			(3,000.00)
2/12/2015 Payment Activity		(11,000.00)		(11,000.00)
3/12/2015 Payment Activity		(1,200.00)		(1,200.00)
Total Activity	9,000.00	(12,200.00)	3,000.00	(200.00)

Balance Note Payable: GP 5/31/15				555,271.75

S-1